COMMONWEALTH INTERNATIONAL SERIES TRUST

On Behalf Of Its Series,

COMMONWEALTH JAPAN FUND (CNJFX)

COMMONWEALTH AUSTRALIA/NEW ZEALAND FUND (CNZLX)

COMMONWEALTH GLOBAL FUND (CNGLX)

COMMONWEALTH REAL ESTATE SECURITIES FUND (CNREX)

PROSPECTUS

MARCH 1, 2010

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

SUMMARY

COMMONWEALTH JAPAN FUND (CNJFX)

Investment Objective

The investment objective of the Commonwealth Japan Fund (the “Japan Fund”) is to provide long-term capital appreciation and current income.

Fees and Expenses of the Japan Fund

This table describes the fees and expenses you may pay if you buy and hold shares of the Japan Fund.

SHAREHOLDER FEES (fees paid directly from your investment)
Redemption Fee (as a percentage of the amount redeemed)	2.00%

ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.75%
Distribution (12b-1) Fees[1]	0.25%
Other Expenses	3.56%
Acquired Fund Fees and Expenses[2]	0.07%
Total Annual Fund
Operating Expenses	4.63%

1.
The Japan Fund has adopted a Rule 12b-1 Plan that permits it to pay up to 0.35% of its average net assets each year. The Board of Trustees has adopted a resolution to spend not more than 0.25% of the Fund’s average net assets under the Rule 12b-1 Plan until, at the earliest, March 1, 2011.

2.
The term “Acquired Funds” refers to other investment companies in which the Japan Fund invests and represents the pro rata expense indirectly incurred by the Fund as a result of investing in other investment companies, including ETFs, closed-end funds and money market funds that have their own expenses. These fees and expenses are not used to calculate the Fund’s net asset value. The Total Annual Fund Operating Expenses will not correlate to the expense ratio in the Japan Fund’s financial statements.

Example:

The following example is intended to help you compare the cost of investing in the Japan Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000.00 in the Japan Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, and that the Japan Fund’s operating expenses remain the same. Although, your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$464	$1,397	$2,337	$4,717

1

Portfolio Turnover

The Japan Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Japan Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Japan Fund’s performance. During the most recent fiscal year, the Japan Fund’s portfolio turnover rate was 30% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the Japan Fund invests at least 80% of its net assets in the securities of, and depositary receipts represented by, Japanese issuers. The Japan Fund considers an issuer to be a Japanese issuer if: (1) the issuer is organized under Japan’s law; (2) the securities of the issuer are listed on Japan’s stock exchanges regardless of the country in which the issuer is organized; (3) the issuer derives 50% or more of its total revenue from goods and/or services produced or sold in Japan; or (4) the securities are issued by government entities of Japan. The Japan Fund invests primarily in equity securities, without regard to capitalization, including common and preferred stock and securities convertible into common stock, and debt securities denominated in Yen and securities of Japanese issuers. In addition, the Japan Fund may purchase depositary receipts, which are dollar-denominated depositary receipts that, typically, are issued by a United States bank or trust company and represent the deposit with that bank or trust company of a security of a foreign issuer.

Pursuant to guidelines approved by the Board of Trustees, investments in debt securities may include obligations of governmental issuers, as well as obligations of other companies where such obligations are rated, at the time of purchase, Baa3 or better by Moody’s Investors Service, Inc. (“Moody’s”), BBB- or better by Standard & Poor’s Corporation (“S&P”), or obligations of comparable quality as determined by FCA Corp, the investment adviser to the Fund. The Fund’s investments in commercial paper must be rated at least A-2 by S&P or P-2 by Moody’s. Convertible debt securities are treated as equity securities and therefore may not meet the foregoing ratings.

FCA Corp will attempt whenever possible to: (i) diversify among companies and industries and (ii) focus on companies with reasonable valuations. FCA Corp will also seek to sell a stock when it believes its price is unlikely to appreciate longer term, other comparable investments offer better opportunities for the Japan Fund, or in the course of adjusting the Fund’s emphasis(es) on a given sector. The Japan Fund generally invests in equity securities with the view to hold them long-term and debt securities to hold to maturity. The Japan Fund’s portfolio securities are evaluated on their long-term prospects.

Principal Risks

The Japan Fund’s investments will fluctuate in price. This means that the Japan Fund’s share price will go up and down, and Japan Fund shareholders can lose money. Investments in stocks of any type involve risk because stock prices have no guaranteed value. Stock prices may fluctuate in response to various factors, including market conditions, political and other events, and developments affecting the particular issuer or its industry or geographic segment.

Investments in debt and/or fixed income securities tend to fluctuate inversely with changes in interest rates. Changes in an issuer’s financial strength or creditworthiness also can affect the value of the securities it issues. Convertible and preferred stocks, which have some characteristics of both equity and fixed income securities, also contain, to varying degrees depending on their structure, the associated risks of each. The Fund may invest in various rated investment-grade securities, including securities rated

2

Baa3 by Moody’s or BBB- by S&P. While these rated securities are considered investment-grade, they are somewhat riskier than more highly rated investment-grade securities.

Foreign securities risks include, but are not limited to, differences in securities markets in other countries, in tax policies, in the level of regulation and in accounting standards, as well as risks associated with fluctuations in currency values. Further, there is often less publicly available information about foreign issuers, and there is the possibility of negative governmental actions and of political and social unrest. The Japan Fund may not be able to participate in rights and offerings that are not registered for sale to a U.S. investor. Securities in foreign markets also are generally less liquid and have greater price fluctuation than is typical in the U.S. for securities of comparable issuers. Transactions in foreign securities generally involve currency exchange cost and risk and often take longer to settle than do securities in the U.S., which may make it more difficult for the Japan Fund to liquidate positions. This in turn may cause delays in the Japan Fund’s receipt of proceeds and an associated loss of potential dividend and interest income or the incurrence of interest cost on debt incurred to cover the period required until the receipt of the proceeds of these same securities. Additionally, although depositary receipts provide a convenient means to invest in non-U.S. securities, such investments involve risks generally similar to investments directly in foreign securities. The Fund, by focusing its investments on Japanese issuers, may be exposed to additional risks that other funds that invest in securities of issuers in more than one country or region may not be exposed. For instance, financial, economic or political instabilities that impact Japan, but that do not impact the broader Asian-Pacific region, could impact the Japan Fund to a larger degree than other funds that invest in securities of issuers in a broader geographical area.

When-issued and forward commitment transactions involve the risk that the price or yield obtained in a transaction may be less favorable than the price or yield available in the market when the security delivery takes place. The Japan Fund’s when-issued purchases and forward commitments are not expected to exceed 25% of the value of its total assets at the time of purchase absent unusual market conditions.

Investing in small capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. In addition, the earnings and prospects of smaller companies may be more volatile than those of larger companies and smaller companies may experience higher failure rates than do larger companies.

Should the Japan Fund invest in securities of companies involved in oil and gas, timber or mining activities, such investments will involve an increased number of risks, including geological risks, environmental liabilities, governmental regulations, and other risks involved in exploration, mining, distribution and marketing oil, gas, and other minerals, which can result in a higher degree of overall risk for the Japan Fund.

Abusive Trading Activities.   Frequent short-term purchases, redemptions or exchanges in Japan Fund shares (sometimes referred to as “market timing” or “frequent trading activities”) may result in a dilution in the value of Japan Fund shares for other shareholders. Such activity may create transaction costs that are borne by all shareholders, may disrupt the orderly management of the Japan Fund’s portfolio investments, and may affect the Japan Fund’s cost and performance for other shareholders. The Board of Trustees has adopted policies to discourage abusive trading activities and has approved procedures to implement those policies. There is no guarantee that these procedures can detect or prevent all abusive trading activities and, therefore, such activities may occur.

An investment in the Fund may lose value and is not guaranteed or insured by a bank, the Federal Deposit Insurance Corporation, or any other government agency.

3

FUND’S PAST PERFORMANCE

The bar chart and performance table below illustrate the variability of the Japan Fund’s returns. The Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how its average annual returns for 1, 5, and 10 years compare with those of a broad measure of market performance. Updated information on the Japan Fund’s results can be obtained by visiting www.commonwealthfunds.com.

JAPAN FUND
Year-by-year total return as of 12/31 each year (%)

For the periods included in the bar chart:

Best Quarter	16.43%, 3rd Quarter, 2005
Worst Quarter	(19.27)% 1st Quarter, 2009

Average Annual Total Return as of December 31, 2009 as compared to comparable index.

	1 Year	5 Years	10 Years
Return Before Taxes	(4.00)%	(3.99)%	(8.99)%

Return After Taxes on Distribution	(4.00)%	(4.45)%	(9.21)%

Return After Taxes on Distribution and Redemptions	(2.60)%	(3.26)%	(7.02)%

Tokyo Stock Price Index	5.21%	(1.21)%	(4.17)%

4

After-tax returns are calculated using the historical highest federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Japan Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Management

FCA Corp is the investment adviser to the Japan Fund.

Portfolio Managers

Robert W. Scharar, Lead Portfolio Manager, has managed the Japan Fund since 1997.
Wesley Yuhnke, Assistant Portfolio Manager, has managed the Japan Fund since 2002.
Carlos Rubio, Assistant Portfolio Manager, has managed the Japan Fund since 2004.
Ronald Manning, Assistant Portfolio Manager, has managed the Japan Fund since 2007.

For important information about purchase and sale of fund shares, tax information, and financial intermediary compensation please turn to the sections of this prospectus entitled “Purchase and Sale of Fund Shares,” “Tax Information,” and “Financial Intermediary Compensation” on page 21 of the prospectus.

5

COMMONWEALTH AUSTRALIA/NEW ZEALAND FUND (CNZLX)

Investment Objective

The investment objective of the Commonwealth Australia New Zealand Fund (the “Australia/New Zealand Fund”) is to provide long-term capital appreciation and current income.

Fees and Expenses of the Fund

This table describes the fees and expenses you may pay if you buy and hold shares of the Australia/New Zealand Fund.

SHAREHOLDER FEES (fees paid directly from your investment)
Redemption Fee (as a percentage of the amount redeemed)	2.00%

ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.75%
Distribution (12b-1) Fees[1]	0.25%
Other Expenses	2.59%
Acquired Fund Fees and Expenses[2]	0.04%
Total Annual Fund
Operating Expenses	3.63%

1.
The Australia/New Zealand Fund has adopted a Rule 12b-1 Plan that permits it to pay up to 0.35% of its average net assets each year. The Board of Trustees has adopted a resolution to spend not more than 0.25% of the Fund’s average net assets under the Rule 12b-1 Plan until, at the earliest, March 1, 2011.

2.
The term “Acquired Funds” refers to other investment companies in which the Australia/New Zealand Fund invests and represents the pro rata expense indirectly incurred by the Fund as a result of investing in other investment companies, including ETFs, closed-end funds and money market funds that have their own expenses. These fees and expenses are not used to calculate the Fund’s net asset value. The Total Annual Fund Operating Expenses will not correlate to the expense ratio in the Fund’s financial statements.

Example:

The following example is intended to help you compare the cost of investing in the Australia/New Zealand Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000.00 in the Australia/New Zealand Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, and that the Australia/New Zealand Fund’s operating expenses remain the same. Although, your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$365	$1,112	$1,878	$3,889

Portfolio Turnover

The Australia/New Zealand Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher

6

transaction costs and may result in higher taxes when Australia/New Zealand Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Australia/New Zealand Fund’s performance. During the most recent fiscal year, the Australia/New Zealand Fund’s portfolio turnover rate was 34% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the Australia/New Zealand Fund invests at least 80% of its net assets in the securities of, and depositary receipts represented by, Australia and New Zealand issuers. The Australia/New Zealand Fund considers an issuer to be an Australian or New Zealand issuer if: (1) the issuer is organized under Australia or New Zealand law; (2) the securities of the issuer are listed on Australia or New Zealand stock exchanges regardless of the country in which the issuer is organized; (3) the issuer derives 50% or more of its total revenue from goods and/or services produced or sold in Australia or New Zealand; or (4) the securities are issued by government entities of Australia or New Zealand. The Australia/New Zealand Fund invests primarily in equity securities, without regard to capitalization, including common and preferred stock and securities convertible into common stock, and debt securities denominated in one of those countries’ currencies and securities of Australian/New Zealand issuers. In addition, the Australia/New Zealand Fund may invest in depositary receipts, which are dollar-denominated depositary receipts that, typically, are issued by a United States bank or trust company and represent the deposit with that bank or trust company of a security of a foreign issuer.

Pursuant to guidelines approved by the Board of Trustees, investments in debt securities may include obligations of governmental issuers, as well as obligations of other companies where such obligations are rated, at the time of purchase, Baa3 or better by Moody’s, BBB- or better by S&P, or obligations of comparable quality as determined by FCA Corp, the investment adviser to the Fund. The Fund’s investments in commercial paper must be rated at least A-2 by S&P or P-2 by Moody’s. Convertible debt securities are treated as equity securities and therefore may not meet the foregoing ratings.

FCA Corp will attempt whenever possible to: (i) diversify among companies and industries and (ii) focus on companies with reasonable valuations. FCA Corp will also seek to sell a stock when it believes its price is unlikely to appreciate longer term, other comparable investments offer better opportunities for the Fund, or in the course of adjusting the Fund’s emphasis(es) on a given country or sector. The Australia/New Zealand Fund generally invests in equity securities with the view to hold them long-term and debt securities to hold to maturity. The Australia/New Zealand Fund’s portfolio securities are evaluated on their long-term prospects.

Principal Risks

The Australia/New Zealand Fund’s investments will fluctuate in price. This means that the Australia/New Zealand Fund’s share price will go up and down, and Australia/New Zealand Fund shareholders can lose money. Investments in stocks of any type involve risk because stock prices have no guaranteed value. Stock prices may fluctuate in response to various factors, including market conditions, political and other events, and developments affecting the particular issuer or its industry or geographic segment.

Investments in debt and/or fixed income securities tend to fluctuate inversely with changes in interest rates. Changes in an issuer’s financial strength or creditworthiness also can affect the value of the securities it issues. Convertible and preferred stocks, which have some characteristics of both equity and fixed income securities, also contain, to varying degrees depending on their structure, the associated risks of each. The Fund may invest in various rated investment-grade securities, including securities rated

7

Baa3 by Moody’s or BBB- by S&P. While these rated securities are considered investment-grade, they are somewhat riskier than more highly rated investment-grade securities.

Foreign securities risks include, but are not limited to, differences in securities markets in other countries, in tax policies, in the level of regulation and in accounting standards, as well as risks associated with fluctuations in currency values. Further, there is often less publicly available information about foreign issuers, and there is the possibility of negative governmental actions and of political and social unrest. The Australia/New Zealand Fund may not be able to participate in rights and offerings that are not registered for sale to a U.S. investor. Securities in foreign markets also are generally less liquid and have greater price fluctuation than is typical in the U.S. for securities of comparable issuers. Transactions in foreign securities generally involve currency exchange cost and risk and often take longer to settle than do securities in the U.S., which may make it more difficult for a Fund to liquidate positions. This in turn may cause delays in the Australia/New Zealand Fund’s receipt of proceeds and an associated loss of potential dividend and interest income or the incurrence of interest cost on debt incurred to cover the period required until the receipt of the proceeds of these same securities. Additionally, although depositary receipts provide a convenient means to invest in non-U.S. securities, such investments involve risks generally similar to investments directly in foreign securities. The Fund, by focusing its investments on Australian and New Zealand issuers, may be exposed to additional risks that other funds that invest in securities of issuers in a broader region may not be exposed. For instance, financial, economic or political instabilities that impact Australia and/or New Zealand, but that do not impact the broader Pacific region, could impact the Australia/New Zealand Fund to a larger degree than other funds that invest in securities of issuers in a broader geographical area.

When-issued and forward commitment transactions involve the risk that the price or yield obtained in a transaction may be less favorable than the price or yield available in the market when the security delivery takes place. The Australia/New Zealand Fund’s when-issued purchases and forward commitments are not expected to exceed 25% of the value of its total assets at the time of purchase absent unusual market conditions.

Investing in small capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. In addition, the earnings and prospects of smaller companies may be more volatile than those of larger companies and smaller companies may experience higher failure rates than do larger companies.

Should the Australia/New Zealand Fund invest in securities of companies involved in oil and gas, timber or mining activities, such investments will involve an increased number of risks, including geological risks, environmental liabilities, governmental regulations, and other risks involved in exploration, mining, distribution and marketing oil, gas, and other minerals, which can result in a higher degree of overall risk for the Australia/New Zealand Fund.

Abusive Trading Activities.   Frequent short-term purchases, redemptions or exchanges in Australia/New Zealand Fund shares (sometimes referred to as “market timing” or “frequent trading activities”) may result in a dilution in the value of Australia/New Zealand Fund shares for other shareholders. Such activity may create transaction costs that are borne by all shareholders, may disrupt the orderly management of the Australia/New Zealand Fund’s portfolio investments, and may affect the Australia/New Zealand Fund’s cost and performance for other shareholders. The Board of Trustees has adopted policies to discourage abusive trading activities and has approved procedures to implement those policies. There is no guarantee that these procedures can detect or prevent all abusive trading activities and, therefore, such activities may occur.

8

An investment in the Fund may lose value and is not guaranteed or insured by a bank, the Federal Deposit Insurance Corporation, or any other government agency.

FUND’S PAST PERFORMANCE

The bar chart and performance table below illustrate the variability of the Australia/New Zealand Fund’s returns. The Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how its average annual returns for 1, 5, and 10 years compare with those of a broad measure of market performance. Updated information on the Australia/New Zealand Fund’s results can be obtained by visiting www.commonwealthfunds.com.

AUSTRALIA/NEW ZEALAND FUND
Year-by-year total return as of 12/31 each year (%)

For the periods included in the bar chart:

Best Quarter	26.04%, 3rd Quarter, 2009
Worst Quarter	(20.83)%, 4th Quarter, 2008

9

Average Annual Total Return as of December 31, 2009 as compared to comparable indexes.

	1 Year	5 Years	10 Years
Return Before Taxes	38.91%	4.33%	8.21%

Return After Taxes on Distribution	38.91%	1.90%	6.66%

Return After Taxes on Distribution and Sale of Fund Shares	25.29%	3.02%	6.78%

NZX 50 Index	47.23%	1.23%	—

The New Zealand SmallCap Index	55.70%	2.23%	13.25%

Australian All Ordinaries Index	70.00%	6.67%	7.84%

After-tax returns are calculated using the historical highest federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Australia/New Zealand Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Management

FCA Corp is the investment adviser to the Australia/New Zealand Fund.

Portfolio Managers

Robert W. Scharar, Lead Portfolio Manager, has managed the Australia/New Zealand Fund since 1991.
Wesley Yuhnke, Assistant Portfolio Manager, has managed the Australia/New Zealand Fund since 2002.
Carlos Rubio, Assistant Portfolio Manager, has managed the Australia/New Zealand Fund since 2004.
Ronald Manning, Assistant Portfolio Manager, has managed the Australia/New Zealand Fund since 2007.

For important information about purchase and sale of fund shares, tax information, and financial intermediary, compensation please turn to the sections of this prospectus entitled “Purchase and Sale of Fund Shares,” “Tax Information,” and “Financial Intermediary Compensation” on page 21 of the prospectus.

10

COMMONWEALTH GLOBAL FUND (CNGLX)

Investment Objective

The investment objective of the Commonwealth Global Fund (the “Global Fund”) is to provide long-term capital appreciation and current income.

Fees and Expenses of the Fund

This table describes the fees and expenses you may pay if you buy and hold shares of the Global Fund.

SHAREHOLDER FEES (fees paid directly from your investment)
Redemption Fee (as a percentage of the amount redeemed)	2.00%

ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.75%
Distribution (12b-1) Fees[1]	0.25%
Other Expenses	2.40%
Acquired Fund Fees and Expenses[2]	0.02%
Total Annual Fund
Operating Expenses	3.42%

1.
The Global Fund has adopted a Rule 12b-1 Plan that permits it to pay up to 0.35% of its average net assets each year. The Board of Trustees has adopted a resolution to spend not more than 0.25% of the Fund’s average net assets under the Rule 12b-1 Plan until, at the earliest, March 1, 2011.

2.
The term “Acquired Funds” refers to other investment companies in which the Global Fund invests and represents the pro rata expense indirectly incurred by the Fund as a result of investing in other investment companies, including ETFs, closed-end funds and money market funds that have their own expenses. These fees and expenses are not used to calculate the Fund’s net asset value. The Total Annual Fund Operating Expenses will not correlate to the expense ratio in the Fund’s financial statements.

Example:

The following example is intended to help you compare the cost of investing in the Global Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000.00 in the Global Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, and that the Global Fund’s operating expenses remain the same. Although, your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$345	$1,051	$1,779	$3,703

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in

11

higher taxes when Global Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Global Fund’s performance. During the most recent fiscal year, the Global Fund’s portfolio turnover rate was 12% of the average value of its portfolio.

Principal Investment Strategies

The Global Fund invests primarily in U.S. and foreign equity securities, without regard to capitalization, including common and preferred stock and securities convertible into common stock, and debt securities. Although the Global Fund can invest in companies of any size and from any country, it generally focuses on established companies in countries with developed economies. In addition to buying equity and debt securities, the Global Fund may invest in depositary receipts, which are dollar-denominated depositary receipts that, typically, are issued by a United States bank or trust company and represent the deposit with that bank or trust company of a security of a foreign issuer. Under normal market conditions, the Global Fund invests at least 40% of its net assets in the securities of, and depositary receipts represented by, foreign issuers. The Global Fund considers an issuer to be a foreign issuer if: (1) the issuer is organized under the laws of a jurisdiction other than those of the United States; (2) the securities of the issuer are listed on stock exchange outside the United States regardless of the country in which the issuer is organized; (3) the issuer derives 50% or more of its total revenue from goods and/or services produced or sold outside of the United States; or (4) the securities are issued by government entities other than the United States.

Pursuant to guidelines approved by the Board of Trustees, investments in debt securities may include obligations of governmental issuers, as well as obligations of other companies where such obligations are rated, at the time of purchase, Baa3 or better by Moody’s, BBB- or better by S&P, or obligations of comparable quality as determined by FCA Corp, the investment adviser to the Global Fund. The Fund’s investments in commercial paper must be rated at least A-2 by S&P or P-2 by Moody’s. Convertible debt securities are treated as equity securities and therefore may not meet the foregoing ratings.

FCA Corp will attempt whenever possible to: (i) diversify among companies, industries, and without restriction to any particular region such as Asia or Europe or any particular country such as the United States or Japan; (ii) focus on companies with reasonable valuations; and (iii) generally focus on countries with developed economies. FCA Corp will also seek to sell a stock when it believes its price is unlikely to appreciate longer term, other comparable investments offer better opportunities for the Global Fund, or in the course of adjusting the Global Fund’s emphasis(es) on a given country or sector. The Global Fund generally invests in equity securities with the view to hold them long-term and debt securities to hold to maturity. The Global Fund’s portfolio securities are evaluated on their long-term prospects.

Principal Risks

The Global Fund’s investments will fluctuate in price. This means that the Global Fund’s share price will go up and down, and Global Fund shareholders can lose money. Investments in stocks of any type involve risk because stock prices have no guaranteed value. Stock prices may fluctuate in response to various factors, including market conditions, political and other events, and developments affecting the particular issuer or its industry or geographic segment.

Investments in debt and/or fixed income securities tend to fluctuate inversely with changes in interest rates. Changes in an issuer’s financial strength or creditworthiness also can affect the value of the securities it issues. Convertible and preferred stocks, which have some characteristics of both equity and fixed income securities, also contain, to varying degrees depending on their structure, the associated risks of each. The Fund may invest in various rated investment-grade securities, including securities rated

12

Baa3 by Moody’s or BBB- by S&P. While these rated securities are considered investment-grade, they are somewhat riskier than more highly rated investment-grade securities.

Foreign securities risks include, but are not limited to, differences in securities markets in other countries, in tax policies, in the level of regulation and in accounting standards, as well as risks associated with fluctuations in currency values. Further, there is often less publicly available information about foreign issuers, and there is the possibility of negative governmental actions and of political and social unrest. The Global Fund may not be able to participate in rights and offerings that are not registered for sale to a U.S. investor. Securities in foreign markets also are generally less liquid and have greater price fluctuation than is typical in the U.S. for securities of comparable issuers. Transactions in foreign securities generally involve currency exchange cost and risk and often take longer to settle than do securities in the U.S., which may make it more difficult for a Fund to liquidate positions. This in turn may cause delays in the Global Fund’s receipt of proceeds and an associated loss of potential dividend and interest income or the incurrence of interest cost on debt incurred to cover the period required until the receipt of the proceeds of these same securities. Additionally, although depositary receipts provide a convenient means to invest in non-U.S. securities, such investments involve risks generally similar to investments directly in foreign securities.

When-issued and forward commitment transactions involve the risk that the price or yield obtained in a transaction may be less favorable than the price or yield available in the market when the security delivery takes place. The Global Fund’s when-issued purchases and forward commitments are not expected to exceed 25% of the value of its total assets at the time of purchase absent unusual market conditions.

Investing in small capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. In addition, the earnings and prospects of smaller companies may be more volatile than those of larger companies and smaller companies may experience higher failure rates than do larger companies.

Should the Global Fund invest in securities of companies involved in oil and gas, timber or mining activities, such investments will involve an increased number of risks, including geological risks, environmental liabilities, governmental regulations, and other risks involved in exploration, mining, distribution and marketing oil, gas, and other minerals, which can result in a higher degree of overall risk for the Global Fund.

Abusive Trading Activities.   Frequent short-term purchases, redemptions or exchanges in Global Fund shares (sometimes referred to as “market timing” or “frequent trading activities”) may result in a dilution in the value of Global Fund shares for other shareholders. Such activity may create transaction costs that are borne by all shareholders, may disrupt the orderly management of the Global Fund’s portfolio investments, and may affect the Global Fund’s cost and performance for other shareholders. The Board of Trustees has adopted policies to discourage abusive trading activities and has approved procedures to implement those policies. There is no guarantee that these procedures can detect or prevent all abusive trading activities and, therefore, such activities may occur.

An investment in the Fund may lose value and is not guaranteed or insured by a bank, the Federal Deposit Insurance Corporation, or any other government agency.

13

FUND’S PAST PERFORMANCE

The bar chart and performance table below illustrate the variability of the Global Fund’s returns. The Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how its average annual returns for 1-year, 5-year, and since inception periods compare with those of a broad measure of market performance. Updated information on the Global Fund’s results can be obtained by visiting www.commonwealthfunds.com.

GLOBAL FUND
Year-by-year total return as of 12/31 each year (%)

For the periods included in the bar chart:

Best Quarter	21.24%, 2nd Quarter, 2009
Worst Quarter	(26.79)%, 4th Quarter, 2008

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Average Annual Total Return as of December 31, 2009 as compared to comparable index.

	1 Year	5 Years	Since Inception (December 3, 2002)
Return Before Taxes	43.29%	2.90%	8.42%

Return After Taxes on Distribution	43.29%	2.48%	7.99%

Return After Taxes on Distribution and Redemptions	28.14%	2.53%	7.36%

MSCI World Index	30.78%	2.62%	7.76%

After-tax returns are calculated using the historical highest federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Global Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Management

FCA Corp is the investment adviser to the Global Fund.

Portfolio Managers

Robert W. Scharar, Lead Portfolio Manager, has managed the Global Fund since 2002.
Wesley Yuhnke, Assistant Portfolio Manager, has managed the Global Fund since 2002.
Carlos Rubio, Assistant Portfolio Manager, has managed the Global Fund since 2004.
Ronald Manning, Assistant Portfolio Manager, has managed the Global Fund since 2007.

For important information about purchase and sale of fund shares, tax information and financial intermediary compensation please turn to the sections of this prospectus entitled “Purchase and Sale of Fund Shares,” “Tax Information,” and “Financial Intermediary Compensation” on page 21 of the prospectus.

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COMMONWEALTH REAL ESTATE SECURITIES FUND (CNREX)

Investment Objective

The investment objective of the Commonwealth Real Estate Securities Fund (the “Real Estate Securities Fund”) is to provide long-term capital appreciation and current income.

Fees and Expenses of the Fund

This table describes the fees and expenses you may pay if you buy and hold shares of the Real Estate Securities Fund.

SHAREHOLDER FEES (fees paid directly from your investment)
Redemption Fee (as a percentage of the amount redeemed)	2.00%

ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.75%
Distribution (12b-1) Fees[1]	0.25%
Other Expenses	2.71%
Acquired Fund Fees and Expenses[2]	0.08%
Total Annual Fund
Operating Expenses	3.79%

1.

The Real Estate Securities Fund has adopted a Rule 12b-1 Plan that permits it to pay up to 0.35% of its average net assets each year. The Board of Trustees has adopted a resolution to spend not more than 0.25% of the Fund’s average net assets under the Rule 12b-1 Plan until, at the earliest, March 1, 2011.

2.

The term “Acquired Funds” refers to other investment companies in which the Real Estate Securities Fund invests and represents the pro rata expense indirectly incurred by the Fund as a result of investing in other investment companies, including ETFs, closed-end funds and money market funds (but excluding REITs) that have their own expenses. These fees and expenses are not used to calculate the Fund’s net asset value. The Total Annual Fund Operating Expenses will not correlate to the expense ratio in the Fund’s financial statements.

Example:

The following example is intended to help you compare the cost of investing in the Real Estate Securities Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000.00 in the Real Estate Securities Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, and that the Real Estate Securities Fund’s operating expenses remain the same. Although, your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$381	$1,158	$1,953	$4,027

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Portfolio Turnover

The Real Estate Securities Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Real Estate Securities Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Real Estate Securities Fund’s performance. During the most recent fiscal year, the Real Estate Securities Fund’s portfolio turnover rate was 5% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the Real Estate Securities Fund invests at least 80% of its net assets in real estate securities. Investments made by the Real Estate Securities Fund are in issuers in real estate and related industries (i.e., those issuers whose fortunes are impacted by the real estate market). The Real Estate Securities Fund invests primarily in equity securities, without regard to capitalization, including common stock and preferred stock and securities convertible into common stock, and debt securities of companies in real estate industries, which may include commercial and/or residential real estate investment trusts (“REITs”), publicly traded real estate development companies, real estate management companies, building supply companies, timber companies, real property holdings and other publicly-traded companies involved in real estate related activities and industries. In addition to buying equity and debt securities, the Real Estate Securities Fund may invest in depositary receipts, which are dollar-denominated depositary receipts that, typically, are issued by a United States bank or trust company and represent the deposit with that bank or trust company of a security of a foreign issuer.

Pursuant to guidelines approved by the Board of Trustees, investments in debt securities may include obligations of governmental issuers, as well as obligations of other companies where such obligations are rated, at the time of purchase, Baa3 or better by Moody’s, BBB- or better by S&P, or obligations of comparable quality as determined by FCA Corp, the investment adviser to the Real Estate Securities Fund. The Real Estate Securities Fund’s investments in commercial paper must be rated at least A-2 by S&P or P-2 by Moody’s. Convertible debt securities are treated as equity securities and therefore may not meet the foregoing ratings.

FCA Corp will attempt whenever possible to: (i) diversify among companies and industries and (ii) focus on companies with reasonable valuations. FCA Corp will also seek to sell a stock when it believes its price is unlikely to appreciate longer term, other comparable investments offer better opportunities for the Real Estate Securities Fund, or in the course of adjusting the Real Estate Securities Fund’s emphasis(es) on a given sector. The Real Estate Securities Fund generally invests in equity securities with the view to hold them long-term and debt securities to hold to maturity. The Real Estate Securities Fund’s portfolio securities are evaluated on their long-term prospects.

Principal Risks

The Real Estate Securities Fund’s investments will fluctuate in price. This means that the Real Estate Securities Fund’s share price will go up and down, and Real Estate Securities Fund shareholders can lose money. Investments in stocks of any type involve risk because stock prices have no guaranteed value. Stock prices may fluctuate in response to various factors, including market conditions, political and other events, and developments affecting the particular issuer or its industry or geographic segment.

Investments in debt and/or fixed income securities tend to fluctuate inversely with changes in interest rates. Changes in an issuer’s financial strength or creditworthiness also can affect the value of the securities it issues. Convertible and preferred stocks, which have some characteristics of both equity and fixed income securities, also contain, to varying degrees depending on their structure, the associated risks

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of each. The Fund may invest in various rated investment-grade securities, including securities rated Baa3 by Moody’s or BBB- by S&P. While these rated securities are considered investment-grade, they are somewhat riskier than more highly rated investment-grade securities.

When-issued and forward commitment transactions involve the risk that the price or yield obtained in a transaction may be less favorable than the price or yield available in the market when the security delivery takes place. The Real Estate Securities Fund’s when-issued purchases and forward commitments are not expected to exceed 25% of the value of its total assets at the time of purchase absent unusual market conditions.

Investing in small capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. In addition, the earnings and prospects of smaller companies may be more volatile than those of larger companies and smaller companies may experience higher failure rates than do larger companies.

Should the Real Estate Securities Fund invest in securities of companies involved in oil and gas, timber or mining activities, such investments will involve an increased number of risks, including geological risks, environmental liabilities, governmental regulations, and other risks involved in exploration, mining, distribution and marketing oil, gas, and other minerals, which can result in a higher degree of overall risk for the Real Estate Securities Fund.

The Real Estate Securities Fund may invest in equity interests or debt obligations issued by REITs. REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interests. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling property that has appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Similar to investment companies, REITs are not taxed on income distributed to shareholders provided they comply with certain requirements of the Internal Revenue Code of 1986, as amended (the “Code”). The Real Estate Securities Fund will indirectly bear its proportionate share of expenses incurred by REITs in which the Fund invests in addition to the expenses incurred directly by the Real Estate Securities Fund. The Real Estate Securities Fund will be subject to risks similar to those associated with the direct ownership of real estate, including: declines in the value of real estate, risks related to general and local economic conditions, dependency on management skill, heavy cash flow dependency, possible lack of availability of mortgage funds, overbuilding, extended vacancies of properties, increased competition, increases in property taxes and operating expenses, changes in zoning laws, losses due to costs resulting from the clean-up of environmental problems, liability to third parties for damages resulting from environmental problems, casualty or condemnation losses, limitations on rents, changes in neighborhood values and the appeal of properties to tenants, changes in interest rates and changes in the tax laws.

Additionally, equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax free pass-through of income under the Code and failing to maintain their exemption from registration under the Investment Company Act of 1940, as amended (the “1940 Act”).

REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT’s investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a

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REIT’s investment in such loans will gradually align themselves to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

Finally, investments in REITs also involve the following risks: limited financial resources, infrequent or limited trading, and abrupt or erratic price movements.

Abusive Trading Activities.   Frequent short-term purchases, redemptions or exchanges in Real Estate Securities Fund shares (sometimes referred to as “market timing” or “frequent trading activities”) may result in a dilution in the value of Real Estate Securities Fund shares for other shareholders. Such activity may create transaction costs that are borne by all shareholders, may disrupt the orderly management of the Real Estate Securities Fund’s portfolio investments, and may affect the Real Estate Securities Fund’s cost and performance for other shareholders. The Board of Trustees has adopted policies to discourage abusive trading activities and has approved procedures to implement those policies. There is no guarantee that these procedures can detect or prevent all abusive trading activities and, therefore, such activities may occur.

An investment in the Fund may lose value and is not guaranteed or insured by a bank, the Federal Deposit Insurance Corporation, or any other government agency.

FUND’S PAST PERFORMANCE

The bar chart and performance table below illustrate the variability of the Real Estate Securities Fund’s returns. The Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how its average annual returns for 1-year, 5-year, and since inception periods compare with those of a broad measure of market performance. Updated information on the Real Estate Securities Fund’s results can be obtained by visiting www.commonwealthfunds.com.

REAL ESTATE SECURITIES FUND
Year-by-year total return as of 12/31 each year (%)

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For the periods included in the bar chart:

Best Quarter	23.12%, 2nd Quarter, 2009
Worst Quarter	(28.77)%, 4th Quarter, 2008

Average Annual Total Return as of December 31, 2009 as compared to comparable index.

	1 Year	5 Years	Since Inception (January 5, 2004)
Return Before Taxes	25.55%	(2.66)%	0.43%

Return After Taxes on Distribution	25.55%	(2.98)%	0.14%

Return After Taxes on Distribution and Redemptions	16.61%	(2.18)%	0.42%

MSCI US REIT Index	28.61%	0.23%	4.84%

After-tax returns are calculated using the historical highest federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Real Estate Securities Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Management

FCA Corp is the investment adviser to the Real Estate Securities Fund.

Portfolio Managers

Robert W. Scharar, Lead Portfolio Manager, has managed the Real Estate Securities Fund since 2002.
Wesley Yuhnke, Assistant Portfolio Manager, has managed the Real Estate Securities Fund since 2002.
Carlos Rubio, Assistant Portfolio Manager, has managed the Real Estate Securities Fund since 2004.
Ronald Manning, Assistant Portfolio Manager, has managed the Real Estate Securities Fund since 2007.

For important information about purchase and sale of fund shares, tax information, and financial intermediary, compensation please turn to the sections of this prospectus entitled “Purchase and Sale of Fund Shares,” “Tax Information,” and “Financial Intermediary Compensation” on page 21 of the prospectus.

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COMMONWEALTH JAPAN FUND
COMMONWEALTH AUSTRALIA/NEW ZEALAND FUND
COMMONWEALTH GLOBAL FUND
COMMONWEALTH REAL ESTATE SECURITIES FUND

Purchase and Sale of Fund Shares

The minimum initial investment in each series portfolio of the Trust – the Japan Fund; the Australia/New Zealand Fund; the Global Fund; and the Real Estate Securities Fund – is $200 and there is no minimum for subsequent investments, with the exception of continuous investment plans. The Funds reserve the right to redeem the accounts of shareholders with balances under $200 as a result of selling or exchanging shares. A redemption resulting from this minimum investment policy will be made upon sixty days (60) written notice to the shareholder unless the balance is increased to an amount in excess of $200. In the event that stockholder’s account falls below $200 due to market fluctuation, the Fund will not redeem the account.

You may redeem shares of the Funds at any time by writing to or calling the Funds’ transfer agent. You may also redeem shares by contacting any broker-dealer authorized to take orders for the Funds. Finally, you may arrange for periodic withdrawals of $50 or more if you invest at least $5,000 in a Fund. Under this arrangement, you must elect to have all your dividends and distributions reinvested in shares of the Fund. Your withdrawals under this plan may be monthly, quarterly, semi-annual or annual.

Tax Information

You will generally be subject to federal income tax each year on dividend and distribution payments, as well as on any gain realized when you sell (redeem) or exchange your Fund shares. If you hold Fund shares through a tax-deferred account (such as a retirement plan), you generally will not owe tax until you receive a distribution from the account.

Financial Intermediary Compensation

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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ADDITIONAL INFORMATION ABOUT THE FUNDS’ PRINCIPAL INVESTMENT STRATEGIES

Principal Objectives and Investment Strategies

The investment objective of each series portfolio of the Trust – the Japan Fund; the Australia/New Zealand Fund; the Global Fund; and the Real Estate Securities Fund – is to provide longterm capital appreciation and current income.

Under normal market conditions, each Fund (other than the Global Fund) invests at least 80% of its assets in the country or asset class specified in its name (i.e. Japan, Australia/New Zealand or real estate securities). “Assets” means net assets, plus the amount of borrowings for investment purposes. The 80% investment will be comprised of securities of issuers organized under the particular country’s law (i.e., Japan, Australia or New Zealand); issuers that are listed on the particular country’s stock exchanges (i.e., Japan, Australia or New Zealand) regardless of the country in which the issuer is organized; issuers that derive 50% or more of their total revenue from goods and/or services produced or sold in the particular country (i.e., Japan, Australia or New Zealand); and issues of government entities of the particular country (i.e., Japan, Australia or New Zealand). Investments made by the Real Estate Securities Fund are in issuers in real estate and related industries (i.e., those issuers whose fortunes are impacted by the real estate market). Each Fund’s 80% investment strategy (other than the Global Fund) can be changed without shareholder approval. Shareholders will be given 60 days advance notice if any Fund decides to change its strategy.

In addition to buying equity and debt securities, the Funds may invest in sponsored and unsponsored depositary receipts related to the designated securities. Depositary receipts are dollar-denominated depositary receipts that, typically, are issued by a United States bank or trust company and represent the deposit with that bank or trust company of a security of a foreign issuer. Depositary receipts are publicly traded on exchanges or over-the-counter in the United States. Although depositary receipts provide a convenient means to invest in non-U.S. securities, these investments involve risks generally similar to investments directly in foreign securities. Further discussion about these risks can be found below under the section “The Funds’ Principal Risks.” Depositary receipts may, or may not, be sponsored by the issuer. There are certain risks and costs associated with investments in un-sponsored depositary receipt programs. Because the issuer is not involved in establishing the program (such programs are often initiated by broker-dealers), the underlying agreement for payment and service is between the depository and the shareholders. Expenses related to the issuance, cancellation and transfer of the depositary receipts, as well as costs of custody and dividend payment services may be passed through, in whole or in part, to shareholders. The availability of regular reports regarding the issuer is also a risk as they may not as readily be available in a timely fashion for review by the Funds’ investment adviser, FCA Corp.

Investments in debt securities may include obligations of governmental issuers as well as obligations of companies having an outstanding debt issue rated, at the time of purchase, Baa3 or better by Moody’s, BBB- or better by S&P, or obligations of comparable quality as determined by FCA Corp, the investment adviser to the Funds, pursuant to guidelines approved by the Board of Trustees of the Trust (the “Board”). Many foreign debt securities are not rated, so their quality will be determined in accordance with guidelines approved by the Board. The Funds’ investments in commercial paper must be rated at least A-2 by S&P or P-2 by Moody’s. Convertible debt securities are treated as equity securities and therefore may not meet the foregoing ratings. The credit quality of a security is determined at the time of purchase. Subsequent to its purchase by a Fund, a rated security may cease to be rated or its rating may be downgraded. FCA Corp will consider such an event in determining whether the Fund should continue to hold the security. In the event that the rating of the security is reduced below the

22

minimum rating required for purchase by the Fund, FCA Corp may, but will not necessarily, dispose of the security.

In seeking to reduce downside risk, FCA Corp will attempt whenever possible to: (i) diversify among companies, industries, and as to the Global Fund without restriction to any particular region such as Asia or Europe or any particular country such as the United States or Japan; (ii) focus on companies with reasonable valuations; and (iii) as to the Global Fund, generally focus on countries with developed economies. FCA Corp will also seek to sell a stock when it believes its price is unlikely to appreciate longer term, other comparable investments offer better opportunities for the Funds, or in the course of adjusting one or more of the Fund’s emphasis(es) on a given country or sector.

Each Fund generally invests in equity securities, without regard to capitalization, with the view to hold them long-term and debt securities to hold to maturity. The Funds’ portfolio securities are evaluated on their long-term prospects. A particular Fund may experience higher or lower turnover ratios in certain years. Factors influencing portfolio turnover include, but are not limited to the following: rebalancing portfolio securities to take advantage of long-term opportunities and/or to reallocate between fixed income and equity securities; investing new Fund subscriptions, Fund income or security sales proceeds; and/or selling securities to cover shareholder redemptions. As portfolio turnover may involve paying brokerage commissions and other transactions costs, there could be additional expenses for such Fund. High rates of portfolio turnover may also result in the realization of short-term capital gains. The payment of taxes on these gains could adversely affect such Fund’s performance. Any distributions resulting from such gains will be considered ordinary income for federal income tax purposes. See the “Financial Highlights” section of this Prospectus for the Funds’ portfolio turnover rates for prior periods.

Japan Fund

The Japan Fund invests primarily in equity securities, without regard to capitalization, including common and preferred stock and securities convertible into common stock, and debt securities denominated in Yen and securities of Japanese issuers. Japanese issuers include issuers that are organized under Japanese law; issuers that are listed on one of more of the Japanese stock exchanges, regardless of the country in which the issuer is organized; issuers that derive 50% or more of their total revenue from goods and/or services produced or sold in Japan; and Japanese government entities.

Australia/New Zealand Fund

The Australia/New Zealand Fund invests primarily in equity securities, without regard to capitalization, including common and preferred stock and securities convertible into common stock, and debt securities denominated in one of those countries’ currencies and securities of Australian/New Zealand issuers. Australian/New Zealand issuers include: issuers that are organized under Australian or New Zealand law; issuers that are listed on the Australian and/or New Zealand stock exchanges regardless of the country in which the issuer is organized; issuers that derive 50% or more of their total revenue from goods and/or services produced or sold in Australia and/or New Zealand; and Australian and/or New Zealand government entities.

Global Fund

The Global Fund invests primarily in U.S. and foreign equity securities, without regard to capitalization, including common and preferred stock and securities convertible into common stock, and debt securities. Although the Fund can invest in companies of any size and from any country, it generally focuses on established companies in countries with developed economies.

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Real Estate Securities Fund

The Real Estate Securities Fund invests primarily in equity securities, without regard to capitalization, including common stock and preferred stock and securities convertible into common stock, and debt securities of companies in real estate industries, which may include commercial and residential REITs, publicly traded real estate development companies, real estate management companies, building supply companies, timber companies, real property holdings and other publicly-traded companies involved in real estate related activities and industries.

ADDITIONAL INFORMATION ABOUT THE FUNDS’ PRINCIPAL RISKS

Each Fund’s investments will fluctuate in price. This means that the Funds’ share prices will go up and down, and Fund shareholders can lose money. From time to time, each Fund’s performance may be better or worse than funds with similar investment policies. Their performance is also likely to differ from that of funds that use different strategies for selecting stocks. Because of their specialized nature (foreign securities or real estate securities), each Fund should be considered a part of an overall investment program and not as a balanced investment program.

Investments in stocks of any type involve risk because stock prices have no guaranteed value. Stock prices may fluctuate — at times dramatically — in response to various factors, including market conditions, political and other events, and developments affecting the particular issuer or its industry or geographic segment.

Investments in debt and/or fixed income securities also contain risk factors. The value of these securities tends to fluctuate inversely with changes in interest rates. Changes in an issuer’s financial strength or creditworthiness also can affect the value of the securities it issues. Convertible and preferred stocks, which have some characteristics of both equity and fixed income securities, also contain, to varying degrees depending on their structure, the associated risks of each. The Funds may invest in various rated investment-grade securities, including securities rated Baa3 by Moody’s or BBB- by S&P. While these rated securities are considered investment-grade, they are somewhat riskier than more highly rated investment-grade securities.

The risks associated with foreign issuers are different from the risks associated with securities of U.S. issuers. Foreign securities risks include, but are not limited to, differences in securities markets in other countries, in tax policies, in the level of regulation and in accounting standards, as well as risks associated with fluctuations in currency values. Further, there is often less publicly available information about foreign issuers, and there is the possibility of negative governmental actions and of political and social unrest. The Funds may not be able to participate in rights and offerings that are not registered for sale to a U.S. investor. Securities in these markets also are generally less liquid and have greater price fluctuation than is typical in the U.S. for securities of comparable issuers. Transactions in foreign securities generally involve currency exchange cost and risk and often take longer to settle than do securities in the U.S., which may make it more difficult for a Fund to liquidate positions. This in turn may cause delays in a Fund’s receipt of proceeds and an associated loss of potential dividend and interest income or the incurrence of interest cost on debt incurred to cover the period required until the receipt of the proceeds of these same securities. The Japan Fund and the Australia/New Zealand Fund, by focusing their investments on Japan issuers and Australian and New Zealand issuers, respectively, may be exposed to additional risks that other funds that invest in securities of issuers in a broader region may not be exposed. For instance, financial, economic or political instabilities that impact a specific country (such as Japan, Australia and/or New Zealand), but that do not impact the broader Pacific-rim region, could impact a Fund to a larger degree than other mutual funds that invest in securities of issuers in a broader geographical area.

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When-issued and forward commitment transactions involve the risk that the price or yield obtained in a transaction may be less favorable than the price or yield available in the market when the security delivery takes place. Each Fund’s when-issued purchases and forward commitments are not expected to exceed 25% of the value of its total assets at the time of purchase absent unusual market conditions. None of the Funds intend to engage in when-issued purchases and forward commitments for speculative purposes. Hedging activities in the Funds may fail to achieve the expected benefit and could actually lose money. Among other things, these negative effects can occur if the market moves in a direction that the Fund’s investment advisor does not expect or if the Fund cannot close out its position in a hedging instrument.

Investing in small capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. In addition, the earnings and prospects of smaller companies may be more volatile than those of larger companies and smaller companies may experience higher failure rates than do larger companies. As a result, stocks of small capitalization companies may decline significantly in market downturns. These securities may be traded over-thecounter or listed on an exchange.

Should a Fund invest in securities of companies involved in oil and gas, timber or mining activities, such investments will involve an increased number of risks, including geological risks, environmental liabilities, governmental regulations, and other risks involved in exploration, mining, distribution and marketing oil, gas, and other minerals, which can result in a higher degree of overall risk for the Fund.

The Real Estate Securities Fund may invest in equity interests or debt obligations issued by REITs. REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling property that has appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Similar to investment companies, REITs are not taxed on income distributed to shareholders provided they comply with certain requirements of the Code. The Real Estate Securities Fund will indirectly bear its proportionate share of expenses incurred by REITs in which the Fund invests in addition to the expenses incurred directly by the Real Estate Securities Fund. Because the Real Estate Securities Fund may invest in real estate related industries, the Fund will be subject to risks similar to those associated with the direct ownership of real estate, including: declines in the value of real estate, risks related to general and local economic conditions, dependency on management skill, heavy cash flow dependency, possible lack of availability of mortgage funds, overbuilding, extended vacancies of properties, increased competition, increases in property taxes and operating expenses, changes in zoning laws, losses due to costs resulting from the clean-up of environmental problems, liability to third parties for damages resulting from environmental problems, casualty or condemnation losses, limitations on rents, changes in neighborhood values and the appeal of properties to tenants, changes in interest rates and changes in the tax laws.

Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax free pass-through of income under the Code and failing to maintain their exemption from registration under the 1940 Act.

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REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT’s investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT’s investment in such loans will gradually align themselves to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

Finally, investments in REITs also involve the following risks: limited financial resources, infrequent or limited trading, and abrupt or erratic price movements.

Abusive Trading Activities.   Frequent short-term purchases, redemptions or exchanges in Fund shares (sometimes referred to as “market timing” or “frequent trading activities”) may result in a dilution in the value of Fund shares for other shareholders. Such activity may create transaction costs that are borne by all shareholders, may disrupt the orderly management of the Funds’ portfolio investments, and may affect the Funds’ cost and performance for other shareholders. Because certain of the Funds invest in foreign securities, they are subject to the risk of market timing or frequent trading activities by investors who are seeking to predict current and future market movements or who believe that trading in those Funds will allow them to take advantage of time differences between the U.S. and some foreign markets. The Funds’ Board has adopted policies to discourage abusive trading activities and has approved procedures to implement those policies. There is no guarantee that these procedures can detect all abusive trading activities and, therefore, such activities may occur. Please see the “Abusive Trading Policy” section for more information.

See also “Risk Factors,” and “Investment Policies,” and “Investment Restrictions” discussed in the Statement of Additional Information that is incorporated herein by reference and made a part hereof.

Portfolio Holdings

A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available in the Funds’ Statement of Additional Information. Complete holdings (as of the dates of such reports) are available in reports on Form N-Q and Form N-CSR filed with the SEC.

GENERAL INFORMATION

General

In furtherance of its objective, each Fund may purchase securities on a “when-issued” basis and may purchase or sell securities on a “forward commitment” basis. These transactions, which involve a commitment by a Fund to purchase or sell particular securities with payment and delivery taking place at a future date (possibly months later), are not a principal investment strategy but permit the Fund to lock in a price or yield on a security it owns or intends to purchase, regardless of future changes in interest rates.

The Funds also have authority, but it is not a principal investment strategy, to invest in money market instruments of U.S. or foreign issuers. They may invest in instruments issued or backed by U.S. or foreign banks or savings associations. Under normal markets conditions, the Funds may invest up to 5% of their assets in interest-bearing savings deposits of commercial or savings banks. For temporary defensive purposes under unusual market conditions, the Funds may invest in these instruments without limit, which can cause the Funds to fail to meet their investment objectives during such periods and lose benefits when markets begins to improve. The Funds may also lend their portfolio securities in an amount up to 5% of their net assets. These loans will be fully collateralized at all times. The Funds may, but are

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not obligated to, enter into forward foreign currency exchange contracts to hedge against fluctuations in exchange rates between the U.S. and foreign currencies.

The Funds’ Investment Advisor

The Funds’ investment advisor, FCA Corp, which is registered with the SEC as an investment advisor, is located at 791 Town & Country Blvd., Suite 250, Houston, Texas 77024. FCA Corp through its predecessor has been in business since 1975. FCA Corp acts as investment advisor to all four Funds, as well as to other entities focusing on real estate and other investment related activities and carries on other financial planning and investment advisory activities for its clients. FCA Corp manages each Fund’s portfolio investments and places orders for Fund portfolio transactions. For its services, it receives advisory fees from each Fund that are based on 0.75% of each Fund’s average net assets.

A discussion regarding the basis of the Board’s renewal of the Investment Advisory Agreement with FCA Corp is available in the Funds’ Semi-Annual Report to shareholders for the period ended April 30, 2009.

The Funds’ Portfolio Managers

ROBERT W. SCHARAR, Lead Portfolio Manager

Mr. Scharar is primarily responsible for the management of the portfolios for the Australia/New Zealand Fund, the Japan Fund, the Global Fund and the Real Estate Securities Fund. Mr. Scharar is President and Director of FCA Corp, based in Houston, Texas, and has primarily worked in this capacity during the past 6 years. He received his AA degree in Accounting from Polk Community College in 1968 and his BS in Accounting from the University of Florida in 1970. He received his MBA and JD from Northeastern University in 1971 and 1974, respectively; and an LLM in Taxation from Boston University Law School in 1979. Mr. Scharar is a member of the Florida and Massachusetts Bars and is a Certified Public Accountant (Florida). Mr. Scharar is a director and past president of the American Association of Attorney-CPAs. He is a director, manager, and/or officer of the following entities: Blantyre Hotels, Ltd. (Malawi), NICO Holdings, Ltd. (Malawi), Vintech, LLC, Africap, LLC, FCA Investment Company, First Commonwealth Holdings Corporation, First Commonwealth Mortgage Trust, Holly Mortgage Trust, Ivy Realty Trust, Scottsdale Canal Partners, LLC, Heights of Tampa, LLC, Nashville Properties, Inc., North American Communities Foundation, Inc., subsidiary companies at some of the above, and other closely held FCA advised entities and non-FCA related entities.

WESLEY YUHNKE, Assistant Portfolio Manager

Mr. Yuhnke is the Assistant Portfolio Manager for the Australia/New Zealand Fund, the Japan Fund, the Global Fund and the Real Estate Securities Fund. Mr. Yuhnke joined FCA Corp in May 2002 and was appointed Assistant Portfolio Manager in August 2002. Prior to joining FCA Corp, he attended Stephen F. Austin State University where he received his BBA in Finance. While there he was the recipient of the A.G. Edwards Portfolio Management Award. Mr. Yuhnke earned his MBA with emphasis in Finance from Texas Tech University. He currently serves in a dual role as an Assistant Portfolio Manager to the Funds and Chief Investment Officer of FCA Corp.

CARLOS RUBIO, Assistant Portfolio Manager

Mr. Rubio is an Assistant Portfolio Manager for the Australia/New Zealand Fund, the Japan Fund, the Global Fund and the Real Estate Securities Fund. He joined FCA Corp in June 2004. Prior to joining FCA Corp, Mr. Rubio served as an Analyst and Senior Portfolio Manager for the Cougar Fund,

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which is a private investment fund that holds equity securities and is managed by MBA and MS Finance candidates participating in the Graduate Certificate in Financial Services Program at the University of Houston, from August 2003 until December 2004. From 1992 to June 2004, Mr. Rubio was employed as an Account Manager and Business Office Manager at Trinity Instruments. Mr. Rubio received a MS in Finance from the University of Houston and a BS in Finance from the University of Houston – Clear Lake. While completing his MS, he attained a Certificate in Financial Services Management. He currently serves in a dual role as an Assistant Portfolio Manager to the Funds and an Investment Operations Manager at FCA Corp.

RONALD MANNING, Assistant Portfolio Manager

Mr. Manning is an Assistant Portfolio Manager for the Australia/New Zealand Fund, the Japan Fund, the Global Fund and the Real Estate Securities Fund. Mr. Manning joined FCA Corp in February 2007. Mr. Manning earned a BA in Policy Studies at Rice University and MS in Finance at Texas Tech University. From 2003 to 2006, Mr. Manning was employed as an educational instructor in the Katy Independent School District.

The Funds’ Statement of Additional Information provides additional information about each Portfolio Manager’s compensation, other accounts managed by the Portfolio Managers and each Portfolio Managers’ ownership of the shares of the Funds.

Transactions with Affiliates

FCA Corp and the Trust have policies and procedures in place that regulate the activities of each in situations where conflicts of interest could be detrimental to a Fund or its shareholders. The Board reviews reports provided quarterly on these matters to confirm that the Funds are in compliance with these policies and procedures regarding these activities and relevant SEC regulations.

Privacy

As technology transforms the way information is collected and distributed, the Funds have implemented a number of practices for safeguarding the privacy and security of financial information relating to the Funds’ shareholders. The Funds employ safeguards to protect customer information and to prevent fraud.

BUYING AND SELLING SHARES

Investing in the Funds

Share Price:

The purchase and redemption price of the shares of each Fund is at each Fund’s Net Asset Value (“NAV”) per share determined after your order is received by the Fund. Unless a redemption fee is applied, the Fund pays you the full share price when you sell shares. The Funds impose a redemption fee on sales of shares held fourteen (14) calendar days or less. See the “Redemption Fees” section for more information. In the case of shares purchased or sold through intermediaries, such intermediary may charge fees that are in addition to those described in this prospectus.

The NAV of each Fund is determined once daily, normally at the close of business of the New York Stock Exchange (“NYSE”), generally 4:00 p.m. Eastern time (“ET”), and reflects the fair value of the Fund’s aggregate assets

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less its liabilities. The NYSE is open for business every day other than weekends and the following holidays: New Years Day, Martin Luther King, Jr. Day, Presidents Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day. On occasion, the NYSE closes before 4:00 p.m. ET. When that happens, purchase orders received after the NYSE closes will be effective the following business day. Assets and liabilities denominated in foreign currencies are translated into U.S currency using an exchange rate obtained from an independent third party. With respect to securities that are primarily listed on foreign exchanges, the value of the Funds’ portfolio securities may change on days when you will not be able to purchase or sell your shares.

Each Fund’s assets are valued normally on the basis of market quotations or official closing prices or, if there is no recent last sales price available, reference is made to at the last current bid and ask quotation in the principal market in which the securities are normally traded. Equity securities that are traded on the NASDAQ National Market System, for which quotations are readily available, are valued at the official closing price. If a Fund determines that market quotations or official closing prices are not readily available or do not accurately reflect the fair value for a security, the fair value of the security or securities will be determined in accordance with procedures established by the Board. For example, if trading in a portfolio security is halted and does not resume before a Fund calculates its NAV, FCA Corp may need to price the security using fair value pricing guidelines. Without a fair value price, short term traders could take advantage of the arbitrage opportunity and dilute the NAV of long term investors. Securities trading on overseas markets present time zone arbitrage opportunities when events affecting portfolio security values occur after the close of the overseas market, but prior to the close of the U.S. market. Fair valuation of a Fund’s portfolio securities can serve to reduce arbitrage opportunities available to short term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Fund’s NAV by short term traders. Fair valuation involves subjective judgments and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security.

Debt securities are priced either by using a market quotation or an independent pricing service. The pricing service may use one or more pricing models. Generally, debt instruments with maturities of less than 60 days are valued at amortized cost or original cost plus interest, which approximates current value.

With respect to any portion of a Fund’s assets that are invested in one or more open-end investment management companies that are registered under the 1940 Act, the Fund’s net asset value is calculated based upon the net asset values of the registered open-end management investment companies in which the Fund invests. These Funds’ prospectuses explain the circumstances under which these funds may use fair value pricing and the effects of using fair value pricing.

Share Certificates:	The Funds will not issue share certificates.

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Telephone Transactions:

In your Investment Application, you may authorize the Fund to accept redemption and exchange orders by phone. You will be liable for any fraudulent order as long as the Fund has taken reasonable steps to ensure that the order was proper and that the order was genuine. Also note that during unusual market conditions, you may experience delays in placing telephone orders. (See below “Purchasing Fund Shares” and “Redeeming Fund Shares.”)

Abusive Trading Policy:

Frequent short-term purchases, redemptions or exchanges in Fund shares (“market timing” or “frequent trading activities”) may result in a dilution in the value of Fund shares for other shareholders. Such activity may create transaction costs that are borne by all shareholders, may disrupt the orderly management of the Funds’ portfolio investments, and may affect the Funds’ cost and performance for other shareholders. Because certain of the Funds invest in foreign securities, they are subject to the risk of market timing or frequent trading activities by investors who are seeking to predict current and future market movements or who believe that trading in those Funds will allow them to take advantage of time differences between the U.S. and some foreign markets. The Funds do not intend to accommodate these frequent purchases and redemptions. The Funds’ Board has adopted policies to discourage such activities and has approved procedures to implement those policies. The Funds seek to monitor trading activity in the Funds’ shares and examine a number of factors to detect trading patterns in Fund shares, including (but not limited to) the frequency, size and/or timing of investors’ transactions in Fund shares.

Each Fund reserves the right to reject any purchase or exchange order or to limit, suspend, and/or permanently terminate, the right to purchase or exchange shares or the telephone order privilege from any investor or group of investors for any reason, without prior notice, including, in particular, if the Fund believes the trading activity in the account(s) would be disruptive to the Fund. The Fund, among other factors, may consider the trading history of accounts under common ownership or control in this determination.

The Funds seek to apply their policies and procedures consistently to all shareholders. While the Funds seek to identify and restrict abusive trading activities, the Funds receive purchase and redemption orders through financial intermediaries, retirement plans and other combined account arrangements. The Funds cannot in every case monitor trading that may be facilitated by the use of intermediaries or by the use of combined or omnibus accounts at those intermediary firms. For these reasons, such activities in a Fund’s shares may occur despite the Funds’ policies to discourage such activities. The Funds or their agent may request representations of compliance with the Funds’ abusive trading procedures from parties involved in the distribution of Fund shares and administration of shareholder accounts.

The Fund’s abusive trading policies, including the use of fair value pricing and application of the redemption fee, among other procedures, are intended to discourage such activities, although there can be no assurance that a Fund will eliminate such activities.

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Purchasing Fund Shares:

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. This means that when you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We also may ask for other identifying documents or information, and may take additional steps to verify your identity. We may not be able to open your account or complete a transaction for you until we are able to verify your identity.

If you have any questions regarding a Fund, please call 1-888-345-1898.

You may purchase shares on any “business day.” Business days are Monday through Friday, other than days the NYSE is closed, including the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day.

All purchases must be in U.S. dollars. Cash, third-party checks, money orders, credit card convenience checks, travelers checks, and other cash equivalents will not be accepted. Basic starter checks are not accepted for the initial investment, but will be accepted for subsequent investments.

You may use any of the following methods to purchase Fund shares.

Through Financial Intermediaries:

You may place your order through any financial intermediary authorized to take orders for a Fund. Financial intermediaries include broker-dealers; banks; insurance company separate accounts; investment advisors; administrators or trustees of IRS recognized tax-deferred savings plans (“Financial Intermediaries”), such as a 401(k) retirement plan; or a 529 college savings plan that maintains an omnibus account with a Fund for trading on behalf of its customers or participants. If the order is transmitted to the Financial Intermediary by 4:00 p.m. ET, it will be priced at the NAV per share determined on that day. Orders received after 4:00 p.m. will receive the NAV per share determined the next day. It is the Financial Intermediaries’ responsibility to transmit timely orders.

In connection with the maintenance of your investment where you have purchase shares through a financial intermediary, the Funds may make payments to such a financial intermediary for the provision of certain administrative services, transaction processing services and/or other shareholder support services. These types of payments may be referred to generally as “networking” and “sub-accounting fees.” Fees for networking support a centralized electronic system through which customer account level activity can be exchanged between the Funds and financial intermediaries. Sub-accounting fees are generally made in circumstances where a financial intermediary maintains an omnibus account with the Fund. You can ask your financial intermediary about any payments it may receive from the Funds, as well as about fees and/or commissions it charges.

Through the Distributor:

You may place orders directly with the Funds by mailing a completed Investment Application with a check or other negotiable bank draft (payable to the applicable Fund) to the Funds at:

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Commonwealth International Series Trust
[Name of Fund]
PO Box 182608
Columbus, OH 43218-2608
(Remember to make your check for at least the minimum amount noted on page 21.)

Investing By Wire:

You may purchase shares by wire if you have an account with a commercial bank that is a member of the Federal Reserve System. The transfer agent does not charge a wire fee but, you should be aware that your bank may charge a fee for this service.

For an initial investment by wire, you must first call 1-888-345-1898 to notify the Fund that you intend to purchase shares by wire, receive wire instructions and be assigned a Fund account number. After receiving this information, ask your bank to wire the amount of your investment to the applicable Fund. For subsequent investments by wire, please call 1-888-345-1898 before wiring money to notify the Fund that you intend to purchase shares by wire and to verify wire instructions.

Note that the wire should include:

•	your name and address;

•	your Fund account number; and

•	your social security or tax identification number.

You must follow-up your wire with a completed Investment Application (“Application”). This Application is contained in the Funds’ prospectus. Mail the Application to the Funds’ transfer agent at:

Commonwealth International Series Trust
[Name of Fund]
PO Box 182608
Columbus, OH 43218-2608

Telephone Investment:

After you have opened your account, you may make additional investments by telephone if you completed the “Telephone Purchase Authorization” section of your Investment Application.

You may place a telephone order by calling the Funds’ transfer agent at 1-888-345-1898.

The minimum purchase of a Fund via the telephone is $1,000. Your order will be priced at the NAV next determined after your call, provided your order is received before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET.

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Pre-Authorized Investment:

You may arrange to make regular monthly investments of at least $25 through automatic deductions from your checking account by completing the Pre-Authorized Payment section of the Investment Application.

Redeeming Fund Shares:

You may redeem your Fund shares at any time by writing to the Funds’ transfer agent’s address. Ordinarily, the Funds do not charge a fee for share redemptions. However, if you sell shares of a Fund within fourteen (14) calendar days or less of purchase, you may be charged a redemption fee. See the “Redemption Fees” section for more information. A signature guarantee will be required if:

•	you want the proceeds to be mailed to a different address or to be paid to someone other than the record owner;

•	you want to transfer ownership of the shares.

All documentation requiring a signature guarantee must utilize a New Technology Medallion stamp. A signature guarantee can be provided by most banks, broker-dealers and savings associations, as well as by some credit unions.

You generally will receive a check for your redemption amount within a week. Any check tendered in payment of a redemption transaction that cannot be delivered by the post office or which remains uncashed for more than six (6) months may be reinvested in the shareholder’s account at the then-current NAV.

Broker-Dealer Redemption:

You may request a redemption through any broker-dealer authorized to take orders for the Fund. The broker-dealer will place the redemption order by telephone or other acceptable means directly with the Fund’s transfer agent and your share price will be based on the NAV next determined after Foreside Distribution Services, L.P., the Trust’s distributor (the “Distributor”), receives the order, minus any applicable redemption fee. The Distributor does not charge for this service, but the broker-dealer may charge a fee. You will generally receive your proceeds within a week.

Telephone Redemption:

You may order a redemption by calling the Fund’s transfer agent at 1-888-345-1898 if your Investment Application authorized expedited telephone redemption and designated a bank or brokerdealer to receive the proceeds.

The proceeds will generally be mailed or wired to the designated bank or broker-dealer on the next business day after your redemption order is received. There is no fee charged by the Funds for this service, although a fee may be imposed in the future. Any Fund may also decide to modify or not to offer this service. In this case, the Fund will attempt to provide reasonable prior notice to shareholders.

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Systematic Withdrawal:

You may arrange for periodic withdrawals of $50 or more if you invest at least $5,000 in a Fund. Under this arrangement, you must elect to have all your dividends and distributions reinvested in shares of the Fund. Your withdrawals under this plan may be monthly, quarterly, semi-annual or annual.

Payments under this plan are made by redeeming your Fund shares. The payments do not represent a yield from the Fund and may be a return of your capital, thus depleting your investment. Payments under this plan will terminate when your account value falls below $200 or all your shares have been redeemed, whichever is first. The number of payments you receive will depend on the size of your investment, the amount and frequency of payments, and share price of the Fund on the payment date, which can be expected to fluctuate.

You may terminate your plan at any time by writing to the Funds’ transfer agent. You continue to have the right to redeem your shares at any time. The cost of the plan is borne by the Fund and there is no direct charge to you.

Redemption in Kind:

Although the Funds generally intend to pay redemption proceeds solely in cash, the Funds reserve the right to determine, in their sole discretion, whether to satisfy redemption requests by making payment in securities or other property (known as a redemption in kind), which payment will be made with liquid securities or property or in any other manner that is consistent with guidance from the SEC or its staff.

Redemption Suspensions or Delays:

Although you may normally redeem your shares at any time, redemptions may not be permitted at times when the New York Stock Exchange is closed for unusual circumstances, or when the SEC allows redemptions to be suspended.

If you recently purchased the shares by check, the Fund may withhold the proceeds of your redemption order until it has reasonable assurance that the purchase check will be collected, which may take up to 15 days from the date of purchase.

Exchanging Fund Shares:

You may exchange your Fund shares for shares of another Fund at a price based on their respective NAVs. There is no sales charge or other fee, although a redemption fee may apply. Please see “Redemption Fees” below. We will send you the prospectus of the Fund into which you are exchanging and we urge you to read it.

You may place an exchange order in two (2) ways:

•	you may mail your exchange order to the transfer agent’s address.

•	you may place your order by telephone if you authorize telephone exchanges on your Investment Application. Telephone exchange orders may be placed from 9:30 a.m. to 4:00 p.m. ET, on any business day.

Exchanges into a Fund can be made only if that Fund is eligible for sale in your state of residence at the time of exchange. Any Fund may terminate or amend the exchange privilege at any time with sixty (60) days notice to shareholders.

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The right to exchange shares can be limited, suspended, and/or permanently terminated, from any investor or group of investors for any reason, without prior notice, including, in particular, if the Fund believes the trading activity in the account(s) would be disruptive to the Fund. Frequent exchanges may disrupt the orderly management of a Fund’s portfolio investments, thereby increasing expenses to other shareholders and harming performance. If you exchange shares of a Fund within seven (7) days or less of purchase, you may be charged a redemption fee. See the “Redemption Fees” section for more information.

Remember that your exchange is a sale of your shares. Tax consequences of sales of your shares are described under “Dividends, Distributions and Taxes.”

Redemption Fees

Redemption Fee Assessment. The Funds have implemented a policy to impose a short-term trading redemption fee (subject to limited exceptions described herein) on any Fund shares that are sold (by redemption, whether voluntary or involuntary, or exchange) within fourteen (14) calendar days of their purchase. The Redemption Fee is imposed to discourage abusive trading activity, which can have disruptive effects on the Fund’s portfolio management and can increase the Fund’s expenses. All Redemption Fees will be paid to the Fund and will benefit the shareholders of the Fund. The Trustees and the Fund’s investment advisor expect that proceeds from the Redemption Fees will offset, at least partially, portfolio transaction and administrative costs associated with short term trading. The Redemption Fee is calculated as a percentage of the amount redeemed and will be charged (subject to limited exceptions described herein) when you sell or exchange your shares or if your shares are involuntarily redeemed.

This redemption fee will equal 2.00% of the amount sold. This fee is calculated on the value of the shares being sold and will be collected (subject to limited exceptions described herein) by deduction from the sale proceeds. In determining the applicability of the redemption fee, shares held for the longest period of time will be treated as being sold first and shares held for the shortest period of time as being sold last.

Unlike a sales charge or load paid to a broker or fund management company, this redemption fee is paid to the Fund. The fee is paid to the Fund to offset costs associated with short-term trading, such as portfolio transaction and administrative costs. Based on the frequency of redemption fees assessed against your account in the Fund and/or in your other Funds’ accounts, FCA Corp or the Funds’ transfer agent may, in its sole discretion, determine that your trading activity is detrimental to the Funds, as described in the “Abusive Trading Policy” section, and elect to reject or limit the amount, number, frequency or method available to you for requesting future (i) purchases into Funds and/or (ii) exchanges or redemptions out of the Funds.

Redemptions Through Financial Intermediaries. As an investor in the Funds you are subject to the 2.00% short-term trading redemption fee whether you are investing directly through the Funds’ Distributor or you are investing in the Fund through a financial intermediary.

Waiver/Exceptions/Changes. The Funds will waive the fee on redemptions of: (i) shares acquired by reinvestment of dividends or other distributions of the Funds; (ii) shares held in an account of certain qualified retirement plans; (iii) in special circumstances, if the Fund determines that imposition of the fee would be inequitable or not in the best interests of the Fund’s shareholders.

Limitations on Collection. The Funds may have limitations in their ability to assess or collect the redemption fee on all shares redeemed by Fund investors serviced by financial intermediaries on

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behalf of their customers. There are no assurances that the Funds will successfully identify all shareholders of intermediaries or that intermediaries will properly assess redemption fees. For example, where a financial intermediary is not able to assess or collect the fee, or omits to collect the fee at the time of redemption, the Funds may not be able to recover the redemption fees. Further, if Fund shares are redeemed by a financial intermediary at the direction of its customer(s), the Funds may not know: (1) whether a redemption fee is applicable; and/or (2) the identity of the customer who should pay the redemption fee.

Tax-Deferred Retirement Plans

Fund shares may be used for virtually all types of tax-deferred retirement plans, including traditional, Roth and Education IRAs and Simplified Employee Pension Plans. For more information, call 1-888-345-1898.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and Distributions

Each Fund expects to pay dividends from its net income and distributions from its net realized capital gains at least annually, generally in December. Normally, income dividends and capital gains distributions on your Fund shares will be paid in additional shares of the Fund, with no sales charge. However, on your Investment Application, you may elect one of the following other options:

Option 1:	To have income dividends paid in cash and capital gains distributions paid in additional Fund shares.

Option 2:	To have both income dividends and capital gains distributions paid to you in cash.

Option 3:	To have income dividends paid in shares and capital gains distributions paid in cash.

There is no sales charge or other fee for any option. If you select Option 1, Option 2 or Option 3 and the checks sent to you cannot be delivered or remain uncashed for six (6) months, the aggregate amount of those checks will be invested in additional Fund shares for your account at the then current NAV, and all your future dividends and distributions will be paid in Fund shares.

Any check tendered in payment of dividends or other distributions that cannot be delivered by the post office or which remains uncashed for more than six (6) months may be reinvested in the shareholder’s account at the then-current NAV, and the dividend option may be changed from cash to reinvest. Distributions are reinvested on the ex-dividend date (that is, the date shareholders of record are determined for purposes of receiving dividends and distributions) at the NAV determined at the close of business on that date. No interest will accrue on amounts represented by uncashed redemption checks.

Tax Treatment of Dividends, Distributions and Redemptions

You will generally be subject to federal income tax each year on dividend and distribution payments, as well as on any gain realized when you sell (redeem) or exchange your Fund shares. If you hold Fund shares through a tax-deferred account (such as a retirement plan), you generally will not owe tax until you receive a distribution from the account.

Each Fund will let you know each year the amount of your dividend and distribution payments that will be taxed as dividend income or ordinary income and which are treated as long-term capital gain.

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The tax treatment of these amounts does not depend on how long you have held your Fund shares or on whether you received payments in cash or additional shares. Thus, long-term gains in the Fund will be taxed as such regardless of how long you held the shares and will be taxed along with dividend or ordinary income whether distributed or reinvested.

The tax treatment of any gain or loss you realize when you sell or exchange Fund shares will depend on how long you held the shares. You may want to avoid making a substantial investment when the Fund is about to make a taxable distribution because you would be responsible for any taxes on the distribution regardless of how long you have owned your shares.

You should consult your tax advisor about any special circumstances that could affect the federal, state and local tax treatment of your Fund distributions and transactions.

DISTRIBUTION

Foreside Distribution Services, L.P. is the Trust’s distributor. Each Fund has adopted a service and distribution plan under Rule 12b-1 that allows the Fund to pay fees to financial intermediaries for the sale and distribution of its shares. Because these fees are paid out of the Fund’s assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

FINANCIAL HIGHLIGHTS INFORMATION

The financial highlights tables set forth the per share operating performance data for a share of capital stock outstanding, total return, ratios to average net assets and other supplemental data for each period indicated.

The financial highlights tables are intended to help you understand each Fund’s financial performance for the past five years (or if shorter, the period of the Fund’s operation). Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by BBD, LLP, 1835 Market Street, 26th Floor, Philadelphia, PA 19103, whose report, along with each Fund’s financial statements, are included in the Fund’s Annual Report, which is available upon request.

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Japan Fund
(Selected data for a share outstanding throughout the years indicated)

	For the year		For the year	For the year	For the year		For the year
	ended		ended	ended	ended		ended
	10/31/2009		10/31/2008	10/31/2007	10/31/2006		10/31/2005
Net Asset Value, Beginning of Year	$2.47		$3.82	$4.33	$4.15		$3.61
Change in net assets from operations:
Net investment loss	(0.06	)(a)	(0.04)	(0.07)	(0.09)		(0.07)
Net realized and unrealized gain (loss)
from investments	0.28		(1.31)	0.11	0.32
Total from investment activities	0.22		(1.35)	0.04	0.23		0.54
Distributions:
Net realized gains	—		—	(0.55)	(0.05)		—
Total distributions	—		—	(0.55)	(0.05)		—
Redemption fees	—	(b)	—	—	—		—
Net Asset Value, End of Year	$2.69		$2.47	$3.82	4.33		$4.15
Total return	8.91%		(35.34)%	1.02%	5.60%		14.96%
Net assets at end of year (000’s)	$4,432		$4,905	$8,121	$8,291		$8,395
Ratios/Supplemental Data:
Ratio of net expenses to average net assets	4.56%		3.33%	3.19%	3.20	%(c)(d)	3.07	%(c)
Ratio of net investment loss to average net assets	(2.58)%		(1.36)%	(1.78)%	(1.86	)%(c)	(1.57	)%(c)
Portfolio turnover rate	30%		10%	2%	50%		47%

(a)	Calculated using the average shares method.

(b)	Value is less than $0.005 per share.

(c)
In accordance with a requirement of the SEC, the ratios reflect total expenses prior to the reduction of “fees paid indirectly.” The ratios of expenses to average daily net assets and net investment loss to average daily net assets, net of fees paid indirectly would have been 3.19% and (1.85)%, respectively, for the year ended October 31, 2006 and 3.03% and (1.53)%, respectively, for the year ended October 31, 2005.

(d)	The reimbursement of certain interest costs by FCA Corp related to an SEC settlement on November 29, 2006 reduced the expense ratio by 0.15%.

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Australia/New Zealand Fund
(Selected data for a share outstanding throughout the years indicated)

	For the year	For the year	For the year	For the year		For the year
	ended	ended	ended	ended		ended
	10/31/2009	10/31/2008	10/31/2007	10/31/2006		10/31/2005
Net Asset Value, Beginning of Year	$10.87	$20.34	$17.44	$16.43		$16.39
Change in net assets from operations:
Net investment income	0.08 (a)	1.04	0.19	0.26		0.35
Net realized and unrealized gain (loss) from investments	1.95	(8.47)	5.00	1.98		1.41
Total from investment activities	2.03	(7.43)	5.19	2.24		1.76
Distributions:
Net investment income	(1.80)	(0.60)	(0.06)	(0.48)		(0.48)
Net realized gains	(1.26)	(1.44)	(2.23)	(0.75)		(1.24)
Total distributions	(3.06)	(2.04)	(2.29)	(1.23)		(1.72)
Redemption fees	— (b)	—	—	—		—
Net Asset Value, End of Year	$9.84	$10.87	$20.34	$17.44		$16.43
Total return	29.09%	(40.25)%	32.60%	14.58%		11.08%
Net assets at end of year (000’s)	$28,975	$19,964	$45,443	$35,091		$52,980
Ratios/Supplemental Data:
Ratio of net expenses to average net assets	3.59%	2.74%	2.55%	2.94	%(c)(d)	2.12	%(c)
Ratio of net investment income to average net assets	0.95%	5.67%	1.03%	1.32	%(c)	2.29	%(c)
Portfolio turnover rate	34%	21%	21%	20%		32%

(a)	Calculated using the average shares method.

(b)	Value is less than $0.005 per share.

(c)
In accordance with a requirement of the SEC, the ratios reflect total expenses prior to the reduction of “fees paid indirectly.” The ratios of expenses to average daily net assets and net investment income to average daily net assets, net of fees paid indirectly would have been 2.94%, and 1.32%, respectively, for the year ended October 31, 2006 and 2.12% and 2.29%, respectively, for the year ended October 31, 2005.

(d)	The reimbursement of certain interest costs by FCA Corp related to an SEC settlement on November 29, 2006 reduced the expense ratio by 0.01%.

39

Global Fund
(Selected data for a share outstanding throughout the years indicated)

	For the year		For the year	For the year	For the year		For the year
	ended		ended	ended	ended		ended
	10/31/2009		10/31/2008	10/31/2007	10/31/2006		10/31/2005
Net Asset Value, Beginning of Year	$11.16		$19.97	$17.07	$15.06		$13.89
Change in net assets from operations:
Net investment income (loss)	(0.10	)(a)	(0.02)	0.04	(0.09)		(0.01)
Net realized and unrealized gain (loss) from investments	2.34		(7.60)	3.77	2.47		1.63
Total from investment activities	2.24		(7.62)	3.81	2.38		1.62
Distributions:
Net investment income	—		(0.01)	—	—		—
Net realized gains	—		(1.18)	(0.91)	(0.37)		(0.45)
Total distributions	—		(1.19)	(0.91)	(0.37)		(0.45)
Redemption fees	—	(b)	—	—	—		—
Net Asset Value, End of Year	$13.40		$11.16	$19.97	$17.07		$15.06
Total return	20.07%		(40.36)%	23.13%	16.04%		11.68%
Net assets at end of year (000’s)	$14,953		$13,328	$29,041	$23,525		$20,356
Ratios/Supplemental Data:
Ratio of net expenses to average net assets	3.40%		2.43%	2.34%	2.72	%(c)	2.38	%(c)
Ratio of net investment income (loss) to average net assets	(0.92)%		(0.12)%	0.27%	(0.55	)%(c)	(0.15	)%(c)
Portfolio turnover rate	12%		7%	12%	36%		33%

(a)	Calculated using the average shares method.

(b)	Value is less than $0.005 per share.

(c)
In accordance with a requirement of the SEC, the ratios reflect total expenses prior to the reduction of “fees paid indirectly.” The ratios of expenses to average daily net assets and net investment loss to average daily net assets, net of fees paid indirectly would have been 2.72%, and (0.55)%, respectively, for the year ended October 31, 2006 and 2.33% and (0.10)%, respectively, for the year ended October 31, 2005.

40

Real Estate Securities Fund
(Selected data for a share outstanding throughout the years indicated)

	For the year		For the year	For the year	For the year		For the year
	ended		ended	ended	ended		ended
	10/31/2009		10/31/2008	10/31/2007	10/31/2006		10/31/2005
Net Asset Value, Beginning of Year	$7.56		$14.21	$14.06	$11.85		$10.54
Change in net assets from operations:
Net investment income (loss)	(0.01	)(a)	(0.08)	0.06	0.04		0.11
Net realized and unrealized gain (loss) from investments	0.87		(5.45)	0.21	2.28		1.28
Total from investment activities	0.86		(5.53)	0.27	2.32		1.39
Distributions:
Net investment income	—		—	(0.09)	(0.11)		(0.07)
Net realized gains	—		(0.95)	(0.03)	—	(b)	(0.01)
Return of capital	—		(0.17)	—	—		—
Total Distributions	—		(1.12)	(0.12)	(0.11)		(0.08)
Net Asset Value, End of Year	$8.42		$7.56	$14.21	$14.06		$11.85
Total return	11.38%		(41.65)%	1.91%	19.74%		13.11%
Net assets at end of year (000’s)	$8,189		$8,190	$15,037	$14,578		$12,490
Ratios/Supplemental Data:
Ratio of net expenses to average net assets	3.71%		2.55%	2.49%	2.87	%(c)	2.66	%(c)
Ratio of net investment income (loss) to average net assets	(0.11)%		(0.66)%	0.41%	0.29	%(c)	0.93	%(c)
Portfolio turnover rate	5%		13%	20%	8%		5%

(a)	Calculated using the average shares method.

(b)	Value is less than $0.005.

(c)
In accordance with a requirement of the SEC, the ratios reflect total expenses prior to the reduction of “fees paid indirectly.” The ratios of expenses to average daily net assets and net investment income to average daily net assets, net of fees paid indirectly would have been 2.86% and 0.30%, respectively, for the year ended October 31, 2006 and 2.62% and 0.97%, respectively, for the year ended October 31, 2005.

41

HOW TO GET MORE INFORMATION

Additional information about each Fund’s investments is available in the:

•
Statement of Additional Information (“SAI”) which contains more detail about some of the matters discussed in the prospectus. The SAI is incorporated by reference (and therefore legally a part of this prospectus) into the prospectus.

•
Annual and Semi-Annual Reports to shareholders which describe each Fund’s performance and list their portfolio securities. They also include a letter from Fund management describing each Fund’s investment strategies that significantly affected the Funds’ performance during the last fiscal year as well as a discussion of the market conditions and trends and their implications on the Funds.

You may obtain free copies of the Funds’ SAI or Funds’ Annual and/or Semi-Annual reports, or other information about the Funds or your account or other shareholder inquiries, by calling 1-888-345-1898. Also, copies of the foregoing may be obtained at the Funds’ Internet website found at www.commonwealthfunds.com. When a Fund (or a financial intermediary through which shares of the Fund may be purchased or sold) receives a request for its SAI, its Annual Report, or its Semi-Annual report, the Fund (or financial intermediary) must send the requested document within three (3) business days of receipt of the request, by first class mail or other means designed to ensure equally prompt delivery.

You may also view and obtain copies of the SAI, and/or other Fund reports and other information directly from the SEC by:

•	visiting the SEC’s Public Reference Room in Washington, D.C. (Call 1-202-551-8090 for information about the Public Reference Room.)

•	sending a written request, plus a duplicating fee, to the SEC’s Public Reference Section, Washington, D.C. 20549-1520, or by E-mail request to: publicinfo@sec.gov

•	visiting the EDGAR Database on the SEC’s Internet website - http://www.sec.gov

The Fund’s 1940 Act File Number with the SEC is: 811-04665.

42

COMMONWEALTH INTERNATIONAL SERIES TRUST

On Behalf Of Its Series,

COMMONWEALTH JAPAN FUND (CNJFX)

COMMONWEALTH AUSTRALIA/NEW ZEALAND FUND (CNZLX)

COMMONWEALTH GLOBAL FUND (CNGLX)

COMMONWEALTH REAL ESTATE SECURITIES FUND (CNREX)

_________________

STATEMENT OF ADDITIONAL INFORMATION

MARCH 1, 2010

This Statement of Additional Information is not a prospectus but contains information in addition to and in more detail than that set forth in the prospectus and should be read in conjunction with the prospectus, dated March 1, 2010. A prospectus may be obtained without charge by phone at (888) 345-1898 or by writing to the Funds directly at 3435 Stelzer Road, Columbus, Ohio 43219 or visiting the Funds’ website at www.commonwealthfunds.com.

The Report of Independent Registered Public Accounting Firm and financial statements of the Commonwealth Japan Fund, Commonwealth Australia/New Zealand Fund, Commonwealth Global Fund and Commonwealth Real Estate Securities Fund included in their Annual Report for the year ended October 31, 2009 (“Annual Report”) are incorporated herein by reference. Copies of Annual and Semi-Annual Reports are available without charge upon request by writing to the Funds at 3435 Stelzer Road, Columbus, OH 43219 or by calling toll free (888) 345-1898.

The financial statements in the Annual Report that are incorporated herein by reference into this Statement of Additional Information have been audited by BBD, LLP, 1835 Market Street, 26th Floor, Philadelphia, PA 19103, and have been so included and incorporated herein by reference in reliance upon the report of said firm, which report is given upon their authority as experts in auditing and accounting.

FUND HISTORY

The Commonwealth International Series Trust (formerly known as the Capstone International Series Trust) (hereinafter referred to as the “Trust”) was organized as a business trust in Massachusetts on May 9, 1986 and commenced business shortly thereafter. The Trust’s Declaration of Trust, as amended and restated on December 29, 1986 (the “Declaration of Trust”), authorizes the Trustees to divide shares (“Shares” or collectively “Shares”) into two or more series, each series relating to a separate portfolio of investments, and to classify and reclassify any unissued Shares into one or more classes of Shares of each such series. Each series of the Trust is an “open-end diversified management investment company” under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently has four series, or funds: the Commonwealth Australia/New Zealand Fund (the “Australia/New Zealand Fund”), the Commonwealth Japan Fund (the “Japan Fund”), the Commonwealth Global Fund (the “Global Fund”) and the Commonwealth Real Estate Securities Fund (the “Real Estate Securities Fund”). The Australia/New Zealand Fund (formerly known as Capstone New Zealand Fund and subsequently the Commonwealth New Zealand Fund), invests primarily in Australian and New Zealand securities, and commenced operations on November 25, 1991 as a series of the Trust. The Japan Fund (formerly known as the Capstone Japan Fund), invests primarily in Japanese securities and was established as a series of the Trust on July 10, 1989 under the name of the Capstone Nikko Japan Tilt Fund. The Global Fund, which invests in U.S. and foreign securities in developed countries or in countries considered by the investment advisor to the Fund, FCA Corp (the “Advisor”) to have developing or “emerging” markets, was established by amendment to the Trust on December 14, 2001 and began operation on December 3, 2002. The Real Estate Securities Fund invests in real estate investment trusts (“REITs”), real estate industries companies, publicly-traded real estate development companies, real estate management companies, and publicly-traded companies involved in real estate related activities and industries (collectively, “Real Estate Industries Companies”). The Real Estate Securities Fund was established by amendment to the Trust on July 2, 2003 and began operations on January 5, 2004. The Real Estate Securities Fund, Global Fund, Australia/New Zealand Fund and Japan Fund may be referred to hereinafter individually as a “Fund” and collectively as “Funds.” The Trust may create additional series in the future, but each series will be treated as a separate mutual fund with its own investment objectives and policies.

The Declaration of Trust provides that no shareholder (“Shareholder” or collectively “Shareholders”) shall be subject to any personal liability whatsoever to any person in connection with Trust property or the acts, obligations or affairs of the Trust.

The Declaration of Trust also provides that the Trustees shall from time to time distribute ratably among the Shareholders of a series such proportion of the net profits, surplus (including paid-in surplus), capital, or assets of such series held by the Trustees as they may deem proper. Such distributions may be made in cash or property (including without limitation any type of obligations of such series or any assets thereof), and the Trustees may distribute ratably among the Shareholders additional Shares of such series issuable hereunder in such manner, at such times, and on such terms as the Trustees may deem proper. Such distributions may be among the Shareholders of record at the time of declaring a distribution or among the Shareholders of record at such other date or time or dates or times as the Trustees shall determine. The Trustees may in their discretion determine that, solely for the purposes of such distributions, outstanding Shares shall exclude Shares for which orders have been placed subsequent to a specified time on the date the distribution is declared or on the next preceding day if the distribution is declared as of a day on which the Transfer Agent for the Trust or applicable series is not open for business. The Trustees may always retain from the net profits such amount as they may deem necessary to pay the debts or expenses of the series or to meet obligations of the series, or as they may deem desirable to use in the conduct of its affairs or to retain for future requirements or extensions of the business. The Trustees may adopt an offer to Shareholders such dividend reinvestment plans, cash dividend payout plans or related plans as the Trustees shall deem appropriate.

Shareholders of each series of the Trust, will vote separately as a class except to the extent required by the Investment Company Act of 1940, as amended (the “1940 Act”). Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company, such as the Trust, shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding Shares of each series or class affected by the matter. A series or class is affected by a matter unless it is clear that the interests of each series or class in the matter are substantially identical or that the matter does not affect any interest of the series or class. Under Rule 18f-2, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a series only if approved by a majority of the outstanding Shares of such series. However, the Rule also provides that the ratification of the appointment of independent accountants, the approval of principal underwriting contracts, and the election of Trustees may be effectively acted upon by Shareholders of the Trust voting together, without regard to a particular series or class.

The Declaration of Trust also provides that the Shareholders shall have power to vote only (i) for the election of Trustees; (ii) with respect to any investment advisory or investment management contract entered into; (iii) with respect to termination of the Trust or any series thereof; (iv) with respect to any amendment of this Declaration; (v) with respect to any merger, consolidation or sale of assets; (vi) with respect to incorporation of the Trust; (vii) to the same extent as the stockholders of a Massachusetts business corporation as to whether or not a court action, proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Trust or a series thereof or the Shareholders of either; (viii) with respect to any plan adopted pursuant to Rule 12b-1 (or any successor rule) under the 1940 Act and related matters; and (ix) with respect to such additional matters relating to the Trust as may be required by the Amended and Restated Declaration of Trust, the By-laws or any registration of the Trust as an investment company under the 1940 Act with the Commission (or any successor agency) or as the Trustees may consider necessary or desirable.

The Declaration of Trust also provides that at any meeting of Shareholders, any holder of Shares entitled to vote there at may vote by proxy, provided that no proxy shall be voted at any meeting unless it shall have been placed on file with the Secretary, or with such other officer or agent of the Trust as the Secretary may direct, for verification prior to the time at which such vote shall be taken. Proxies may be solicited in the name of one or more Trustees or one or more of the officers of the Trust. Only Shareholders of record shall be entitled to vote. Each whole Share shall be entitled to one vote as to any matter on which it is entitled to vote and each fractional Share shall be entitled to a proportionate fractional vote, except that the Trustees may, in conjunction with the establishment of any series of Shares, establish conditions under which the several series shall have separate voting rights or no voting rights. There shall be no cumulative voting in the election of Trustees.

When used in the prospectus or this Statement of Additional Information, a “majority” of Shareholders or “majority” of Shares means the vote of the lesser of (1) 67% of the Shares of the Trust or the applicable series or class present at a meeting if the holders of more than 50% of the outstanding Shares are present in person or by proxy, or (2) more than 50% of the outstanding Shares of the Trust or the applicable series or class.

The Declaration of Trust also provides that in the event of a liquidation or dissolution of the Trust or an individual series, Shareholders of a particular series would be entitled to receive a pro rata share of the net assets available for distribution belonging to such series. Shareholders of a series are entitled to participate equally in the net distributable assets of the particular series involved on liquidation, based on the number of Shares of the series that are held by each Shareholder. If there are any assets, income, earnings, proceeds, funds or payments that are not readily identifiable as belonging to any particular series, the Trustees shall allocate them among any one or more of the series as they, in their sole discretion, deem fair and equitable.

When issued for payment as described in the prospectus and this Statement of Additional Information, Shares of the Fund will be fully paid and non-assessable.

The Declaration of Trust provides that the Trustees, officers, employees, or agents of the Trust will not be subject to personal liability whatsoever to any person, other than the Trust or its Shareholders, in connection with the affairs of the Trust, or Trust property, except as such liability may arise from his or her own bad faith, willful misfeasance, gross negligence, or reckless disregard of duties. It also provides that all third parties shall look solely to the Trust property, or to the property of one or more specific series of the Trust for satisfaction of claims arising in connection with the affairs of the Trust. With the exceptions stated, the Amended and Restated Declaration of Trust provides that a Trustee or officer is entitled to be indemnified against all liability in connection with the affairs of the Trust.

The Declaration of Trust provides that the Shares shall not entitle the holder to preference, preemptive, appraisal, conversion or exchange rights, except as the Trustees may determine with respect to any series of Shares.

The Declaration of Trust also provides that the Trust may at any time without prior notice to the Shareholder redeem Shares of any Shareholder for their then current net asset value per Share if at such time the Shareholder owns Shares of any series having an aggregate net asset value of less than $1,000 subject to such terms and conditions as the Trustees may approve, and subject to the Trust’s giving general notice to all Shareholders of its intention to avail itself of such right, either by publication in the Trust’s prospectus or by any other means as the Trustees may determine.

The Declaration of Trust also provides that if the Trustees shall, at any time and in good faith, be of the opinion that direct or indirect ownership of Shares or other securities of the Trust has or may become concentrated in any Person to an extent which would disqualify any series of the Trust as a regulated investment company under the Internal Revenue Code of 1986, as amended, then the

Trustees shall have the power by lot or other means deemed equitable by them (i) to call for redemption by any such Person of a number, or principal amount, of Shares or other securities of the Trust sufficient to maintain or bring the direct or indirect ownership of Shares or other securities of the Trust into conformity with the requirements for such qualification and (ii) to refuse to transfer or issue Shares or other securities of the Trust to any Person whose acquisition of the Shares or other securities of the Trust in question would result in such disqualification. Further information regarding redemption and redemption fees may be found under “How to Buy and Redeem Shares” and “Determination of Net Asset Value.”

INVESTMENT POLICIES

Set forth below are detailed descriptions of the various types of securities and investment techniques that FCA may use in managing the Funds. The descriptions of the types of securities and investment techniques below supplement the discussion of principal investment strategies contained in the Funds’ prospectus; where a particular type of security or investment technique is not discussed in the Funds’ prospectus, that security or investment technique is not a principal investment strategy.

Not all of the Funds invest in all types of securities or use all of the investment techniques described below, and a Fund may not invest in all of these types of securities or use all of the techniques at any one time. A Fund’s transactions in a particular type of security or use of a particular technique is subject to limitations imposed by a Fund’s investment objective, policies, and restrictions described in the Funds’ prospectus and/or this Statement of Additional Information, as well as the federal securities laws. FCA may invest in other types of securities and may use other investment techniques not specifically mentioned as investing in the security or using the investment technique, as well as securities and techniques not described, subject to limitations imposed by a Fund’s investment objective, policies, and restrictions described in the Funds’ prospectus and/or this Statement of Additional Information, as well as the federal securities laws.

Securities in General. Securities of issuers in which each Fund may invest include common and preferred stock, debt convertible into equity and debt securities. Investments in debt securities may include obligations of governmental issuers, as well as obligations of companies having an outstanding debt issue rated, at the time of purchase, of Baa3 or better by Moody’s Investors Service, Inc. (“Moody’s”), BBB- or better by Standard & Poor’s Corporation (“S&P”), or obligations of comparable quality as determined by the Advisor pursuant to guidelines approved by the Board of Trustees. Many foreign debt securities are not rated, so their quality will be determined in accordance with such guidelines approved by the Board of Trustees. Debt securities acquired by the Funds may include, without limitation, conventional fixed and variable rate bonds and debentures, zero-coupon and original issue discount bonds and warrants to purchase debt instruments. The Funds investments in commercial paper must be rated at least A-2 by S&P or P-2 by Moody’s at the time of purchase. Convertible debt securities are treated as equity securities and therefore may not meet the foregoing ratings.

The ratings of Moody’s and S&P and other rating services represent their respective opinions as to the quality of the obligations they undertake to rate. (See Appendix A). Ratings, however, are general and are not absolute standards of quality. Consequently, obligations with the same rating, maturity and interest rate may have different market prices. Subsequent to its purchase by a Fund, a rated security may cease to be rated or its rating may be downgraded. The Advisor will consider such an event in determining whether the Fund should continue to hold the security. In the event that the rating of the security is reduced below the minimum rating required for purchase by the Fund, the Advisor may, but will not necessarily, dispose of the security.

The Global Fund invests in companies that the Advisor believes will benefit from global economic trends, promising technologies or products and specific country opportunities resulting from changing geopolitical, currency, or economic considerations. It is expected that investments will be spread broadly around the world to take advantage of perceived investment opportunities without restriction to any particular area such as Asia, Europe or any particular country such as the United States or Japan. The Fund will generally invest in equity securities of established companies listed on U.S. or foreign securities exchanges, but also may invest in securities traded over-the-counter. It also may invest in debt securities convertible into common stock, and convertible and non-convertible preferred stock, and fixed-income securities of governments, governmental agencies, supranational agencies and companies when the Advisor believes the potential for appreciation will equal or exceed that available from investments in equity securities.

The Real Estate Securities Fund’s investment objective is long-term capital appreciation and current income primarily through investments in U.S. real estate securities. As described in the prospectus, the Fund will attempt to achieve its objective by investing primarily in equity securities of REITs and other Real Estate Industries Companies that are publicly traded. Equity securities of Real Estate Industries Companies consist of common stock, shares of beneficial interest of REITs and securities with characteristics of common stock, such as preferred stock and debt securities convertible into common stock. The Fund’s investments normally will be allocated among a number of companies representing diverse investment policies and real property holdings. Certain securities will be selected for high current return, while others will be chosen for long-term capital appreciation potential. Real Estate Industries Companies generally derive at least 50% of their revenue from real estate related activities or have at least 50% of their assets in real estate.

With respect to bank obligations that may be acquired by a Fund, the assets of a bank or savings institution will be deemed to include the assets of its domestic and foreign branches. Thus, in addition to investments in obligations of U.S. banks and savings institutions and their U.S. and foreign branches, a Fund’s investments in short-term bank obligations may include obligations of non-U.S. banks and their branches, wherever situated.

Each Fund may also make overnight deposits denominated in foreign currency in offshore banking units (“OBUs”), in accordance with the Fund’s credit quality criteria. An OBU is a bank or other financial institution in a foreign country that is authorized to deal in foreign exchange that the foreign government declares to be an OBU. OBUs are restricted to (i) receiving deposits denominated in the currency of a foreign country from non-residents of such country or deposits in currencies other than the currency of a foreign country from residents of such country and (ii) lending to non-residents outside the originating country and to other OBUs. A deposit in an OBU is similar to a time deposit in a foreign bank except that interest payable to non-residents on an OBU deposit is exempt from withholding tax.

Investment Company Securities. Each Fund may make limited investments in securities of other investment companies. (See “Investment Restrictions” below.) Investments in other investment companies involve additional expenses because Fund Shareholders will indirectly bear a portion of the expenses of such companies, including operating and administrative costs and advisory fees. These expenses may be in addition to similar expenses of the Fund that Shareholders bear directly. The Advisor anticipates that the Global Fund may invest in the Real Estate Securities Fund, Japan Fund and the Australia/New Zealand Fund when the Global Fund invests in those regions and/or sectors. In these instances when computing both the advisory fee and the Rule 12b-1 fee for the Global Fund, average daily net assets are reduced by Fund assets invested in Australia/New Zealand, the Real Estate Securities Fund and/or the Japan Fund.

Convertible Securities. The Funds may invest in convertible securities including bonds, notes, debentures, preferred stocks and other securities that are convertible into common stock. Investments in convertible securities can provide an opportunity for capital appreciation and/or income through interest and dividend payments by virtue of their conversion or exchange features.

The convertible securities may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock. The exchange ratio for any particular convertible security may be adjusted from time to time due to stock splits, dividends, spin-offs, other corporate distributions or scheduled changes in the exchange ratio. The market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion or exchange feature, the market values of convertible securities typically follow movements in the general market for equity securities. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock, although typically not as much as the underlying common stock.

Convertible securities are investments which provide for a stream of income (or in the case of zero coupon securities, accretion of income) with generally higher yields than common stocks. Of course, like all fixed income securities, there can be no assurance of income or principal payments because the issuers of the convertible securities may default on their obligations. Convertible securities generally offer lower yields than non-convertible securities of similar quality because of their conversion or exchange features.

Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock of the same issuer. However, because of the subordination feature, convertible bonds and convertible preferred stock typically have lower ratings than similar non-convertible debt securities. Convertible securities may be issued as fixed income obligations that pay current income or as zero coupon notes and bonds, including Liquid Yield Option Notes (“LYONs”).

Loans of Portfolio Securities. To increase income on its investments, a Fund may lend its portfolio securities to broker-dealers and other institutional investors pursuant to agreements requiring that the loans be continuously secured by collateral equal at all times in value to at least the market value of the securities loaned. Collateral for such loans may include cash, securities of the U.S. Government or its agencies or instrumentalities or an irrevocable letter of credit issued by a bank that is deemed creditworthy by the Advisor. It is not anticipated that loans will involve over 5% of a Fund’s total assets. In no event will such loans be made if, as a result, the aggregate value of securities loaned by any Fund exceeds one-third of the value of such Fund’s total assets. There may be risks of delay in receiving additional collateral or in recovering the securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers deemed by the Advisor to be creditworthy and when, in the Advisor’s judgment, the income to be earned from the loan justifies the attendant risks. Any cash received as collateral for loaned securities will be invested, in accordance with a Fund’s investment guidelines, in short-term money market instruments. If a Fund is not able to recover the securities loaned, the Fund may sell the collateral and purchase a replacement security in the market. For purposes of determining whether a Fund is complying with investment policies, strategies and restrictions, the Fund will consider the loaned securities as assets of the Fund, but will not consider any collateral as a Fund asset. The Fund will bear any loss on the investment of cash collateral.

Zero Coupon Bonds. Although zero coupon securities pay no interest to holders prior to maturity, interest on these securities is reported as income to a Fund and distributed to its stockholders. These distributions must be made from the Fund’s cash assets or, if necessary, from the proceeds of sales of portfolio securities. The Fund will not be able to purchase additional income producing securities with cash used to make such distributions and their current cash income may be reduced.

U.S. Government Obligations. Obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities includes bills, notes and bonds issued by the U.S. Treasury, as well as “stripped” or “zero coupon” U.S. Treasury obligations representing future interest or principal payments on U.S. Treasury Notes or bonds. Stripped securities are sold at a discount to their “face value” and may exhibit greater price volatility than interest bearing securities since investors receive no payment until maturity. Obligations of certain agencies and instrumentalities of the U.S. Government, such as the Government National Mortgage Association (GNMA), are supported by the full faith and credit of the U.S. Treasury, others such as those of the Federal National Mortgage Association (FNMA), are supported by the right of the issuer to borrow from the U.S. Treasury; still others, though issued by an instrumentality chartered by the U.S. Government, like the Federal Farm Credit Bureau (FFCB) are supported only by the credit of the instrumentality. The U.S. Government may choose not to provide financial support to U.S. Government sponsored agencies or instrumentalities if it is not legally obligated to do so, in which case, if the issuer were to default, the Funds holdings securities of such issuer might not be able to recover their investment from the U.S. Government.

When-Issued Purchases and Forward Commitments. When a Fund agrees to purchase securities on a when-issued or forward commitment basis, the Fund’s custodian, Fifth Third Bank, N.A. (the “Custodian”), will set aside cash or liquid portfolio securities equal to the amount of the commitment in a separate account. Normally, the Custodian will set aside portfolio securities to satisfy a purchase commitment, and in such a case the Fund may be required subsequently to place additional assets in the separate account in order to ensure that the value of the account remains equal to the amount of the Fund’s commitments. It may be expected that the market value of a Fund’s net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. Although these purchases are not a principal investment strategy of the Fund, during these situations a Fund’s liquidity and ability to manage its portfolio might be affected when it sets aside cash or portfolio securities to cover such purchase commitments. Each Fund expects that its commitments to purchase when-issued securities and forward commitments will not exceed 25% of the value of its total assets at the time of such commitment, absent unusual market conditions.

A Fund may purchase securities on a when-issued or forward commitment basis only with the intention of completing the transaction and actually purchasing the securities. If deemed advisable as a matter of investment strategy, however, a Fund may, if circumstances change, dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases the Fund may realize a taxable capital gain or loss. See the “Taxes” section below for a discussion of tax consequences.

When a Fund engages in when-issued and forward commitment transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in the Fund incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

The market value of the securities underlying a when-issued purchase or a forward commitment to purchase securities, and any subsequent fluctuations in their market value, is taken into account when determining the market value of a Fund starting on the day the Fund agrees to purchase the securities. The Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date.

Hedging Transactions. Each Fund is authorized to engage in certain types of hedging practices. These practices include entering into foreign currency transactions, interest-rate and index futures contracts and purchasing and writing put and call options on those contracts, on individual securities and on stock indexes. In addition, each Fund’s options transactions will be subject to trading and position limits of various exchanges. Tax considerations also may limit each Fund’s ability to engage in forward contracts, futures and options.

If a Fund engages in hedging transactions, there can be no assurance that these transactions will be successful. Securities prices and interest rates may change in unanticipated manners or may move in ways which do not correlate closely to movements in the value of securities held by the Fund. Additionally, there can be no assurance that offsetting transactions will be available at any given time to enable the Fund to close out particular futures or options contracts. If these contracts cannot be closed out, the Fund may incur losses in excess of its initial margin deposit. The bankruptcy of a broker or other person with whom the Fund has an open futures or options position may also expose the Fund to risk of losing its margin deposits or collateral.

Foreign Currency Transactions. In order to protect against a possible loss on investments resulting from a decline in a foreign currency against the U.S. dollar, each Fund is authorized to enter into forward foreign currency exchange contracts. These contracts involve an obligation to purchase or sell a specified currency at a future date at a price set at the time of the contract. Forward foreign currency exchange contracts do not eliminate fluctuations in the values of portfolio securities but rather allow the Fund to establish a rate of exchange for a future point in time. A Fund may enter into forward foreign currency exchange contracts when deemed advisable by its Advisor under two circumstances:

First, when entering into a contract for the purchase or sale of a security, a Fund may enter into a forward foreign currency exchange contract for the amount of the purchase or sale price to protect against variations between the date the security is purchased or sold and the date on which payment is made or received, in the value of the foreign currency relative to the U.S. dollar.

Second, a Fund may enter into such a contract when the Advisor anticipates that the foreign currency may decline substantially relative to the U.S. dollar, in order to sell, for a fixed amount, the amount of foreign currency approximating the value of some or all of the Fund’s securities denominated in such foreign currency. The Funds do not intend to enter into forward foreign currency exchange contracts under this second circumstance on a regular or continuing basis and will not do so if, as a result, a Fund will have more than 15% of the value of its total assets committed to such contracts at the time it enters into the contract.

With respect to any forward foreign currency exchange contract, it will not generally be possible to match precisely the amount covered by that contract and the value of the securities involved due to the changes in the values of such securities resulting from market movements between the date the forward contract is entered into and the date it matures. In addition, while forward contracts may offer protection from losses resulting from declines in the value of the foreign currency, they also limit potential gains that might result from increases in the value of the foreign currency. The Funds will also incur costs in connection with forward foreign currency exchange contracts and conversions of foreign currency and U.S. dollars.

A separate account of each Fund consisting of cash or liquid securities equal to the amount of the Fund’s assets that could be required to consummate any forward contracts entered into under the second circumstance, as set forth above, will be established with the Custodian. For the purpose of determining the adequacy of the securities in the account, the deposited securities will be valued at market or fair value. If the market or fair value of such securities declines, additional cash or securities will be placed in the account daily so that the value of the account will equal the amount of such commitments by the Fund.

Futures Transactions. Interest-rate futures contracts create an obligation to purchase or sell specified amounts of debt securities on a specified future date. Although these contracts generally call for making or taking delivery of the underlying securities, the contracts are in most cases closed out before the maturity date by entering into an offsetting transaction which may result in a profit or loss. Securities index futures contracts are contracts to buy or sell units of a particular index of securities at a specified future date for an amount equal to the difference between the original contract purchase price and the price at the time the contract is closed out, which may be at maturity or through an earlier offsetting transaction.

Each purchase or sale of a futures contract involves no sale price or premium, unlike the purchase of a security or option. Instead, an amount of cash or securities acceptable to the broker and the relevant contract market, generally about 5% of the contract amount, must be deposited with the broker as “initial margin.” This “initial margin” represents a “good faith” deposit assuring the performance of both the purchaser and the seller under the futures contract. Subsequent “variation margin” payments must be made daily to and by the broker to reflect variations in the price of the futures contract. When the contract is settled or closed out by an offsetting transaction, a final determination is made of variation margin due to or from the broker. A nominal commission is also paid on each completed sale transaction.

These hedging transactions, if any, would involve brokerage costs and require a Fund to make margin deposits against its performance obligations under the contracts. The Fund may also be required to segregate assets in an amount equal to the value of instruments underlying its futures contracts, call options purchased and put options written; to otherwise “cover” its futures and options positions; or to limit these transactions so that they are backed to a level of 300 percent by total Fund assets.

The aggregate of initial margin deposits for futures contracts and related options and premiums paid for open futures options may not exceed five percent (5%) of the fair market value of each Fund’s assets at the time of deposit.

Options Transactions. A Fund may purchase or write put or call options on futures contracts, individual securities, currencies or stock indices to hedge against fluctuations in securities prices and currency exchange rates and to adjust its risk exposure relative to the benchmark. See “Investment Objective and Policies” in the prospectus.

The purchase or writing of put or call options would give the Fund, respectively, the right or obligation to sell or purchase the underlying futures contract or security at the stated exercise price any time before the option expires. The purchase or writing of put and call options on stock indices would give the Fund, respectively, the right or obligation to receive or pay a specified amount at any time prior to expiration of the option. The value of the option varies with aggregate price movements of the stocks reflected in the index. The Fund’s risk in purchasing an option, if the price of the underlying security or index moves adverse to the purchaser, is limited to the premium it pays for the option. If price movements are favorable, on the other hand, the option will increase in value and the Fund would benefit from sale or exercise of the option. As the writer of an option, the Fund would receive a premium. The premium would be a gain to the Fund if price movements in the underlying items are favorable to the writer and would reduce the loss if price movements are unfavorable. Any call options written by a Fund will be “covered”, i.e., backed by securities owned by the Fund. The writing of a covered call option tends to limit the Fund’s opportunity to profit from an increase in value of the underlying securities to the amount of the premium.

Each Fund may purchase options on exchanges and in over-the-counter markets to the extent the net value of such options owned by the Fund does not exceed five percent (5%) of that Fund’s net assets at the time of purchase. The Fund may write put options and covered call options on exchanges and in the over-the-counter markets. A call option gives the purchaser the right, until the option expires, to purchase the underlying futures contract, security or currency at the exercise price or, in the case of a stock index option, to receive a specified amount. A put option gives the purchaser the right, until the option expires, to sell the underlying futures contract, security or currency at the exercise price or, in the case of a stock index option, to pay a specified amount.

When a Fund writes an option, it receives a premium that it retains whether or not the option is exercised. By writing a call option, the Fund becomes obligated, either for a certain period of time or on a certain date, to sell the underlying futures contract, security or currency to the purchaser at the exercise price (or to pay a specified price with respect to an index option) if the option is exercised. At the time or during the period when the option may be exercised, the Fund risks losing any gain in the value of the underlying futures contract, security or currency or stock index over the exercise price. By writing a put option, the Fund becomes obligated either for a certain period of time or on a certain date, to purchase the underlying futures contract, security or currency at the exercise price, or to pay the specified price in connection with an index option, if the option is exercised. The Fund might, therefore, be obligated to purchase or make a payment for more than the current market price of the particular futures contract, security, currency or index option.

Each Fund writes only “covered” options on securities and currencies unless the Advisor determines that any uncovered options pose minimal risks to the Funds and their Shareholders. This means that so long as a Fund is obligated as the writer of a call option on a security or currency, it will own an equivalent amount of the underlying security, currency or liquid securities denominated, quoted in or currently convertible into such currency. The Fund will be considered “covered” with respect to a put option it writes if, so long as it is obligated as the writer of a put option, it deposits and maintains with the Custodian in a segregated account an amount of the underlying securities, currency or liquid securities denominated, quoted in, or currently convertible into such currency having a value equal to or greater than the exercise price of the option. There is no limitation on the amount of call options the Fund may write.

The writer of an option that wishes to terminate an obligation may in some cases be able to effect a “closing purchase transaction.” This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer’s position will be cancelled by the clearing corporation. However, a writer may not affect a closing purchase transaction after being notified of the exercise of an option. Likewise, an investor who is the holder of an option may liquidate a position by effecting a “closing sale transaction.” This is accomplished by selling an option of the same series as the option previously purchased. There is no guarantee that either a closing purchase or a closing sale transaction can be affected.

A Fund will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option or is more than the premium paid to purchase the option; a Fund will realize a loss from a closing transaction if the price of the transaction is less than the premium paid to purchase the option. Because increases in the market price of a call option will generally reflect increases in the value of the underlying security, futures contract, index option or currency, any loss in closing out a covered call option is likely to be offset in whole or in part by appreciation of the underlying collateral owned by the Fund.

Repurchase Agreements. A Fund may agree to purchase debt securities from financial institutions subject to the seller’s agreement to purchase them at an agreed upon time and price (repurchase agreements). The financial institutions with whom the Fund may enter into repurchase agreements will be banks, and non-bank dealers of U.S. Government securities that are listed on the Federal Reserve Bank of New York’s list of reporting dealers, if such banks and non-bank dealers are deemed creditworthy by the Advisor. In a repurchase agreement, a Fund buys a security from a seller that has agreed to repurchase the same security at a mutually agreed upon date and price. The Fund’s resale price will be in excess of the purchase price, reflecting an agreed upon interest rate. This interest rate is effective for the period of time the Fund is invested in the agreement and is not related to the coupon rate on the underlying security. Repurchase agreements may also be viewed as a fully collateralized loan of money by the Fund to the seller. The period of these repurchase agreements will usually be short, from overnight to one week, and at no time will the Fund invest in repurchase agreements with a duration of more than one year.

A Fund will always receive, as collateral, securities whose market value including accrued interest is, and during the entire term of the agreement remains, equal to at least 100% of the dollar amount invested by the Fund in each agreement, and the Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer to the account of the Custodian. If the seller defaults, the Fund might incur a loss if the value of the collateral securing the repurchase agreement declines and might incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of a security which is the subject of a repurchase agreement, realization upon the collateral by the Fund may be delayed or limited. The Advisor seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligors under repurchase agreements, in accordance with the credit guidelines of the Trust’s Board of Trustees.

Yields and Ratings. The yields on certain obligations are dependent on a variety of factors, including general market conditions, conditions in the particular market for the obligation, the financial condition of the issuer, the size of the offering, the maturity of the obligation and the ratings of the issue.

Obligations in which the Funds may invest may not necessarily be rated by a recognized rating agency. Investments will be made in such obligations only when they are deemed by the Advisor to meet the quality standards required by the Fund.

Ratings are described further in “Appendix A”.

Temporary Defensive Positions. For temporary defensive purposes under unusual market conditions, the Funds may invest in interest-bearing savings deposits of commercial or savings bank without limit, which can cause the Funds to fail to meet their investment objectives during such periods and lose benefits when markets begin to improve.

INVESTMENT RESTRICTIONS

“Fundamental” Investment Restrictions. Each Fund has adopted the following “fundamental” restrictions which, along with its investment objective, cannot be changed without approval by the holders of a majority of the Shares of beneficial interest in the applicable Fund (“Fund Shares”). A majority is defined by the 1940 Act as the lesser of (i) 67% or more of the Fund Shares present in person or by proxy at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities.

1.    Each Fund may not issue senior securities or borrow money except, as permitted under the 1940 Act and as interpreted or modified from time to time.

Currently, subject to modification to conform to the 1940 Act as interpreted or modified from time to time, each Fund is permitted, consistent with the 1940 Act, to borrow, and pledge its Shares to secure such borrowing, provided, that immediately thereafter there is asset coverage of at least 300% for all borrowings by the Fund from a bank. The 1940 Act also permits a Fund to borrow for temporary purposes only in an amount not exceeding 5% of the value of its total assets at the time when the loan is made. A loan shall be presumed to be for temporary purposes if it is repaid within 60 days and is not extended or renewed. The Securities and Exchange Commission (the “SEC”) has indicated, however, that certain types of transactions, which could be deemed “borrowings” (such as firm commitment agreements and reverse repurchase agreements), are permissible if a Fund “covers” the agreements by establishing and maintaining segregated accounts.

Currently, with respect to senior securities, the 1940 Act and regulatory interpretations of relevant provisions of the 1940 Act establish the following general limits, subject to modification to conform to the 1940 Act as interpreted or modified from time to time: Open-end registered investment companies such as the Funds are not permitted to issue any class of senior security or to sell any senior security of which they are the issuers. The Trust is, however, permitted to issue separate series of Shares (each Fund is a series of the Trust) and to divide those series into separate classes. Individual class and institutional class are separate classes. The Funds have no intention of issuing senior securities, except that the Trust has issued its Shares in separate series and may divide those series into classes of Shares. Collateral arrangements with respect to forward contracts, futures contracts or options, including deposits of initial and variation margin, are not considered to be the issuance of a senior security for purposes of this restriction.

2.    Each Fund may not make any investment that is inconsistent with its classification as a “diversified” investment company under the 1940 Act as interpreted or modified from time to time.

Currently, to remain classified as a “diversified” investment company under the 1940 Act, each Fund must conform with the following, subject to modification to conform to the 1940 Act as interpreted or modified from time to time: With respect to 75% of its total assets, a Fund may not invest more than 5% of the Fund’s total assets, determined at market or other fair value at the time of purchase, in the securities of any one issuer, or invest in more than 10% of the outstanding voting securities of any one issuer, determined at the time of purchase. These limitations do not apply to (1) a Fund’s assets represented by cash or cash equivalents, (2) investments in securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, and (3) shares of other investment companies.

3.    Each Fund may not concentrate its investments in a particular industry, as that term is used in the 1940 Act, as interpreted or modified from time to time.

Currently, each Fund may not invest, subject to modification to conform to the 1940 Act as interpreted or modified from time to time, 25% or more of its total assets, taken at market value, in the securities of issuers primarily engaged in any particular industry (other than securities issued or guaranteed by the U.S.). This restriction shall not prevent the Fund from purchasing the securities of an issuer pursuant to the exercise of rights distributed to the Fund by the issuer, except that no such purchase may be made if, as a result, the Fund would no longer be a diversified investment company as defined in the 1940 Act and as interpreted or modified from time to time.

4.    Each Fund may not engage in the business of underwriting securities issued by others, except to the extent that a Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities and as permitted under the 1940 Act as interpreted or modified from time to time.

5.    Each Fund may not purchase or sell real estate including limited partnership interests (except that the Fund may invest in securities of companies which deal in real estate and securities secured by real estate or interests therein and the Fund reserves the right to hold and sell real estate acquired as a result of the Fund’s ownership of securities and except as otherwise permitted by the 1940 Act as modified or interpreted from time to time).

6.    Each Fund may not purchase or sell commodities, except as permitted by the 1940 Act, as interpreted or modified from time to time.

Currently, each Fund is permitted to purchase or sell commodities as permitted by the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction. For purposes of this restriction, interest-rate, index and currency futures contracts options on such contracts and on stock indices and currencies, and forward foreign currency exchange contracts are not deemed to be commodities or commodity contracts.

7.    Each Fund may not make loans to other persons, except (i) loans of portfolio securities; (ii) to the extent that entry into repurchase agreements and the purchase of debt investment instruments or interests in indebtedness in accordance with a Fund’s investment objective and policies may be deemed to be loans; and, (iii) as otherwise permitted by the 1940 Act as interpreted and modified from time to time.

Currently, a Fund may lend portfolio securities to broker-dealers and other financial institutions, subject to modification to conform to the 1940 Act as interpreted or modified from time to time, in an amount up to 33 1/3% of its total assets, taken at market value. While securities are on loan, the borrower will pay the Fund any income accruing on the security. The Fund may invest any collateral it receives in additional portfolio securities, such as U.S. Treasury notes, certificates of deposit, other high-grade, short-term obligations or interest bearing cash equivalents. Increases or decreases in the market value of a security lent will affect the Fund and its Shareholders.

“Non fundamental” Investment Restrictions. Each Fund has adopted the following additional “non-fundamental” restrictions that may be changed without stockholders’ approval, to the extent permitted by applicable law, regulation or regulatory policy:

1.    Each Fund may not make short sales of securities, maintain short positions, except for short-term credits as are necessary for the clearance of transactions and in connection with transactions involving forward foreign currency exchange contracts, futures contracts and related options.

2.    Each Fund may not invest more than 5% of its total assets (taken at market value at the time of the investment) in securities of unseasoned issuers which, including their predecessors, have been in operation for less than three years (except obligations issued or guaranteed by the U.S. Government, the applicable foreign governments or their agencies or instrumentalities).

3.    Each Fund may not enter into a repurchase agreement not terminable within seven days if the total of such agreements would be more than 5% of the value of each Fund’s total assets at the time of the agreement.

4.    Each Fund may not invest in securities of other investment companies (other than in connection with a merger, consolidation, reorganization or acquisition of assets) except to the extent permitted by the 1940 Act and related rules and regulatory interpretations, provided, nevertheless, in these instances when computing both the advisory fee and the Rule 12b-1 fee for the Global Fund, average daily net assets are reduced by Fund assets invested Australia/New Zealand, Japan Fund and the Real Estate Securities Fund.

5.    Each Fund may not purchase or retain for the Fund the securities of any issuer if those officers and Trustees of the Trust, or directors and officers of the Advisor, who individually own more than 1% of the outstanding securities of such issuer, together own more than 5% of such outstanding securities.

6.    Each Fund may not purchase from or sell to any of the officers and Trustees of the Trust, the Advisor, its principal underwriter or the officers and directors of the Advisor or principal underwriter, portfolio securities of the Fund.

7.    Each Fund may not invest in oil, gas or other mineral leases or exploration or development programs (although it may purchase securities of issuers which own, sponsor or invest in such interests).

8.    Each Fund can pledge, mortgage or hypothecate its asset for the purpose of securing a Board approved loan.

9.    Each Fund may not purchase warrants of any issuer if, as a result, more than 2% of the value of the total assets of the Fund (taken at market value at the time of purchase) would be invested in warrants which are not listed on the New York Stock Exchange or the American Stock Exchange, or more than 5% of the value of the total assets of the Fund (taken at market value at the time of purchase) would be invested in warrants. Warrants acquired by the Fund in units or attached to securities may be deemed to be without value.

10.    Each Fund may not invest more than 15% of its net assets in securities for which there are legal or contractual restrictions on resale and in other illiquid securities.

With respect to non-fundamental restriction #10 above, to the extent a Fund’s investments in illiquid securities exceed the 15% threshold as a result of external circumstances (e.g., market movements) beyond the Fund’s control, all future purchases will be made toward coming back within that threshold.

RISK FACTORS

The descriptions of the types of risks associated with the various types of securities and investment techniques that FCA may use in managing the Funds set forth below supplement the discussion of principal investment risks contained in the Funds’ prospectus. Where a particular type of risk is not discussed in the Funds’ prospectus, that type of risk is not a principal risk of investing in a Fund.

Investing in Foreign Markets and Securities

Investments by United States investors in securities of foreign issuers involve risks not associated with their investments in securities of United States issuers. Since the Funds invest in securities denominated or quoted in foreign currencies, the Funds may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between the foreign currencies and U.S. currency. Changes in currency exchange rates will influence values within the portfolio. Changes in currency exchange rates may also affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed to stockholders of the Funds. The foreign currencies of countries in which the Funds invest may not be fully exchangeable into United States dollars without legal restriction and may not trade on a floating basis against all major currencies. The rate of exchange between the United States currency and the foreign currencies is determined by the forces of supply and demand in the foreign exchange markets. These forces are affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors. The Funds may enter into forward foreign currency exchange contracts as a hedge against possible variations in the exchange rates between the United States currency and the foreign currencies. Such contracts are agreements to purchase or sell a specified currency at a specified future date (up to a year) and price. A Fund’s dealings in currency exchange contracts will be limited to hedging involving either specific transactions or portfolio positions. No Fund is obligated to enter into these contracts and there is no guarantee any such contracts will achieve the desired objective.

There may be less publicly available information about foreign issuers than about United States issuers, and foreign issuers may be subject to uniform accounting, auditing and financial reporting standards and requirements not as well defined or different from those of United States issuers.

While the foreign securities markets are growing, they have substantially less trading volume than United States markets, and, as a result, securities are generally less liquid and their prices more volatile than securities of comparable United States issuers.

Brokerage commissions and other transaction costs in foreign countries may be higher than in the United States. There is generally less government supervision and regulation of business and industry practices of exchanges, brokers and issuers in foreign countries than there is in the United States. Delays in settling securities transactions may occur. This may, at times, make it difficult for a Fund to liquidate a previously established securities position. Settlement delays may result in the Fund experiencing delays in the receipt of dividends and interest. The Funds will rely on the expertise of the Custodian to help reduce these delays.

Although foreign countries in which the Funds invest may have relatively stable and friendly governments, there is the possibility of imposition of restrictions on repatriation of Funds or other restrictions, expropriation of assets, confiscatory taxation, imposition of foreign withholding taxes, political or social instability or diplomatic developments which could affect investments.

The Funds’ investment flexibilities may be further limited by restrictions on percentage of ownership by the residents of a country that may be applicable under foreign country law or corporate charters with respect to certain companies. Additionally, certain rights offerings to shareholders of foreign companies in which the Funds may invest may not be made available to the Funds as a United States shareholder if such an offer to a United States investor would require registration with the SEC.

The operating expense ratio of the Funds can be expected to be higher than that of an investment company investing exclusively in securities of United States issuers since the expenses of the Funds (such as custodial, currency exchange, valuation and communications costs) are higher. Because of its emphasis on investments in foreign issuers, the Funds should be considered as a vehicle for diversification of investments and not as a balanced investment program.

Investments in foreign markets also subject the Funds to greater risk arising from managed currencies, higher inflation, less-developed capital markets and market economies, economic dependence on loans from international lending institution as well as foreign governments and institutions, less-developed systems of communication and transportation, the absence or the inadequacy of laws to protect investors and creditors, unstable governments and recently established less-developed economies emerging from total government control.

Investing in Emerging Markets. The Global Fund’s investments in foreign securities may be in developed countries or in countries considered by the Advisor to have developing or “emerging” markets. Such investments may involve exposure to economic structures that are generally less diverse and mature than in the United States, and to political systems that may be less stable. A developing or emerging market country can be considered to be a country that is in the initial stages of its industrialization cycle. Currently, emerging markets generally include every country in the world other than the United States, Canada, Japan, Australia, New Zealand, Hong Kong, Singapore and most Western European countries. Currently, investing in many emerging markets may not be desirable or feasible because of the lack of adequate custody arrangements for the Fund’s assets, overly burdensome repatriation and similar restrictions, the lack of organized and liquid securities markets, unacceptable political risks or other reasons. As opportunities to invest in securities in emerging markets develop, the Fund may expand and further broaden the group of emerging markets in which it invests. Most emerging securities markets have substantially less volume and are subject to less governmental supervision than U.S. securities markets. Securities of many issuers in emerging markets may be less liquid and more volatile than securities of comparable domestic issuers. In addition, there is less regulation of securities exchanges, securities dealers, and listed and unlisted companies in emerging markets than in the U.S. In the past, markets of developing or emerging market countries have been more volatile than the markets of developed countries; however, such markets often have provided higher rates of return to investors. The Advisor believes that these characteristics may be expected to continue in the future.

Investing in Real Estate.

In addition to the foregoing risks, because the Real Estate Securities Fund concentrates its investments in the Real Estate Industries, that Fund will be subject to risks similar to those associated with the direct ownership of real estate, including: i) declines in the value of real estate, ii) risks related to general and local economic conditions, iii) dependency on management skill, iv) heavy cash flow dependency, v) possible lack of availability of mortgage funds, vi) overbuilding, vii) extended vacancies of properties, viii) increased competition, ix) increases in property taxes and operating expenses, x) changes in zoning laws, xi) losses due to costs resulting from the clean-up of environmental problems, xii) liability to third parties for damages resulting from environmental problems, xiii) casualty or condemnation losses, xiv) limitations on rents, xv) changes in neighborhood values and the appeal of properties to tenants, xvi) changes in interest rates and tax laws.

Investing in Real Estate Industries Companies. Investors also will be subject to certain risks associated with Real Estate Industries Companies. For example, the value of an investment in Real Estate Industries Companies that directly own real property may be affected by changes in the value of that property, while Real Estate Industries Companies that invest in mortgages and other debt instruments related to real estate may be affected by the quality of any credit extended. Credit risk is the possibility that an issuer will default on a security by failing to pay interest or principal when due. If this happens, the Fund could lose money. Real Estate Industries Companies depend on management skills and generally may not be diversified. These Real Estate Industries Companies also are dependent on the income generated by the underlying properties to meet operating expenses, and they are subject to borrower default and to self-liquidation. In addition, some REITs possibly could fail to qualify for tax-free pass-through of income or to maintain their exemptions from registration under the 1940 Act.

The above factors also may adversely affect a borrower’s or a lessee’s ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.

REITs, particularly REITs that invest in mortgages, are subject to interest rate risk. When interest rates decline, the value of a REIT’s investment in fixed-rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed-rate obligations can be expected to decline. In contrast, as interest rates on adjustable-rate mortgage loans are reset periodically, yields on a REIT’s investments in such loans gradually will align themselves to reflect changes in market interest rates. This causes the value of these investments to fluctuate less dramatically in response to interest rate fluctuations than investments in fixed-rate obligations.

Special Considerations

The Japanese archipelago stretches along the northeastern coast of the Asian mainland, separated from it by the Sea of Japan. Japan is made up of four main islands - Hokkaido, Honshu, Shikoku and Kyushu - and some 3,900 smaller islands. The largest island is Honshu, which contains Japan’s major cities (Tokyo, Yokohama, Nagoya, Kyoto, Osaka and Kobe). New Zealand comprises two main narrow and mountainous islands, the North Island and the South Island, separated by Cook Strait, and a number of smaller outlying islands. The total land area is approximately 268,000 square kilometers. New Zealand has a cool temperate climate, strongly influenced by oceanographic factors. Japan and New Zealand have experienced earthquakes and tidal waves of varying degrees of severity, and the risks of such phenomena, and damage resulting therefrom, continue to exist. Japan also has one of the world’s highest population densities. A significant percentage of the total population of Japan is concentrated in the metropolitan areas of Tokyo, Osaka, and Nagoya. A natural disaster, including an earthquake or tidal wave, could have a significant negative impact on the countries in which the Funds invest, and, in time, on the price of the securities of companies located in such countries.

Japan has few natural resources and much of Japan’s economy is dependent upon international trade. The country is a leading exporter of industrial machinery and automobiles as well as industrial and consumer electronics. Consequently, Japan’s economy and export growth are impacted by economic development of its trading partners, particularly the United States and the developing nations in Southeast Asia. Domestic or foreign trade sanctions or other protectionist measures could adversely impact a number of economies in which the Funds invest.

The use of International Accounting Standards versus U.S. Generally Accepted Accounting Standards by some non-U.S. companies makes analysis of their financial performance more difficult for many U.S. investors.

Abusive Trading Policy

Frequent short-term purchases, redemptions or exchanges in Fund Shares (market timing or frequent trading activities) may result in a dilution in the value of Fund Shares for other Shareholders. Such activity may create transaction costs that are borne by all Shareholders, may disrupt the orderly management of the Funds’ portfolio investments, and may affect the Funds’ cost and performance for other Shareholders. The Funds’ Board of Trustees has adopted policies to discourage such activities and has approved procedures to implement those policies. The Funds seek to monitor trading activity in the Funds’ Shares and examine a number of factors to detect trading patterns in Fund Shares, including (but not limited to) the frequency, size and/or timing of investors’ transactions in Fund Shares.

Each Fund reserves the right to reject any purchase or exchange order or to limit, suspend, and/or permanently terminate, the right to purchase or exchange Shares or the telephone order privilege from any investor or group of investors for any reason, without prior notice, including, in particular, if the Fund believes the trading activity in the account(s) would be disruptive to the Fund. The Fund may consider the trading history of accounts under common ownership or control in this determination, among other factors.

The Funds seek to apply their policies and procedures consistently to all Shareholders. While the Funds seek to identify and restrict market timing or frequent trading activities, the Funds receive purchase and redemption orders through financial intermediaries, retirement plans and other combined account arrangements. The Funds cannot in every case monitor trading that may be facilitated by the use of intermediaries or by the use of combined or omnibus accounts at those intermediary firms. For these reasons, such activities in a Fund’s Shares may occur despite the Funds’ policies to discourage such activities. The Funds or their agent may request representations of compliance with the Funds’ market timing or frequent trading procedures from parties involved in the distribution of Fund Shares and administration of Shareholder accounts.

The Funds’ abusive trading policies, in conjunction with the use of fair value pricing and application of the redemption fee, among other procedures, are intended to discourage such activities, although there can be no assurance that a Fund will eliminate such activities.

Taxation

Recent tax law changes lowering the tax rate on dividends in recognition of the double taxation of such income may result in higher tax burdens to the investors on income from a Fund’s investments than investments in domestic securities having only dividend income. Dividends on investments in foreign securities may not qualify for the lower tax rate applicable to dividends from domestic companies. Moreover, other types of income such as interest income and rental income through a Fund’s investments in REITs do not enjoy the lower tax rate applicable to dividend income. The favorable rate per qualified dividend income is scheduled to expire after 2010.

General Commodities-Related Risk

Should a Fund invest in securities of companies involved in oil and gas or mining activities, such investments will involve a high degree of risk, including geological risks, environmental liabilities, governmental regulations, and other risks involved in exploration, mining, distribution of, and marketing oil, gas, and other minerals.

PORTFOLIO TURNOVER

Portfolio turnover rate is defined by the SEC as the ratio of the lesser of sales or purchases to the monthly average value of such securities owned during the year, excluding all securities whose remaining maturities at the time of acquisition were one year or less.

Each Fund generally invests in equity securities with the view to hold them long-term. Each portfolio’s securities are generally evaluated on their long-term prospects. The Fund may experience higher or lower turnover ratios in certain years. Factors influencing portfolio turnover include, but are not limited to the following: rebalancing portfolio securities to take advantage of long-term opportunities and/or to reallocate between fixed income and equity securities; investing new Fund subscriptions; or selling securities to cover Fund redemptions. Higher levels of portfolio activity by a Fund may result in higher transaction costs and/or more realized gains or losses, the impact of which is borne by the Fund’s Shareholders.

The portfolio turnover rates for each Fund as of the fiscal years ended October 31, 2009, 2008 and 2007 were:

	2009	2008	2007
Japan Fund	30%	10%	2%
Australia/New Zealand Fund	34%	21%	21%
Global Fund	12%	7%	12%
Real Estate Securities Fund	5%	13%	20%

MANAGEMENT OF THE FUNDS

Officers’ and Trustees’ Information

The Board of Trustees provides overall supervision of the affairs of the Funds. The Chairman of the Board of Trustees is Mr. Ewing, who is not an “interested person” of the Trust, within the meaning of the 1940 Act on the basis of his affiliation with the Funds or the Advisor, or its affiliated entities (an “Independent Trustee”). The Board of Trustees has considered the overall leadership structure of the Trust and has established committees designed to facilitate the governance of the Trust by the Trustees generally and the Board of Trustee’s role with respect to risk oversight specifically. The committees are responsible for certain aspects of risk oversight relating to financial statements, the valuation of the Trust’s assets, and compliance matters, as is more fully described below. The Board of Trustees also has frequent interaction with the service providers and chief compliance officer of the Trust with respect to risk oversight matters. The Board of Trustees has determined that its leadership structure is appropriate based on the size of the Trust, the Board of Trustee’s current responsibilities, each Trustee’s ability to participate in the oversight of the Trust and committee transparency. Based on each Trustee’s experience described below, the Trust has concluded that each should serve as a Trustee.

The Funds’ Trustees and Executive Officers, and their principal occupations for the last five years are listed below. Each Trustee and Executive Officer acts in that capacity for each Fund of the Trust. The address of each Trustee is c/o Commonwealth International Series Trust, 791 Town & Country Blvd., Suite 250, Houston, Texas 77024. The term of office for each Trustee is until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of a successor, or until such Trustee sooner dies, resigns or is removed as provided in the governing documents of the Funds. Because the Funds do not hold an annual meeting of Shareholders, each Trustee will hold office for an indeterminate period.

The following table provides information regarding each Trustee who is an “interested person” of the Trust, as defined in the 1940 Act, and each officer of the Trust.

Name, Address and Age	Position Held With the Fund	Term of Office/ Length of Time Served	Principal Occupation(s) During the Past 5 years	Number of Portfolios in the Fund Complex Overseen by Trustee[1]	Other Directorship held by Trustee
Robert Scharar[2] 791 Town & Country Blvd. Suite 250 Houston, TX 77024 Age 61	President, Interested Trustee	Indefinite until successor elected and qualified; since 2000.	Investment manager/Attorney/CPA; President, FCA Corp (investment adviser), 1975 to present.	Four (4)	See Below[3]
Robert W. Silva 3435 Stelzer Road Columbus, OH 43219 Age 43	Treasurer	Since 2008	Senior Vice President, Citi Fund Services Ohio, Inc. (formerly BISYS Fund Services Ohio, Inc.) (fund administrator), September, 2007 to present; Assistant Vice President, Citizens Advisers, Inc. May, 2002 to August, 2007.	N/A	N/A
John H. Lively 2041 W. 141st Terrace, Suite 119 Leawood Kansas 66224 Age 41	Secretary	Since 2008	Attorney, The Law Offices of John H. Lively & Associates, Inc., March 2010 to present; Attorney, Husch Blackwell Sanders LLP (law firm), March 2007 to February 2010; Managing Attorney, Raymond James Financial (financial services), September 2005 to March 2007; Assistant General Counsel, AIM Investments (investment adviser), October 2000 to September 2005.	N/A	N/A
Bonnie Scott 791 Town & Country Blvd. Suite 250 Houston, TX 77024 Age 60	Assistant Secretary	Since 2003	Administrator & Private Coordinator, FCA Corp (investment advisor), 1998 to present.	N/A	N/A
Stephen E. Fodo 791 Town & Country Blvd. Suite 250 Houston, TX 77024 Age 67	Chief Compliance Officer	Since 2004	Independent Consultant, January 2000 to present; Advisory Director, Ingenero Inc. (engineering and consulting services), January 2002 to present; Chief Financial Officer, Organic Fuels Holdings, Inc., October, 2007 to December 2008; Managing Director, Morris Anderson and Associates (consulting services), August, 2003 to May, 2005; Adjunct Professor, University of Phoenix, July 2003 to December 2008.	N/A	N/A

1.	The “Fund Complex” consists of the Trust.

2.	Mr. Scharar is considered an “interested person” of the Fund as defined in the 1940 Act, as amended, because he is an officer of the Trust and an officer of the Trust’s investment adviser.

3.
Mr. Scharar is also an officer, director and/or manager of the following companies: Blantyre Hotels, Ltd. (Malawi), NICO Holdings, Ltd. (Malawi), Vintech, LLC, Africap, LLC, FCA Investment Company, First Commonwealth Holdings Corporation, First Commonwealth Mortgage Trust, Holly Mortgage Trust, Ivy Realty Trust, Scottsdale Canal Partners, LLC, Heights of Tampa, LLC, Nashville Properties, Inc., North American Communities Foundation, Inc., subsidiary companies at some of the above, and other closely held FCA advised entities and non-FCA related entities.

The following table provides information regarding each Trustee who is an Independent Trustees.

Name, Address and Age	Position Held With the Fund	Term of Office/ Length of Time Served	Principal Occupation(s) During the Past 5 years	Number of Portfolios in the Fund Complex Overseen by Trustee[1]	Other Directorship held by Trustee
John Akard, Jr. 791 Town & Country Blvd. Suite 250 Houston, TX 77024 Age 44	Independent Trustee	Indefinite until successor elected and qualified; since 2000.	Owner, John Akard Jr. P.C. (and its predecessor) (law firm), 1996 to present; Of Counsel, Mason, Coplen & Banks, P.C. (law firm), 1999 to present.	Four (4)	None
Kathleen Kelly 791 Town & Country Blvd. Suite 250 Houston, TX 77024 Age 57	Independent Trustee	Indefinite until successor elected and qualified; since 2000.	Honorary Consul, New Zealand Consulate, 1995 to present; Owner, International Protocol Advisors (consulting services), August 1992 to present.	Four (4)	None
Jack Ewing 791 Town & Country Blvd. Suite 250 Houston, TX 77024 Age 70	Chairman and Independent Trustee	Indefinite until successor elected and qualified; since 2000.	Adjunct Economics Professor, University of Houston - Downtown, 2005 to present; Adjunct Professor, Lonestar College, 2001 to present; Professor, University of Phoenix, September 2001 to May 2005; Professor, Houston Community College, September 2000 to May 2006.	Four (4)	None

1.	The “Fund Complex” consists of the Trust.

Board of Trustees

Trustee’s Responsibilities. The Board of Trustees’ primary responsibility is to represent the interests of each Fund’s Shareholders and to provide oversight of the management of each Fund. Currently, 75% of the Board is comprised of non-interested Trustees.

The Trustees meet at least quarterly throughout the year to review the investment performance of each Fund and other operational matters, including policies and procedures designed to assure compliance with regulatory and other requirements. In 2009, the Board of Trustees conducted six (6) meetings (including regular and special board meetings) to deal with Fund issues. Furthermore, the Independent Trustees reviewed the fees paid to the Advisor for investment advisory services and to other administrative and shareholder services. The Trustees have adopted specific policies and guidelines that, among other things, seek to further enhance the effectiveness of the Independent Trustees in performing their duties. The Trustees are assisted by the Funds’ independent registered public accounting firm and other independent experts retained from time to time for various purposes. The Independent Trustees regularly meet privately with counsel and other experts.

Committees

The following table provides information regarding each Fund’s standing committees, including certain of each committee’s principal functions.

Name of Committee	Function of Committee	Members of the Committee	Number of Meetings in the Last Fiscal Year
Audit/ Compliance
1.  Directly responsible for the appointment, compensation and oversight of registered public accounting firms and such firms must report directly to the Audit/Compliance Committee.

2.  Reviews the independence of such firm and the auditors assigned to the Fund; reviews scope of audit and internal controls; considers and reports to the Board on matters relating to the Fund’s accounting and financial reporting practices, reviews the methods, scope and result of the audits and audit fees charged.

3.  Engages and determines the fee of counsel and other advisors as they determine necessary.

4.  Establishes procedures for the receipt, retention and treatment of complaints received by the issuer regarding accounting, internal accounting controls, or auditing matters, and the confidential anonymous submission by employees of the Advisor and/or the Administrator of concerns of questionable accounting or auditing matters.
		John Akard, Jr. Kathleen Kelly Jack Ewing	Four (4)
Governance, Nomination & Compensation
1.  Represent and assist the Board of Trustees in discharging its responsibility to oversee the composition of the board.

2.  Assess whether it is in the best interest of the Funds’ Shareholders to increase or decrease the number of Trustees;

3.  Determine and assess the qualification of potential candidates, when it is determined that additional Trustees are warranted, and when there is a vacancy of one or more Trustees.

4.  Evaluate potential candidates and recommend to the Board of Trustees or Shareholders a nominee to fill any such additional or vacant Trustee positions.

5.  Review “best practices” in corporate governance and rule changes and developments regarding fund governance.

6.  Insure that any changes in Trustee composition complies with and all laws governing qualifications and number of Independent Trustees and the proportionality thereof to the Board as a whole, through the assistance of legal counsel; and,

7.  Review Board compensation annually vis-à-vis best practices in the fund community
		John Akard, Jr. Kathleen Kelly Jack Ewing	Two (2)

Trustee Fund Ownership:

The following sets forth ranges representing each Trustee’s beneficial ownership of Fund Shares as of December 31, 2009. The values are stated using the following ranges: A = none; B = $1-$10,000; C = $10,001-$50,000; D = $50,001-$100,000 and ; E = over $100,000.

Name of Trustee	Dollar Range of Equity Securities in the Fund		Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Interested Trustee
Robert W. Scharar	Japan Fund	E
	Australia/New Zealand Fund	E
	Global Fund	E
	Real Estate Securities Fund	D
	Total		E
Independent Trustees
Jack Ewing	Japan Fund	B
	Australia/New Zealand Fund	B
	Global Fund	B
	Real Estate Securities Fund	B
	Total		C
John Akard, Jr.	Japan Fund	B
	Australia/New Zealand Fund	B
	Global Fund	B
	Real Estate Securities Fund	B
	Total		C
Kathleen Kelly	Japan Fund	B
	Australia/New Zealand Fund	B
	Global Fund	B
	Real Estate Securities Fund	B
	Total		C

No Independent Trustee, or his or her immediate family members, owns a beneficial interest or is an owner of record in: (i) the Advisor or the distributor of the Funds, Foreside Distribution Services, L.P. (the “Distributor”); or (ii) a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with, the Advisor or Distributor of the Funds.

Remuneration

Each Independent Trustee receives compensation from the Funds for his or her services, which includes an annual retainer and an attendance fee for each meeting attended. No additional compensation is paid to any Independent Trustee for travel time to meetings, attendance at Trustees’ educational seminars or conferences, service on industry or association committees, participation as a speaker at a Trustees’ conference or service on special Trustees task forces or subcommittees. Independent Trustees do not receive any employee benefits such as pension or retirement benefits or health insurance.

The following table shows the aggregate compensation received by each Independent Trustee from the Fund and from all of the Funds as a group for the most recent fiscal year.

JAPAN FUND

				Total Compensation
		Pension or Retirement		From Fund and Fund
	Aggregate Compensation	Benefits Accrued As Part	Estimated Annual	Complex Paid To
Name of Person / Position	From Fund	of Funds Expenses	Benefits upon Retirement	Trustees (*)

John Akard, Jr., Trustee	$2,962.46	$0	$0	$2,962.46 (1)

Kathleen Kelly, Trustee	$2,962.46	$0	$0	$2,962.46 (1)

Jack Ewing, Trustee	$3,428.61	$0	$0	$3,428.61 (1)

*	Company does not pay deferred compensation.

(1)	The “Fund Complex” consists of the Trust, which is comprised of the Funds described in this Statement of Additional Information.

AUSTRALIA/NEW ZEALAND FUND

				Total Compensation
		Pension or Retirement		From Fund and Fund
	Aggregate Compensation	Benefits Accrued As Part	Estimated Annual	Complex Paid To
Name of Person / Position	From Fund	of Funds Expenses	Benefits upon Retirement	Trustees (*)

John Akard, Jr., Trustee	$11,714.39	$0	$0	$11,714.39 (1)

Kathleen Kelly, Trustee	$11,714.39	$0	$0	$11,714.39 (1)

Jack Ewing, Trustee	$13,552.62	$0	$0	$13,552.62 (1)

*	Company does not pay deferred compensation.

(1)	The “Fund Complex” consists of the Trust, which is comprised of the Funds described in this Statement of Additional Information.

GLOBAL FUND

				Total Compensation
		Pension or Retirement	Estimated Annual	From Fund and Fund
	Aggregate Compensation	Benefits Accrued As Part	Benefits upon	Complex Paid To
Name of Person / Position	From Fund	of Funds Expenses	Retirement	Trustees (*)

John Akard, Jr., Trustee	$8,336.13	$0	$0	$8,336.13 (1)

Kathleen Kelly, Trustee	$8,336.13	$0	$0	$8,336.13 (1)

Jack Ewing, Trustee	$9,646.73	$0	$0	$9,646.73 (1)

*	Company does not pay deferred compensation.

(1)	The “Fund Complex” consists of the Trust, which is comprised of the Funds described in this Statement of Additional Information.

REAL ESTATE SECURITIES FUND

				Total Compensation
		Pension or Retirement	Estimated Annual	From Fund and Fund
	Aggregate Compensation From	Benefits Accrued As	Benefits upon	Complex Paid To
Name of Person / Position	Fund	Part of Funds Expenses	Retirement	Trustees (*)

John Akard, Jr., Trustee	$4,830.77	$0	$0	$4,830.77 (1)

Kathleen Kelly, Trustee	$4,830.77	$0	$0	$4,830.77 (1)

Jack Ewing, Trustee	$5,590.79	$0	$0	$4,830.77 (1)

*	Company does not pay deferred compensation.

(1)	The “Fund Complex” consists of the Trust, which is comprised of the Funds described in this Statement of Additional Information.

Members of the Board of Trustees who are employees of the Advisor or its affiliates receive no direct compensation from the Funds, although they are compensated as employees of the Advisor, or its affiliates, and as a result may be deemed to participate in fees paid by each Fund. However, directors, officers or employees of the Advisor or the Fund’s administrator, Citi Fund Services Ohio, Inc. (the “Administrator”) will be reimbursed for the travel expenses (or an appropriate portion thereof) relating to attendance at meetings of the Board of Trustees or any of its committees.

Portfolio Managers

The Advisor has provided the Trust with the following information regarding each portfolio manager identified in the prospectus. The table below lists the number of other accounts managed by each such portfolio manager as of October 31, 2009 within each of three categories: (A) registered investment companies, (B) other pooled investment vehicles, and (C) other accounts; as well as the total assets in the accounts managed within each category. For each category, the table also lists the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account. Below the table, the Advisor has provided a description of any material conflicts of interest that may arise in connection with each portfolio manager’s management of the Funds’ investments, on the one hand, and the investments of the other accounts, on the other. The Advisor has also provided a description of the structure of, and the method used to determine, the portfolio managers’ compensation as of October 31, 2009.

Accounts Managed

		Accounts with respect to which		Accounts with respect to which
		the advisory fee is based on the		the advisory fee is not based on
	Other Accounts Managed	performance of the account		the performance of the account

		Number of	Total Assets	Number of	Total Assets in
Name of Portfolio		Accounts in	in Accounts	Accounts in	Accounts in
Manager	Category of Account	Category	in Category	Category	Category
Robert W. Scharar	Registered Investment Companies	0	$0	0	$0
	Other Pooled Investment Vehicles	0	$0	2	$28,956,850
	Other Accounts	0	$0	155	$135,978,763

Wesley Yuhnke	Registered Investment Companies	0	$0	0	$0
	Other Pooled Investment Vehicles	0	$0	0	$0
	Other Accounts	0	$0	0	$0

Carlos Rubio	Registered Investment Companies	0	$0	0	$0
	Other Pooled Investment Vehicles	0	$0	0	$0
	Other Accounts	0	$0	0	$0

Ronald Manning	Registered Investment Companies	0	$0	0	$0
	Other Pooled Investment Vehicles	0	$0	0	$0
	Other Accounts	0	$0	0	$0

Material Conflicts of Interest

Actual or apparent conflicts of interest may arise in connection with the day-to-day management of the Funds and other accounts. The management of the Funds and other accounts may result in unequal time and attention being devoted to the Funds and other accounts. In addition, potential conflicts of interest may arise where another account has the same investment objective as one or more of the Funds, whereby a portfolio manager could favor one account over another. Further, a potential conflict could include a portfolio manager’s knowledge about the size, timing and possible market impact of Fund trades. The portfolio manager could use this information to the advantage of other accounts and to the disadvantage of the Fund. These potential conflicts of interest could create the appearance that a portfolio manager is favoring one investment vehicle over another. However, the Advisor is not aware of any material conflicts of interest that exist in connection with the portfolio managers’ management of the portfolio and the investments of the other accounts included in the table above.

Compensation

The individuals involved in managing the Funds are compensated using the same methodology that applies to other employees of the Advisor. Employees receive a salary and health benefits, and may participate in a retirement plan upon meeting eligibility requirements. Individual bonuses are given based on a number of qualitative and quantitative factors. These factors include the completion of individual goals and objectives, judgment, communications skills, innovation and teamwork, and the adviser’s profitability and revenues. Years of experience and level of responsibility also are factors in determining a potential bonus. This bonus is not tied directly to the performance of a Fund’s portfolio or to the performance of the other accounts included in the table above, i.e., there is no performance bonus.

Security Ownership

The following table shows the dollar range of equity securities of the Funds beneficially owned by the Portfolio Managers as of October 31, 2009.

Portfolio Manager	Japan	Australia/New Zealand	Global Fund	Real Estate Securities Fund
Robert W. Scharar	$100,001-$500,000	$100,001-$500,000	$100,001-$500,000	$100,001-$500,000
Wesley R. Yuhnke	$1-$10,000	$1-$10,000	$1-$10,000	$1-$10,000
Carlos Rubio	$0	$0	$0	$0
Ronald Manning	$0	$0	$1-$10,000	$0

CODE OF ETHICS

The Trust, the Advisor, the Distributor and the Administrator each have adopted Codes of Ethics. These codes prohibit certain investments by their respective personnel subject to the codes in securities that may be purchased or held by the Fund. The Fund has also adopted a Code of Ethics for its Principal Executive Officers and Principal Financial Officers.

PROXY VOTING POLICIES

The Boards of Trustees of the Trust have reviewed and adopted a proxy voting policy (the “Fund Proxy Policy”), pursuant to which the Trustees have delegated proxy voting responsibility to the Advisor. In the event of a conflict between the interest of Fund Shareholders and the Advisor, the Advisor will not exercise the delegated authority and will delegate such authority to the Chairman of the Audit/Compliance Committee. The Advisor shall make the economic best interest to Fund Shareholders its primary advisory consideration when voting proxies of the companies held in Fund accounts. The Advisor will vote, as a rule, only on matters which clearly have an economic impact and only when it is reasonably feasible to evaluate the proposal and cast an informed vote by the Advisor in accordance with the “Fund Proxy Policy”, found in it’s entirety in Appendix B.

In general, the Funds’ Proxy Policy is designed to promote accountability of a company’s management to its shareholders and to align the interests of management with those of its shareholders. The Advisor will generally vote with company management on matters related to corporate administration which are not expected to have a significant economic impact on the company or its shareholders and on matters regarding the domicile of the company. On any matter, the Advisor may take management’s proposals under advisement and will consider each matter in light of the guidelines set forth in the Funds’ Proxy Policy.

The Advisor may abstain from voting from time to time where it determines the costs and time required or other factors associated with voting a proxy outweighs the benefits derived from exercising the right to vote. Any material changes to the proxy policies and procedures will be submitted to the Board of Trustees of the Trust for approval.

The Trust is required to file a Form N-PX, with its complete proxy voting record for each 12 month period ended June 30. The Trust’s Form N-PX filing is available without charge, upon request, by calling the Funds’ Distributor’s toll-free number, (888) 345-1898, and at the SEC’s website at www.sec.gov.

INVESTMENT ADVISORY AGREEMENT

The Trust has entered into four separate Investment Advisory Agreements, on behalf of its four separate Funds (the Japan Fund, the Australia/New Zealand Fund, the Global Fund and the Real Estate Securities Fund) with the Advisor (each an “Advisory Agreement”). The Advisor manages the investment of the Funds’ assets and places orders for the purchase and sale of their portfolio securities. In connection with its responsibilities, the Advisor provides the Funds with research, analysis, advice, and economic and statistical data and judgments involving individual investments, general economic conditions and trends, and long-range investment policy.

The Advisor is controlled by Robert W. Scharar, the President of the Funds and the principal stockholder of the Advisor’s parent company, First Commonwealth Holding Company.

Under the Advisory Agreements, each Fund pays to the Advisor as compensation for the services rendered by it a fee, calculated daily and payable monthly, equal to an annual rate of 0.75% of the average net assets of each Fund. During the fiscal years ended October 31, 2009, 2008 and 2007 the Funds paid investment advisory fees (net of reimbursement of advisory fees related to investment in affiliated Funds for fiscal year ended for the fiscal year ended October 31, 2007, of $6,444 for the Global Fund; for the fiscal year ended October 31, 2008, of $3,495 for the Global Fund; and for the fiscal year ended October 31, 2009, the Global Fund had no affiliated Funds) as follows:

		AUSTRALIA/ NEW		REAL ESTATE
	JAPAN FUND	ZEALAND FUND	GLOBAL FUND	SECURITIES FUND
October 31, 2009	$34,893	$150,969	$99,077	$56,915
October 31, 2008	$51,982	$268,681	$176,385	$97,959
October 31, 2007	$62,861	$305,235	$193,940	$115,829

The Advisory Agreements also provide that the Advisor shall not be liable to a Fund for any errors or losses unless such errors or losses result from willful misfeasance, bad faith, gross negligence or reckless disregard of the Advisor’s duties under the Advisory Agreement.

The Advisory Agreements for the Funds may be continued from year to year if specifically approved at least annually (a) by the Board of Trustees of the Trust or by vote of a majority of the Funds Shares and (b) by the affirmative vote of a majority of the Trustees who are not parties to the agreement or interested persons of any such party by votes cast in person at a meeting called for such purpose. The Advisory Agreements provide that it shall terminate automatically in the event of its assignment (as such term is defined in the 1940 Act) and that it may be terminated without penalty by either party on 60 days written notice.

The Advisor shall not be required to pay any expenses of the Fund, other than those specifically allocated to the Advisor pursuant to the agreement. In particular, but without limiting the generality of the foregoing, the Advisor shall not be responsible, except to the extent of the reasonable compensation of the Fund’s employees that are Trustees, officers or employees of the Advisor whose services may be involved, for the following expenses of the Fund: organization and certain offering expenses of the Fund (including out-of-pocket expenses, but not including the Advisor’s overhead and employee costs); fees payable to the Advisor and to any other expenses; interest expenses; telephone, telex, facsimile, postage and other communications expenses; taxes and governmental fees; fees, dues and expenses incurred by or with respect to the Fund in connection with membership in investment company trade organizations; cost of insurance relating to fidelity coverage for the Fund’s officers and employees, fees and expenses of the Administrator or of any custodial, sub custodian, transfer agent, registrar, or dividend disbursing agent of the Fund; payments to the Administrator for maintaining the Fund’s financial books and records; other payments for portfolio pricing or valuation services to pricing agents, accountants, bankers and other specialists, if any; expenses of preparing Share certificates and, except as provided below, other expenses in connection with the issuance, offering, distribution or sale of securities issued by the Fund; expenses relating to investor and public relations; expenses of registering and qualifying Shares of the Fund for sale; freight, insurance and other charges in connection with the shipment of the Fund’s portfolio securities; brokerage commissions or other costs of acquiring or disposing of any portfolio securities or other assets of the Fund, or of entering into other transactions or engaging in any investment practices with respect to the Fund; expenses of printing and distributing prospectuses, Statements of Additional Information, reports, notices and dividends to Shareholders; costs of stationery; any litigation expenses; costs of Shareholders and other meetings; the compensation and all expenses (specifically including travel expenses relating to the Trust business) of Trustees, officers and employees of the Trust who are not interested persons of the Advisor or Administrator; and travel expenses (or an appropriate portion thereof) of Trustees and officers of the Trust who are Trustees, officers or employees of the Advisor or the Administrator to the extent that such expenses relate to attendance at meetings of the Board of Trustees of the Trust or any committees thereof or Advisors thereto.

The Advisor shall not be required to pay expenses of any activity which is primarily intended to result in sales of Shares of the Fund if and to the extent that (i) such expenses are assumed or required to be borne by the Fund’s Distributor or some other party, or (ii) the Trust on behalf of the Fund shall have adopted a plan in conformity with Rule 12b-1 under the 1940 Act providing that the Fund (or some other party) shall assume some or all of such expenses. The Advisor shall be required to pay such of the foregoing sales expenses as are not assumed or required to be paid by the Distributor or some other party or are not permitted to be paid by the Fund (or some other party) pursuant to such a plan.

ADMINISTRATIVE SERVICES

The Administrator, located at 3435 Stelzer Road, Columbus, Ohio 43219, serves as administrator and transfer agent for the Trust and also provides fund accounting services to the Trust pursuant to a Master Services Agreement dated as of November 1, 2006 (the “Master Services Agreement”). As administrator, the Administrator assists in supervising all operations of the Trust and has agreed to maintain office facilities; furnish statistical and research data, clerical, certain bookkeeping services and stationery and office supplies; prepare the periodic reports to the SEC on Form N-SAR or any replacement forms therefor; compile data for, assist the Trust or its designee in the preparation of, and file all of the Trust’s federal and state tax returns and required tax filings other than those required to be made by the Custodian; prepare compliance filings pursuant to state securities laws with the advice of the Trust’s counsel; assist to the extent requested by the Trust with the Trust’s preparation of its Annual and Semi-Annual Reports to Shareholders and its Registration Statement (on Form N-1A or any replacement therefor); compile data for, prepare and file timely Notices to the SEC required pursuant to Rule 24f-2 under the 1940 Act; keep and maintain the financial accounts and records of the Trust, including calculation of daily expense accruals; and generally assist in all aspects of the Trust’s operations. Prior to its acquisition by a subsidiary of Citigroup Inc. on August 1, 2007, the Administrator was known as BISYS Fund Services Ohio, Inc.

The Administrator also serves as transfer agent for the Trust pursuant to the Master Services Agreement. Pursuant to such agreement, the Administrator, as the transfer agent, among other things, performs the following services in connection with the Trust’s Shareholders of record: maintenance of Shareholder records for the Trust’s Shareholders of record; processing Shareholder purchase and redemption orders; processing transfers and exchanges of Shares of each Fund on the Shareholder files and records; processing dividend payments and reinvestments; and assistance in the mailing of Shareholder reports and proxy solicitation materials.

In addition, the Administrator provides certain fund accounting services to the Trust pursuant to the Master Services Agreement. Under the Master Services Agreement, the Administrator maintains the accounting books and records for the Trust, including journals containing an itemized daily record of all purchases and sales of portfolio securities, all receipts and disbursements of cash and all other debits and credits, general and auxiliary ledgers reflecting all asset, liability, reserve, capital, income and expense accounts, including interest accrued and interest received, and other required separate ledger accounts; maintains a monthly trial balance of all ledger accounts; performs certain accounting services for the Trust, including calculation of the net asset value per Share, calculation of the dividend and capital gain distributions, if any, and of yield, reconciliation of cash movements with the Custodian, affirmation to the Custodian of all portfolio trades and cash settlements, verification and reconciliation with the Custodian of all daily trade activity; provides certain reports; obtains dealer quotations, prices from a pricing service or matrix prices on all portfolio securities in order to mark the portfolio to the market; and prepares an interim balance sheet, statement of income and expense, and statement of changes in net assets for each Fund.

The Administrator receives a fee from the Trust for its services provided under the Master Services Agreement and expenses assumed pursuant to the Master Services Agreement that is calculated daily and paid periodically based upon the amount of each Fund’s average daily net assets, subject to an annual aggregate minimum of $350,000, subject to various adjustments. The Administrator also receives specific fees for individual services performed under the Agreement.

Unless sooner terminated as provided therein, the Master Services Agreement’s term expires on October 31, 2011 (the “Initial Term”). The Master Services Agreement thereafter shall be renewed automatically for successive one-year terms (“Rollover Periods”). The Agreement may be terminated only (i) upon written notice given by the non-renewing party to the other party at least 90 days prior to the end of the Initial Term or any Rollover Period, (ii) upon mutual agreement of parties to the Agreement, or (iii) for cause (as defined in the Agreement) by the party alleging cause on not less than 60 days notice.

The Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or any loss suffered by the Trust in connection with the matters to which the Master Services Agreement relates, except a loss resulting from willful misfeasance, bad faith, or negligence in the performance of its duties, or from the reckless disregard by the Administrator of its obligations and duties thereunder.

Prior to November 1, 2006, administrative services were performed by Matrix Capital Group, Inc. (the “Prior Administrator”). The Prior Administrator was paid $20,000 per month plus certain expenses. The fee was allocated to the Funds based on the net assets of each Fund measured on a daily basis.

DISTRIBUTOR AND DISTRIBUTION PLANS

The Distributor, located at 10 High Street, Suite 302, Boston, MA 02110, serves as the principal underwriter for each of the Fund’s Shares pursuant to a Distribution Agreement (the “Distribution Agreement”). As a result of a change in control at the Distributor on March 31, 2009, the original Distribution Agreement between the Trust and the Distributor automatically terminated. As a result, the Trust, on behalf of the Funds, executed a new Distribution Agreement with the Distributor upon substantially similar terms to become effective upon the change in control. From February 26, 2007 to July 31, 2007, BISYS Fund Services, Limited Partnership (“BISYS”), located at 3435 Stelzer Road, Columbus, Ohio 43219, served as the principal underwriter of each of the Fund’s Shares pursuant to a Distribution Agreement dated as of February 26, 2007. Prior to February 26, 2007, Matrix Capital Group, Inc. (“Matrix” and together with BISYS, the “Prior Distributors”), located at 335 Madison Avenue, 11th Floor, New York, NY 10017, acted as the principal underwriter.

Unless otherwise terminated, the Distribution Agreement will continue in effect for successive annual periods if, as to the Trust, such continuance is approved at least annually (i) by the Trust’s Board of Trustees or by the vote of a majority of the outstanding Shares of the Trust, and (ii) by the vote of a majority of the Trustees of the Trust who are not parties to the Distribution Agreement or interested persons (as defined in the 1940 Act) of any party to the Distribution Agreement, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement may be terminated in the event of any “assignment”, as that term is defined in the 1940 Act. The Distributor is obligated to sell the Shares of the Funds on a best efforts basis only against purchase orders for the Shares. Shares of the Funds are offered to the public on a continuous basis.

The Distributor enters into selling agreements with intermediaries that solicit orders for the sale of Shares, advertises and pays the costs of advertising, office space and the personnel involved in such activities. The Distributor receives annual compensation of $20,000 under the Distribution Agreement with the Trust. The Distributor has entered into a Distribution Services Agreement with the Advisor in connection with the Distributor’s services as distributor of the Trust pursuant to which the Advisor undertakes to pay the Distributor amounts owed to the Distributor under the terms of the Distribution Agreement to the extent that the Trust is not otherwise authorized to make such payments.

For the fiscal years ended October 31, 2009, 2008 and 2007, the Distributor and Prior Distributors received no underwriting commissions. For the fiscal year ended October 31, 2009, the Trust paid the Distributor the $20,000.

Each Fund has adopted, a Service and Distribution Plan (each a “Plan”) pursuant to Rule 12b-1 of the 1940 Act. Each Plan is a type of plan known as a “reimbursement” plan because payments are made by the Fund in connection with the reimbursement of certain expenditures made by the Distributor. While the Plans permit each Fund to pay up to 0.35% of its average daily net assets to reimburse certain expenses in connection with the distribution of its Shares and provision of certain services to Shareholders, it is the intention of the Board of Trustees that the Funds currently only pay out 0.25% under each Plan. If the Trustees’ intentions change on this matter, the Fund will amend or supplement the Prospectus. Out of the foregoing amount, each Fund is permitted to pay up to an aggregate of 0.25% of its average daily net assets to reimburse for certain Shareholder services. As required by Rule 12b-1, each Fund’s Plan was approved by a vote of the Fund’s Board of Trustees, and by a vote of the Trustees who are not “interested persons” of the Fund as defined under the 1940 Act and have no direct or indirect interest in the operation of the Plan or any agreements related to the Plan (the “Plan Trustees”). As is also required by Rule 12b-1, the Board of Trustees reviews quarterly reports prepared on the amounts expended and the purposes for the expenditures. For the fiscal year ending October 31, 2009, the Funds paid 12b-1 fees relating to the following types of activities:

Japan Fund
Activity	Amount	Allocation
Advertising/Marketing	$0	0.00%
Printing and Mailing prospectus to potential investors	$0	0.00%
Compensation to Underwriter	$0	0.00%
Compensation to Broker-Dealers	$8,759	80.23%
Compensation to Sales Personnel	$0	0.00%
Interest, carrying, or other financing charges	$0	0.00%
Other	$2,158	19.77%

Australia/New Zealand Fund
Activity	Amount	Allocation
Advertising/Marketing	$0	0.00%
Printing and Mailing prospectus to potential investors	$0	0.00%
Compensation to Underwriter	$0	0.00%
Compensation to Broker-Dealers	$41,591	82.06%
Compensation to Sales Personnel	$0	0.00%
Interest, carrying, or other financing charges	$0	0.00%
Other	$9,092	17.94%

Global Fund
Activity	Amount	Allocation
Advertising/Marketing	$0	0.00%
Printing and Mailing prospectus to potential investors	$0	0.00%
Compensation to Underwriter	$0	0.00%
Compensation to Broker-Dealers	$26,917	81.44%
Compensation to Sales Personnel	$0	0.00%
Interest, carrying, or other financing charges	$0	0.00%
Other	$6,134	18.56%

Real Estate Securities Fund
Activity	Amount	Allocation
Advertising/Marketing	$0	0.00%
Printing and Mailing prospectus to potential investors	$0	0.00%
Compensation to Underwriter	$0	0.00%
Compensation to Broker-Dealers	$15,555	81.45%
Compensation to Sales Personnel	$0	0.00%
Interest, carrying, or other financing charges	$0	0.00%
Other	$3,542	18.55%

The Plan Trustees expect that each Plan will enhance each Fund’s ability to expand distribution of its Shares. It is also anticipated that an increase in the size of the Funds will facilitate more efficient portfolio management and assist each Fund in seeking to achieve its investment objective.

Each Plan and any related agreements may be terminated at any time by a vote of the Plan Trustees or by a vote of a majority of each Fund’s outstanding voting securities. As required by Rule 12b-1, selection and nomination of the Independent Trustees for the Trust is committed to the discretion of the Independent Trustees.

Any change in a Plan that would materially increase the distribution expenses of the Fund requires Shareholder approval, but otherwise, a Plan may be amended by the Plan Trustees, including a majority of the Independent Trustees.

Each Plan will continue in effect for successive one year periods provided that such continuance is specifically approved by a majority of the Plan Trustees, including a majority of the Independent Trustees. In compliance with the Rule, the Plan Trustees, in connection with both the adoption and continuance of each Plan, requested and evaluated information they thought necessary to make an informed determination of whether each Plan and any related agreements should be implemented, and they concluded, in the exercise of their reasonable business judgment and in light of their fiduciary duties, that there is a reasonable likelihood that each Plan and the related agreements will benefit each Fund and its Shareholders.

The Distributor may enter into, from time to time, agreements with selected dealers pursuant to which such dealers will provide certain services in connection with the distribution of each Fund’s Shares including, but not limited to, those discussed above.

PORTFOLIO TRANSACTIONS AND BROKERAGE

The Advisor is responsible for decisions to buy and sell securities for each Fund and for the placement of its portfolio business and the negotiation of the commissions paid on such transactions. In over-the-counter transactions, orders are placed directly with a principal market maker unless it is believed that a better price and execution can be obtained by using a broker. Except to the extent that a Fund may pay higher brokerage commissions for brokerage and research services (as described below) on a portion of its transactions executed on securities exchanges, the Advisor seeks the best security price at the most favorable commission rate. In selecting dealers and in negotiating commissions, the Advisor considers the firm’s reliability, the quality of its execution services on a continuing basis and its financial condition. When more than one firm is believed to meet these criteria, preference may be given to firms that also provide research services to the Fund or the Advisor.

Section 28(e) of the Securities Exchange Act of 1934 (“Section 28(e)”) permits an investment advisor, under certain circumstances, to cause an account to pay a broker or dealer who supplies brokerage and research services a commission for effecting a securities transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction. Brokerage and research services include (a) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts, and (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody).

The Trust’s Board of Trustees has authorized the Advisor to cause each Fund to incur brokerage commissions in an amount higher than the lowest available rate in return for research services provided to the Advisor that provide lawful and appropriate assistance to the Advisor in the performance of its decision-making responsibilities. The Advisor is of the opinion that the continued receipt of supplemental investment research services from dealers is essential to its provision of high quality portfolio management services to the Funds. The Advisor undertakes that such higher commissions will not be paid by a Fund unless (a) the Advisor determines in good faith that the amount is reasonable in relation to the services in terms of the particular transaction or in terms of the Advisor’s overall responsibilities with respect to the accounts as to which it exercises investment discretion, (b) such payment is made in compliance with the provisions of Section 28(e) and other applicable State and Federal laws and regulations, and (c) in the opinion of the Advisor, the total commissions paid by each Fund are reasonable in relation to the expected benefits to each Fund over the long term. The investment advisory fee paid by each Fund under the Advisory Agreements is not reduced as a result of the Advisor’s receipt of research services.

The Advisor may not give consideration to sales of Shares of the Funds as a factor in the selection of brokers and dealers to execute portfolio transactions. However, the Advisor may place Fund transactions with brokers or dealers that promote or sell each Fund’s Shares so long as such placements are made pursuant to policies approved by the Board of Trustees that are designed to ensure that the selection is based on the quality of the broker’s execution and not on its sales efforts.

The Advisor places portfolio transactions for other advisory accounts. Research services furnished by firms through which a Fund effects its securities transactions may be used by the Advisor in servicing all of its accounts; not all of such services may be used by the Advisor in connection with the Fund. In the opinion of the Advisor, the benefits from research services to each of the accounts (including the Funds) managed by the Advisor cannot be measured separately. Because the volume and nature of the trading activities of the accounts are not uniform, the amount of commissions in excess of the lowest available rate paid by each account for brokerage and research services will vary. However, in the opinion of the Advisor, such costs to a Fund will not be disproportionate to the benefits received by the Fund on a continuing basis.

The Advisor seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities by a Fund and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to a Fund. In making such allocations among a Fund and other advisory accounts, the main factors considered by the Advisor are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and opinions of the persons responsible for recommending the investment.

During the fiscal years ended October 31, 2009, 2008 and 2007, the Funds paid brokerage commissions on portfolio trades as set forth below.

Fund	2009	2008	2007
Japan Fund	$7,861	$3,461	$1,120
Australia/New Zealand Fund	$35,142	$48,633	$41,388
Global Fund	$11,910	$10,600	$6,772
Real Estate Securities Fund	$7,460	$6,839	$6,214

POLICY AND PROCEDURES FOR DISSEMINATION OF PORTFOLIO HOLDINGS

It is the policy of the Funds and their affiliates not to disclose portfolio holdings before such information is publicly disclosed to any outside parties, including individual investors, institutional investors, intermediaries, third party service providers to the Funds, rating and ranking organizations, and affiliated persons of the Funds, unless such disclosure is consistent with a Fund’s legitimate business purpose and the recipients are subject to a duty of confidentiality. The Funds have determined that disclosure is only permissible: (i) as required by law; (ii) to certain mutual fund rating and ranking organizations; and, (iii) to certain third party service providers to the Funds with a specific business reason to know the portfolio holdings of the Funds. Disclosure to mutual fund rating and ranking organizations is permitted on a quarterly basis, sixty-days following the holdings as of date. Certain regulatory filings require the Funds to disclose certain securities held in the Fund prior to this 60-day lag.

Officers of the Trust may authorize disclosure of the Funds’ portfolio securities in accordance with this policy only to mutual fund rating and ranking organizations, such as Lipper or Morningstar, or to certain third party service providers of the Funds, such as the Custodian, Administrator, and the Funds’ legal counsel, independent public accountant, and financial printer. The Trust’s Board has reviewed this policy and has designated the Trust’s chief compliance officer to be responsible for monitoring compliance with the policy. In consultation with the chief compliance officer, the Board reviews the Funds’ portfolio holdings disclosure policy and procedures annually to determine their effectiveness and to adopt changes as necessary.

Neither the Fund nor any affiliate may receive any compensation or consideration for the disclosure of the portfolio holdings, although usual and customary compensation may be paid in connection with a service delivered, such as custodial services.

Pursuant to the Custodian Agreement between the Trust and the Custodian, each Fund employs the Custodian as the custodian of its assets. The Custodian creates and maintains all records relating to each Fund’s activities and supplies each Fund with a daily tabulation of the securities it owns and that are held by the Custodian. Pursuant to the Custodian Agreement, the Custodian agrees it receives reasonable compensation for its services and expenses as custodian.

Following authorization by an officer of the Trust , the legal and compliance department of the Advisor or the Funds’ chief compliance officer must approve the disclosure of the Fund’s portfolio holdings to ensure that the disclosure is in the best interest of Fund Shareholders and that no conflict of interest exists between the Shareholders and the Funds or the Advisor.

HOW TO BUY AND REDEEM SHARES

Shares of the Funds are sold in a continuous offering without a sales charge and may be purchased on any business day through authorized dealers, including the Distributor. Certain broker-dealers assist their clients in the purchase of Shares from the Distributor and charge a fee for this service in addition to a Fund’s public offering price.

After an order is received by the Distributor, Shares will be credited to a stockholder’s account at the net asset value next computed after an order is received. See “Determination of Net Asset Value.” Initial purchases must be at least $200.00; however, this requirement may be waived by the Distributor for plans involving continuing investments. There is no minimum for subsequent purchases of Shares. No stock certificates representing Shares purchased will be issued. The Funds’ management reserves the right to reject any purchase orders if, in its opinion, it is in a Fund’s best interest to do so. See “Buying and Selling Shares” in the prospectus.

Generally, Shareholders may require the Fund to redeem their Shares by sending a written request, signed by the record owner(s), to the Fund at the following address:

Commonwealth International Series Trust
[Name of Fund]
PO Box 182608
Columbus, OH 43218-2608

In addition, certain expedited redemption methods are available. Accounts having a balance of less than $200.00 may be redeemed by a Fund in its sole discretion. (See “Buying and Selling Shares” in the prospectus.)

Redemptions in Kind.

Although the Funds generally intend to pay redemption proceeds solely in cash, the Funds reserve the right to determine, in their sole discretion, whether to satisfy redemption requests by making payment in securities or other property (known as a redemption in kind). For instance, a Fund may make a redemption in kind if a cash redemption would disrupt its operations or performance. Securities that will be delivered as payment in redemptions in kind will be valued using the same methodologies that the Fund typically utilizes in valuing such securities. Shareholders receiving such securities are likely to incur transaction and brokerage costs on their subsequent sales of such securities, and the securities may increase or decrease in value until the shareholder sells them. The Trust, on behalf of the Funds, has made an election under Rule 18f-1 under the 1940 Act (a “Rule 18f-1 Election”), and therefore, the Trust, on behalf of a Fund, is obligated to redeem for cash all shares presented to such Fund for redemption by any one shareholder in an amount up to the lesser of $250,000 or 1% of that Fund’s net assets in any 90-day period. The Rule 18f-1 Election is irrevocable while Rule 18f-1 under the 1940 Act is in effect unless the SEC by order permits withdrawal of such Rule 18f-1 Election.

DETERMINATION OF NET ASSET VALUE

The purchase and redemption price of the Shares of each Fund is each Fund’s Net Asset Value (“NAV”) per Share determined after your order is received by the Fund. Unless a redemption fee is applied, the Fund pays you the full Share price when you sell Shares. The Funds impose a redemption fee on sales of Shares held fourteen (14) calendar days or less. See the “Redemption Fees” section for more information. In the case of Shares purchased or sold through intermediaries, such intermediary may charge fees that are in addition to those described in this prospectus.

The NAV of the Fund is determined once daily, normally at the close of business of the New York Stock Exchange (“NYSE”), generally 4:00 p.m. Eastern time, and reflects the fair value of the Fund’s aggregate assets less its liabilities. On occasion, the NYSE closes before 4:00 p.m. Eastern time. When that happens, purchase orders received after the NYSE closes will be effective the following business day. Assets and liabilities denominated in foreign currencies are translated into U.S. currency using an exchange rate obtained from an independent third party. With respect to securities that are primarily listed on foreign exchanges, the value of the Fund’s portfolio securities may change on days when you will not be able to purchase or sell your Shares.

Each Fund’s assets are valued primarily on the basis of market quotations or official closing prices or, if there is no recent last sales price available, reference is made to at the last current bid and ask quotation in the principal market in which the securities are normally traded. Equity securities that are traded on the NASDAQ National Market System, for which quotations are readily available, are valued at the official closing price. If the Funds determine that market quotations or official closing prices are not readily available or do not accurately reflect the fair value for a security, the fair value of the security or securities will be determined in accordance with procedures established by the Board of Trustees. These procedures generally provide for using prices provided by an independent fair value service.

Debt securities are priced either by using a market quotation or an independent pricing service. The pricing service may use a pricing model. Generally, debt instruments with maturities of less than 60 days (short-term debt) are valued at amortized cost or original cost plus interest, which approximates current value.

With respect to any portion of a Fund’s assets that is invested in one or more open-end investment management companies that are registered under the 1940 Act, the Fund’s net asset value is calculated based upon the net asset values of the registered open-end management investment companies in which the Fund invests. These Funds’ prospectuses explain the circumstances under which the Funds may use fair value pricing and the effects of using fair value pricing.

Fair Value Pricing. The assets of the Fund are valued at fair value as determined in good faith by or under the direction of the Board of Trustees The Board of Trustees has delegated the responsibility of making fair value determinations to the Advisor, subject to the Funds’ pricing policies. When pricing determinations are made, when no market quotations are available or when market quotations have become unreliable, the prices of securities used by a Fund to calculate its NAV may differ from quoted or published prices for the same securities. All fair value determinations are made subject to the Board’s oversight.

Events affecting the value of foreign securities or instruments occur between the time at which they are determined and the close of trading on the NYSE. Such events would not normally be reflected in the calculation of a Fund’s NAV on that day. If events that materially affect the value of a Fund’s foreign investments occur during such period, the investments will be valued at their fair value as described above.

Redemption Fees. Redemption Fee Assessment. A short-term trading redemption fee will be imposed (subject to limited exceptions described herein) on any Fund Shares that are sold (by redemption, whether voluntary or involuntary, or exchange) within fourteen (14) calendar days of their purchase. This redemption fee will equal 2.00% of the amount sold. Shares held for the longest period of time will be treated as being sold first and Shares held for the shortest period of time as being sold last. This fee is calculated on the value of the Shares being sold and will be collected (subject to limited exceptions described herein) by deduction from the sale proceeds or, if assessed after the sale transaction, by billing you.

Unlike a sales charge or load paid to a broker or fund management company, this redemption fee is paid to the Fund. The fee is paid to the Fund to offset costs associated with short-term trading, such as portfolio transaction and administrative costs. Based on the frequency of redemption fees assessed against your account in the Fund and/or in your other Funds’ accounts, the Advisor or transfer agent may, in its sole discretion, determine that your trading activity is detrimental to the Funds, as described in the Funds’ “Abusive Trading Policy” section, and elect to reject or limit the amount, number, frequency or method available to you for requesting future (i) purchases into Funds and/or (ii) exchanges or redemptions out of the Funds.

Redemptions Through Financial Intermediaries. As an investor in the Funds you are subject to the 2.00% short-term trading redemption fee whether you are investing directly through the Distributor or you are investing in the Fund through a financial intermediary such as a broker-dealer, a bank, an insurance company separate account, an investment advisor, or an administrator or trustee of an IRS recognized tax-deferred savings plan such as a 401(k) retirement plan or a 529 college savings plan that maintains an Omnibus Account with the Fund for trading on behalf of its customers or Participants.

Waiver/Exceptions/Changes. The Funds will waive the fee on redemptions of: (i) Shares acquired by reinvestment of dividends or other distributions of the Funds; (ii) Shares held in an account of certain qualified retirement plans; and (iii) in special circumstances, if the Administrator determines that imposition of the fee would be inequitable or not in the best interests of the Fund’s Shareholders.

Limitations on Collection. The Funds may have limitations in their ability to assess or collect the redemption fee on all Shares redeemed by Fund investors serviced by financial intermediaries on behalf of their customers. There are no assurances that the Funds will successfully identify all Shareholders of intermediaries or that intermediaries will properly assess redemption fees. For example, where a financial intermediary is not able or willing to determine if the redemption fee applies and/or is not able to assess or collect the fee, or omits to collect the fee at the time of redemption, the Funds may not be able to recover the redemption fees. Further, if Fund Shares are redeemed by a financial intermediary at the direction of its customer(s), the Funds may not know: (1) whether a redemption fee is applicable; and/or (2) the identity of the customer who should pay the redemption fee.

TAXES

The following discussion is a summary of certain U.S. federal income tax considerations affecting each Fund and its Shareholders. The discussion reflects applicable federal income tax laws of the U.S. as of the date of this SAI, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service (the “IRS”), possibly with retroactive effect. No attempt is made to present a detailed explanation of all U.S. income, estate or gift tax, or foreign, state or local tax concerns affecting each Fund and its Shareholders (including Shareholders owning large positions in a Fund). The discussion set forth herein does not constitute tax advice. Investors are urged to consult their own tax advisers to determine the tax consequences to them of investing in a Fund.

In addition, no attempt is made to address tax concerns applicable to an investor with a special tax status such as a financial institution, real estate investment trust, insurance company, regulated investment company (“RIC”), individual retirement account, other tax-exempt entity, dealer in securities or non-U.S. investor. Furthermore, this discussion does not reflect possible application of the alternative minimum tax (“AMT”). Unless otherwise noted, this discussion assumes Shares of each Fund are held by U.S. Shareholders and that such Shares are held as capital assets.

A U.S. Shareholder is a beneficial owner of Shares of a Fund that is for U.S. federal income tax purposes:

•	a citizen or individual resident of the United States (including certain former citizens and former long-term residents);
•
a corporation or other entity treated as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any state thereof or the District of Columbia;

•	an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or
•
a trust with respect to which a court within the United States is able to exercise primary supervision over its administration and one or more U.S. Shareholders have the authority to control all of its substantial decisions or the trust have made a valid election in effect under applicable Treasury regulations to be treated as a U.S. person.

A “Non-U.S. Shareholder” is a beneficial owner of Shares of a Fund that is an individual, corporation, trust or estate and is not a U.S. Shareholder. If a partnership (including any entity treated as a partnership for U.S. federal income tax purposes) holds Shares of a Fund, the tax treatment of a partner in the partnership will generally depends upon the status of the partner and the activities of the partnership. A prospective Shareholder who is a partner of a partnership holding Fund Shares should consult its tax advisors with respect to the purchase, ownership and disposition of its Fund Shares.

Taxation as a RIC

Each Fund intends to qualify and remain qualified as a RIC under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). Each Fund will qualify as a RIC if, among other things, it meets the source-of-income and the asset-diversification requirements. With respect to the source-of-income requirement, each Fund must derive in each taxable year at least 90% of its gross income (including tax-exempt interest) from (i) dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in such shares, securities or currencies and (ii) net income derived from an interest in a “qualified publicly traded partnership.” A “qualified publicly traded partnership” is generally defined as a publicly traded partnership under Internal Revenue Code section 7704. However, for these purposes, a qualified publicly traded partnership does not include a publicly traded partnership if 90% or more of its income is described in (i) above. Income derived from a partnership (other than a qualified publicly traded partnership) or trust is qualifying income to the extent such income is attributable to items of income of the partnership or trust which would be qualifying income if realized by a Fund in the same manner as realized by the partnership or trust.

With respect to the asset-diversification requirement, each Fund must diversify its holdings so that, at the end of each quarter of each taxable year (i) at least 50% of the value of its total assets is represented by cash and cash items, U.S. government securities, the securities of other RICs and other securities, if such other securities of any one issuer do not represent more than 5% of the value of the Fund’s total assets or more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities other than U.S. government securities or the securities of other RICs of (a) one issuer, (b) two or more issuers that are controlled by the Fund and that are engaged in the same, similar or related trades or businesses, or (c) one or more qualified publicly traded partnerships.

If each Fund qualifies as a RIC and distributes to its Shareholders, for each taxable year, at least 90% of the sum of (i) its “investment company taxable income” as that term is defined in the Internal Revenue Code (which includes, among other things, dividends, taxable interest, the excess of any net short-term capital gains over net long-term capital losses and certain net foreign exchange gains as reduced by certain deductible expenses) without regard to the deduction for dividends paid, and (ii) the excess of its gross tax-exempt interest, if any, over certain deductions attributable to such interest that are otherwise disallowed, the Funds will be relieved of U.S. federal income tax on any income of the Funds, including long-term capital gains, distributed to Shareholders. However, any ordinary income or capital gain retained by a Fund will be subject to U.S. federal income tax at regular corporate federal income tax rates (currently at a maximum rate of 35%). Each Fund intends to distribute at least annually substantially all of its investment company taxable income, net tax-exempt interest, and net capital gain.

Each Fund will generally be subject to a nondeductible 4% federal excise tax on the portion of its undistributed ordinary income with respect to each calendar year and undistributed capital gains if it fails to meet certain distribution requirements with respect to the one-year period ending on October 31 in that calendar year. In order to avoid the 4% federal excise tax, the required minimum distribution is generally equal to the sum of (i) 98% of the Fund’s ordinary income (computed on a calendar year basis), (ii) 98% of the Fund’s capital gain net income (generally computed for the one-year period ending on October 31) and (iii) any income realized, but not distributed, and on which the Fund paid no federal income tax in preceding years. Each Fund generally intends to make distributions in a timely manner in an amount at least equal to the required minimum distribution and therefore, under normal market conditions, the Funds do not expect to be subject to this excise tax.

The Funds may be required to recognize taxable income in circumstances in which they do not receive cash. For example, if a Fund holds debt obligations that are treated under applicable tax rules as having original issue discount (such as debt instruments with payment in kind interest or, in certain cases, with increasing interest rates or that are issued with warrants), the Fund must include in income each year a portion of the original issue discount that accrues over the life of the obligation regardless of whether cash representing such income is received by the Fund in the same taxable year. Because any original issue discount accrued will be included in the Fund’s “investment company taxable income” (discussed below) for the year of accrual, the Fund may be required to make a distribution to its Shareholders to satisfy the distribution requirement, even though it will not have received an amount of cash that corresponds with the income earned.

Gain or loss realized by a Fund from the sale or exchange of warrants acquired by the Fund as well as any loss attributable to the lapse of such warrants generally will be treated as capital gain or loss. Such gain or loss generally will be long-term or short-term, depending on how long the Fund held a particular warrant. Upon the exercise of a warrant acquired by a Fund, the Fund’s tax basis in the stock purchased under the warrant will equal the sum of the amount paid for the warrant plus the strike price paid on the exercise of the warrant. Except as set forth in “Failure to Qualify as a RIC,” the remainder of this discussion assumes that each Fund will qualify as a RIC for each taxable year.

Failure to Qualify as a RIC

If a Fund is unable to satisfy the 90% distribution requirement or otherwise fails to qualify as a RIC in any year, it will be subject to corporate level income tax on all of its income and gain, regardless of whether or not such income was distributed. Distributions to the Fund’s Shareholders of such income and gain will not be deductible by the Fund in computing its taxable income. In such event, the Fund’s distributions, to the extent derived from the Fund’s current or accumulated earnings and profits, would constitute ordinary dividends, which would generally be eligible for the dividends received deduction available to corporate Shareholders, and non-corporate Shareholders would generally be able to treat such distributions as “qualified dividend income” eligible for reduced rates of U.S. federal income taxation in taxable years beginning on or before December 31, 2010, provided in each case that certain holding period and other requirements are satisfied.

Distributions in excess of the Fund’s current and accumulated earnings and profits would be treated first as a return of capital to the extent of the Shareholders’ tax basis in their Fund Shares, and any remaining distributions would be treated as a capital gain. To qualify as a RIC in a subsequent taxable year, the Fund would be required to satisfy the source-of-income, the asset diversification, and the annual distribution requirements for that year and dispose of any earnings and profits from any year in which the Fund failed to qualify for tax treatment as a RIC. Subject to a limited exception applicable to RICs that qualified as such under the Internal Revenue Code for at least one year prior to disqualification and that requalify as a RIC no later than the second year following the nonqualifying year, the Fund would be subject to tax on any unrealized built-in gains in the assets held by it during the period in which the Fund failed to qualify for tax treatment as a RIC that are recognized within the subsequent 10 years, unless the Fund made a special election to pay corporate-level tax on such built-in gain at the time of its requalification as a RIC.

Taxation for U.S. Shareholders

Distributions paid to U.S. Shareholders by a Fund from its investment company taxable income (which is, generally, the Fund’s ordinary income plus net realized short-term capital gains in excess of net realized long-term capital losses) are generally taxable to U.S. Shareholders as ordinary income to the extent of the Fund’s earnings and profits, whether paid in cash or reinvested in additional Shares. Such distributions (if designated by the Fund) may qualify (i) for the dividends received deduction in the case of corporate Shareholders under Section 243 of the Internal Revenue Code to the extent that the Fund’s income consists of dividend income from U.S. corporations, excluding distributions from tax-exempt organizations, exempt farmers’ cooperatives or real estate investment trusts or (ii) in the case of individual Shareholders for taxable years beginning on or prior to December 31, 2010, as qualified dividend income eligible to be taxed at reduced rates under Section 1(h)(11) of the Internal Revenue Code (which provides for a maximum 15% rate) to the extent that the Fund receives qualified dividend income, and provided in each case certain holding period and other requirements are met. Qualified dividend income is, in general, dividend income from taxable domestic corporations and qualified foreign corporations (e.g., generally, foreign corporations incorporated in a possession of the United States or in certain countries with a qualified comprehensive income tax treaty with the United States, or the stock with respect to which such dividend is paid is readily tradable on an established securities market in the United States). A qualified foreign corporation generally excludes any foreign corporation, which for the taxable year of the corporation in which the dividend was paid, or the preceding taxable year, is a passive foreign investment company. Distributions made to a U.S. Shareholder from an excess of net long-term capital gains over net short-term capital losses (“capital gain dividends”), including capital gain dividends credited to such Shareholder but retained by a Fund, are taxable to such Shareholder as long-term capital gain if they have been properly designated by the Fund, regardless of the length of time such Shareholder owned the Shares of the Fund. The maximum tax rate on capital gain dividends received by individuals is generally 15% (5% for individuals in lower brackets) for such gain realized before January 1, 2011. Distributions in excess of a Fund’s earnings and profits will be treated by the U.S. Shareholder, first, as a tax-free return of capital, which is applied against and will reduce the adjusted tax basis of the U.S. Shareholder’s Shares and, after such adjusted tax basis is reduced to zero, will constitute capital gain to the U.S. Shareholder (assuming the Shares are held as a capital asset). Under current law, the maximum 15% tax rate on long-term capital gains and qualified dividend income will cease to apply for taxable years beginning after December 31, 2010; beginning in 2011, the maximum rate on long-term capital gains is scheduled to revert to 20%, and all ordinary dividends (including amounts treated as qualified dividends under the law currently in effect) would be taxed as ordinary income. Generally, not later than sixty days after the close of its taxable year, each Fund will provide its Shareholders with a written notice designating the amount of any qualified dividend income or capital gain dividends and other distributions.

As a RIC, each Fund will be subject to the AMT, but any items that are treated differently for AMT purposes must be apportioned between a Fund and its Shareholders and this may affect the Shareholders’ AMT liabilities. Although regulations explaining the precise method of apportionment have not yet been issued by the IRS, each Fund intends in general to apportion these items in the same proportion that dividends paid to each Shareholder bear to the Fund’s taxable income (determined without regard to the dividends paid deduction), unless the Fund determines that a different method for a particular item is warranted under the circumstances.

For purpose of determining (i) whether the annual distribution requirement is satisfied for any year and (ii) the amount of capital gain dividends paid for that year, a Fund may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If a Fund makes such an election, the U.S. Shareholders will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, any dividend declared by a Fund in October, November or December of any calendar year, payable to Shareholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by the U.S. Shareholders on December 31 of the year in which the dividend was declared.

If more than 50% of the value of a Fund’s assets at the close of the taxable year consists of stock or securities in foreign corporations and certain other requirements are met, the Fund may elect to have its foreign tax deduction or credit for such withholding taxes be taken by its investors instead of claiming it on its tax return. If such an election is made, each investor will include in gross income his proportional share of the foreign taxes paid by the Fund. Investors may claim the amount of such taxes paid as a foreign tax credit in order to reduce the amount of U.S. federal income tax liability which an investor incurs on his or her foreign source in come, including foreign source income from the Fund. If a Fund makes the election, it will furnish its Shareholders with a written notice after the close of its taxable year.

Each Fund intends to distribute all realized capital gains, if any, at least annually. If, however, a Fund were to retain any net capital gain, the Fund may designate the retained amount as undistributed capital gains in a notice to its Shareholders who, if subject to U.S. federal income tax on long-term capital gains, (i) will be required to include in income as long-term capital gain, their proportionate shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the federal income tax paid by the Fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. If such an event occurs, the tax basis of Shares owned by a Shareholder of the Fund will, for U.S. federal income tax purposes, generally be increased by the difference between the amount of undistributed net capital gain included in the Shareholder’s gross income and the tax deemed paid by the Shareholders.

Sales and other dispositions of the Shares of a Fund generally are taxable events. U.S. Shareholders should consult their own tax adviser with reference to their individual circumstances to determine whether any particular transaction in the Shares of a Fund is properly treated as a sale or exchange for federal income tax purposes, as the following discussion assumes, and the tax treatment of any gains or losses recognized in such transactions. The sale or other disposition of Shares of a Fund will generally result in capital gain or loss to the Shareholder equal to the difference between the amount realized and his adjusted tax basis in the Shares sold or exchanged, and will be long-term capital gain or loss if the Shares have been held for more than one year at the time of sale. Any loss upon the sale or exchange of Shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends received (including amounts credited as an undistributed capital gain dividend) by such Shareholder with respect to such Shares. A loss realized on a sale or exchange of Shares of a Fund generally will be disallowed if other substantially identical shares are acquired within a 61-day period beginning 30 days before and ending 30 days after the date that the Shares are disposed. In such case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Present law taxes both long-term and short-term capital gain of corporations at the rates applicable to ordinary income of corporations. For non-corporate taxpayers, short-term capital gain will currently be taxed at the rate applicable to ordinary income, currently a maximum of 35%, while long-term capital gain generally will be taxed at a maximum rate of 15%. Capital losses are subject to certain limitations.

Each Fund is required in certain circumstances to backup withhold at a current rate of 28% on taxable distributions and certain other payments paid to non-corporate holders of the Fund’s Shares who do not furnish the Fund with their correct taxpayer identification number (in the case of individuals, their social security number) and certain certifications, or who are otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld from payments made to you may be refunded or credited against your U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.

Taxation for Non-U.S. Shareholders

U.S. Federal income taxation of a Non-U.S. Shareholder depends on whether the income from the Fund is “effectively connected” with a U.S. trade or business carried on by such Shareholder, as discussed generally below. Special U.S. Federal income tax rules that differ from those described below may apply to Non-U.S. Shareholders who invest in the Fund. For example, the tax consequences to a Non-U.S. Shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described below. Non-U.S. Shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Fund.

If the income from a Fund is not effectively connected with a U.S. trade or business carried on by the Non-U.S. Shareholder, distributions of investment company taxable income generally will be subject to a U.S. Federal withholding tax of 30% (or lower treaty rate) on the gross amount of the distribution. Non-U.S. Shareholders may also be subject to the U.S. Federal withholding tax on the income resulting from any election by the Fund to treat foreign taxes paid by it as paid by its Shareholders, but Non-U.S. Shareholders will not be able to claim a credit or deduction for the foreign taxes treated as having been paid by them.

Historically, distributions by a RIC to foreign shareholders of interest and short-term capital gains were subject to the 30% withholding, even though such types of income are generally not subject to U.S. Federal income tax when received directly by foreign persons. However, under the American Jobs Creation Act of 2004, with respect to taxable years of the Fund beginning before January 1, 2010, and provided that certain requirements are met, distributions designated by a Fund as “interest-related dividends” are generally not subject to the 30% withholding and distributions designated by a Fund as “short-term capital gain dividends” are generally also not subject to the 30% withholding unless the Non-U.S. Shareholder is a non-resident alien individual and is physically present in the United States for more than 182 days during the taxable year. Distributions of net capital gains (net long-term capital gains in excess of net short-term capital losses), if any, designated by a Fund as capital gain dividends (as well as amounts retained by the Fund which are designated as undistributed capital gains) and gain realized upon a disposition of Fund Shares also generally will not be subject to U.S. Federal income tax unless the Non-U.S. Shareholder is a non-resident alien individual and is physically present in the United States for more than 182 days during the taxable year. However, this rule only applies in exceptional cases because any individual present in the United States for more than 182 days during the taxable year generally is treated as a resident for U.S. Federal income tax purposes and is taxable on his worldwide income at the graduated rates applicable to U.S. citizens, rather than the 30% U.S. Federal withholding tax. In the case of certain Non-U.S. Shareholders, a Fund may be required to backup withhold at a rate of 28% of distributions unless the Shareholder furnishes the Fund with certifications regarding the Shareholder’s foreign status.

If the income from a Fund is effectively connected with a U.S. trade or business carried on by a Non-U.S. Shareholder, then all distributions and any gains realized upon the disposition of Fund Shares will be subject to U.S. Federal income tax at the graduated rates applicable to U.S. citizens and domestic corporations. Non-U.S. Shareholders that are corporations may also be subject to the branch profits tax.

Foreign individuals generally are subject to U.S. Federal estate tax on their U.S. situs property that they own at the time of their death. Shares of the Funds owned by a nonresident alien individual have historically been deemed to be U.S. situs property for U.S. Federal estate tax purposes, however under recently enacted legislation, with respect to estates of nonresident alien decedents dying before January 1, 2010, Shares of a Fund are not deemed to be property within the United States in the proportion that, at the end of the quarter of the Fund’s taxable year immediately preceding the decedent’s date of death, the assets of the Fund that were “qualifying assets” with respect to the decedent bore to the total assets of the Fund. For these purposes, “qualifying assets” with respect to a nonresident alien decedent include certain bank deposits and debt instruments, and property not within the United States. The remaining portion of the Shares of the Fund owned by a nonresident alien decedent dying before January 1, 2010, would be deemed to be U.S. situs property for estate tax purposes. Under current law, this look-through rule for determining situs of RIC shares will cease to apply for nonresident alien decedents dying after December 31, 2009, and all Fund Shares owned by such a nonresident alien decedent would be treated as U.S. situs property. Certain credits against the estate tax and relief under applicable tax treaties may be available.

Distributions and redemption proceeds with respect to the Funds also may be subject to state, local and foreign taxes, depending upon each Shareholder’s particular situation. Shareholders are advised to consult their tax advisors with respect to the particular tax consequences to them of an investment in the Funds.

The foregoing is a general and abbreviated summary of the provisions of the Internal Revenue Code and the Treasury regulations in effect as they directly govern the taxation of each Fund and its Shareholders. These provisions are subject to change by legislative and administrative action, and any such change may be retroactive. Shareholders are urged to consult their tax advisers regarding specific questions as to U.S. federal income, estate or gift taxes, or foreign, state, local taxes or other taxes.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

A principal shareholder is any person who owns (either of record or beneficially) 5% or more of the outstanding shares of a Fund. A control person is one who owns, either directly or indirectly, more than 25% of the voting securities of a Fund or acknowledges the existence of such control. As a controlling shareholder, each of these persons could control the outcome of any proposal submitted to the Shareholders for approval, including changes to the Funds’ fundamental policies or the terms of the management agreement with the Advisor. The following tables set forth information concerning such persons that, to the knowledge of the Trust’s Board of Trustees, owned, of record or beneficially, at least five percent of a Fund’s Shares as of February 1, 2010:

JAPAN FUND
Name and Address	Percent of Ownership	Nature of Ownership
National Financial Services Corp.
200 Liberty Street
New York, NY 10281	11.97%	Record

Charles Schwab & Co., Inc.
101 Montgomery Street
San Francisco, CA 94101	9.08%	Record

Morgan Stanley Smith Barney LLC
333 West 34th Street, 7th Floor
New York, NY 10001	6.39%	Record

Morgan Stanley Smith Barney LLC
333 West 34th Street, 7th Floor
New York, NY 10001	6.05%	Record

Morgan Stanley Smith Barney LLC
333 West 34th Street, 7th Floor
New York, NY 10001	5.81%	Record

AUSTRALIA/NEW ZEALAND FUND
Name and Address	Percent of Ownership	Nature of Ownership
Charles Schwab & Co., Inc.
101 Montgomery Street
San Francisco, CA 94101	34.76%	Record

National Financial Services Corp.
200 Liberty Street
New York, NY 10281	26.74%	Record

GLOBAL FUND
Name and Address	Percent of Ownership	Nature of Ownership
Morgan Stanley Smith Barney LLC
333 West 34th Street, 7th Floor
New York, NY 10001	13.47%	Record

Charles Schwab & Co., Inc.
101 Montgomery Street
San Francisco, CA 94101	11.78%	Record

Morgan Stanley Smith Barney LLC
333 West 34th Street, 7th Floor
New York, NY 10001	6.92%	Record

Vivian C. Reeves
Vivian C. Reeves Revocable Trust dated
6/11/2008
4922 Chariton Ave.
Tampa, FL 33603	6.91%	Record

National Financial Services Corp.
200 Liberty Street
New York, NY 10281	6.85%	Record

Lynda L. Buck
Lynda L. Buck Living Trust dated 9/14/2005
1252 Lake Point Dr.
Lakeland, FL 33813	5.09%	Record

REAL ESTATE SECURITIES FUND
Name and Address	Percent of Ownership	Nature of Ownership
Charles Schwab & Co., Inc.
101 Montgomery Street
San Francisco, CA 94101	12.14%	Record

National Financial Services Corp.
200 Liberty Street
New York, NY 10281	8.33%	Record

Vivian C. Reeves
Vivian C. Reeves Revocable Trust dated
6/11/2008
4922 Chariton Ave.
Tampa, FL 33603	7.27%	Record

Lynda L. Buck
Lynda L. Buck Living Trust dated 9/14/2005
1252 Lake Point Dr.
Lakeland, FL 33813	6.14%	Record

Morgan Stanley Smith Barney LLC
333 West 34th Street, 7th Floor
New York, NY 10001	5.93%	Record

Morgan Stanley Smith Barney LLC
333 West 34th Street, 7th Floor
New York, NY 10001	5.28%	Record

Morgan Stanley Smith Barney LLC
333 West 34th Street, 7th Floor
New York, NY 10001	5.23%	Record

As of February 1, 2010, the Trustees and Officers of the Trust owned less than 1% of the Shares of each of the Japan Fund, Australia/New Zealand Fund, Global Fund, and Real Estate Securities Fund.

OTHER INFORMATION

Custody of Assets. All securities owned by each Fund and cash from the sale of securities in the Funds’ investment portfolios are held by the Custodian, Fifth Third Bank, N.A., 38 Fountain Square, Cincinnati, Ohio 45263.

Shareholder Reports. Semi-annual reports are furnished to Shareholders, and annually the financial statements in such reports are audited by the independent registered public accounting firm.

Independent Registered Public Accounting Firm. BBD, LLP, 1835 Market Street, 26th Floor, Philadelphia, PA 19103, the independent accountants for the Funds, perform annual audits of each Fund’s financial statements.

Legal Counsel. The Law Offices of John H. Lively & Associates, Inc., a member firm of The 1940 Act Law Group, 2041 West 141st Terrace, Suite 119, Leawood, Kansas 66224, is legal counsel to the Trust.

Transfer and Shareholder Servicing Agent. The Funds’ transfer and shareholder servicing agent is Citi Fund Services Ohio, Inc., 3435 Stelzer Road, Columbus, OH 43219.

Independent Contractor. Ira Cohen, an independent contractor, provides consulting services to the Trust.

Chief Compliance Officer. Stephen Fodo, an independent contractor, serves as chief compliance officer and plan manager under the Trust’s business recovery plan.

APPENDIX A

RATING DEFINITIONS

(Standard & Poor’s / Moody’s Investors Service)

LONG-TERM RATINGS

STANDARD & POOR’S® RATINGS SERVICES. The following summarizes the ratings used by Standard & Poor’s® Ratings Services (“S&P”), a division of McGraw-Hill Companies, Inc., for bonds.
AAA - An obligor rated ‘AAA’ has extremely strong capacity to meet its financial commitments. ‘AAA’ is the highest issuer credit rating assigned by S&P.
AA - An obligor rated ‘AA’ has very strong capacity to meet its financial commitments. It differs from the highest-rated obligors only to a small degree.
A - An obligor rated ‘A’ has strong capacity to meet its financial commitments but is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligors in higher-rated categories.
BBB - An obligor rated ‘BBB’ has adequate capacity to meet its financial commitments. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitments.
BB, B, CCC, and CC - Obligors rated ‘BB’, ‘B’, ‘CCC’, and ‘CC’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘CC’ the highest. While such obligors will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.
BB - An obligor rated ‘BB’ is less vulnerable in the near term than other lower-rated obligors. However, it faces major ongoing uncertainties and exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitments.
B - An obligor rated ‘B’ is more vulnerable than the obligors rated ‘BB’, but the obligor currently has the capacity to meet its financial commitments. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments.
CCC - An obligor rated ‘CCC’ is currently vulnerable, and is dependent upon favorable business, financial, and economic conditions to meet its financial commitments.
CC - An obligor rated ‘CC’ is currently highly vulnerable.
To provide more detailed indications of credit quality, the ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.
SD and D - An obligor rated ‘SD’ (selective default) or ‘D’ has failed to pay one or more of its financial obligations (rated or unrated) when it came due. A ‘D’ rating is assigned when S&P believes that the default will be a general default and that the obligor will fail to pay all or substantially all of its obligations as they come due. An ‘SD’ rating is assigned when S&P believes that the obligor has selectively defaulted on a specific issue or class of obligations but it will continue to meet its payment obligations on other issues or classes of obligations in a timely manner.
MOODY’S® INVESTORS SERVICE, INC. The following summarizes the ratings used by Moody’s Investors Service, Inc. (“Moody’s”) for fixed-income obligations with an original maturity of one year or more.
Aaa - Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.
Aa - Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.
A - Obligations rated A are considered upper-medium grade and are subject to low credit risk.
Baa - Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.
Ba - Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.
B - Obligations rated B are considered speculative and are subject to high credit risk.
Caa - Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.
Ca - Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
C - Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.
Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

The Advisor considers ratings of BBB- and above as Investment-Grade securities.

SHORT-TERM RATINGS

A-1 - An obligor rated ‘A-1’ has strong capacity to meet its financial commitments. It is rated in the highest category by S&P. Within this category, certain obligors are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments is extremely strong.
A-2 - An obligor rated ‘A-2’ has satisfactory capacity to meet its financial commitments. However, it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligors in the highest rating category.
A-3 - An obligor rated ‘A-3’ has adequate capacity to meet its financial obligations. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitments.
B - An obligor rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. Ratings of ‘B-1’, ‘B-2’, and ‘B-3’ may be assigned to indicate finer distinctions within the ‘B’ category. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.
B-1: Obligors with a ‘B-1’ short-term rating have a relatively stronger capacity to meet their financial commitments over the short-term compared to other speculative-grade obligors.
B-2: Obligors with a ‘B-2’ short-term rating have an average speculative-grade capacity to meet their financial commitments over the short-term compared to other speculative-grade obligors.
B-3: Obligors with a ‘B-3’ short-term rating have a relatively weaker capacity to meet their financial commitments over the short-term compared to other speculative-grade obligors.
C - An obligor rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for it to meet its financial commitments.
SD and D - An obligor rated ‘SD’ (selective default) or ‘D’ has failed to pay one or more of its financial obligations (rated or unrated) when it came due. A ‘D’ rating is assigned when S&P believes that the default will be a general default and that the obligor will fail to pay all or substantially all of its obligations as they come due. An ‘SD’ rating is assigned when S&P believes that the obligor has selectively defaulted on a specific issue or class of obligations but it will continue to meet its payment obligations on other issues or classes of obligations in a timely manner.
Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.
Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:
P-1 - Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.
P-2 - Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.
P-3 - Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.
NP - Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.
Note: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.
The Advisor considers ratings of A-3 and above as Investment-Grade securities.

APPENDIX B

COMMONWEALTH INTERNATIONAL SERIES TRUST

PROXY VOTING POLICIES AND PROCEDURES

REVIEWED AND APPROVED BY THE COMMONWEALTH INTERNATIONAL SERIES TRUST

BOARD OF TRUSTEES JULY 15, 2003

I.           Proxy Policies

The Advisor shall make the economic best interest of Fund’s Shareholders its primary advisory consideration when voting proxies of the companies held in Fund accounts. The Advisor shall be expected to vote, as a rule, only on matters which clearly have an economic impact and then only when it is reasonably feasible to evaluate the proposal and cast an informed vote. If the Advisor votes, the Advisor generally shall vote against any actions that would, in the Advisor’s opinion, reduce the rights or options of shareholders, reduce shareholder influence over the Board of Directors and management, reduce the alignment of interests between management and shareholders, or reduce the value of shareholders’ investments. At the same time, the Funds believe in supporting the management of companies in which they invest and the Advisor will be expected to accord proper weight to the positions of a company’s Board of Directors and the Advisor’s portfolio managers that choose to invest in the companies.

A.            Boards of Directors

A proxy, if cast, will normally support management nominees.

In general the Fund believes that,

a board that has at least a majority of independent directors is integral to good corporate governance. Key Board committees, including audit/compliance, compensation and nominating committees, should be completely independent.

There are some nominations for directors that should result in votes being withheld. These instances include directors who are known to:

1.    Enact egregious corporate governance policies or failed to replace management, as appropriate;

2.    Have failed to act on takeover offers where the majority of the shareholders have tendered their shares; or

3.    Ignore a shareholder proposal that is approved by a majority of the shares outstanding.

Votes in a contested election of directors will not be cast unless it is reasonably feasible to evaluate the nominees. They must be evaluated on a case-by-case basis, considering factors such as

1.    Long-term financial performance of any company attempting a takeover;

2.    Management’s track record;

3.    Portfolio Manager’s assessment;

4.    Qualifications of director nominees (both slates);

5.    Evaluation of what each slate is offering shareholders, as well as the likelihood that the proposed objectives and goals can be met; and/or

6.    Background to the Proxy contest.

B.            Independent Auditors

A company should limit its relationship with its auditors to the audit engagement and certain closely-related activities that do not, in the aggregate, raise an appearance of impaired independence. The Advisor will not vote or will support the reappointment of the company’s auditors unless:

1.    It is clear that the auditors will not be able to fulfill their function;

2.    There is reason to believe the independent auditors have rendered an opinion that is neither accurate nor indicative of the company’s financial position; or

3.    The auditors have a significant issue or relationship with the issuer that compromises the auditors’ independence.

C.            Compensation Programs

Appropriately designed equity-based compensation plans, approved by shareholders, can be an effective way to align the long-term interests of shareholders and the interests of management, employees and directors. Plans should not substantially dilute shareholders’ ownership interests in the company, provide participants with excessive awards or have objectionable structural features. The Advisor will generally vote against equity-based plans where the total dilution (including all equity-based plans) is excessive. If reasonably feasible to cast an informed vote:

1.    The Advisor will generally support the use of employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are not acquired for materially less than fair market value.

2.    The Advisor will vote for proposals to re-price options if there is a value-for-value (rather than a share-for-share) exchange.

3.    The Adviser will generally support the Board’s discretion to determine and grant appropriate cash compensation and severance packages.

D.            Corporate Matters

The Advisor will review management proposals relating to changes to capital structure, reincorporation, restructuring and mergers and acquisitions on a case-by-base basis, considering the impact of the changes on corporate governance and shareholder rights, anticipated financial and operating benefits, portfolio manager views, level of dilution, and a company’s industry and performance in terms of shareholder returns. If reasonably feasible to cast an informed vote, the Advisor will be expected to generally vote for:

1.    Acquisition proposals that Portfolio Managers believe, based on their review of the materials, will result in financial gain to the portfolio and merger proposals that have operating benefits, a fair offer price, favorable prospects for the combined companies and will not have a negative impact on corporate governance or shareholder rights.

2.    Proposals to increase common share authorization for a stock split.

3.    Proposals to institute open-market share repurchase plans

E.            Shareholder Proposals

Shareholder proposals can be extremely complex, and the impact on share value can rarely be anticipated with any high degree of confidence. The Advisor shall generally support the Board’s discretion regarding shareholder proposals and review shareholder proposals only if reasonably feasible and on a case-by-case basis, giving careful consideration to such factors as: the proposal’s impact on the company’s short-term and long-term share value, its effect on the company’s reputation, the economic effect of the proposal, industry and regional norms applicable to the company, the company’s overall corporate governance provisions, and the reasonableness of the request. If reasonably feasible to cast an informed vote, the Advisor shall be expected to generally vote for a proposal that is designed to protect or expand shareholder rights if the company’s corporate governance standards indicate that such additional protections are warranted.